Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 8

2. AMENDMENT/MODIFICATION NO. 019	3. EFFECTIVE DATE 06/27/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

By mutual agreement of the contracting parties the follow modification is issued to incorporate the following into the ACN-13-FX – contract:

1. Beginning on line 434, in the “Offshore Capacity Requirement – Day Network” section, the following language is inserted:

In the event that destinating offshore volumes exceed the volumes listed in “Offshore Capacity Requirement – Day Network” at the Aviation Supplier’s Memphis hub, the excess volume will receive a scan in Memphis that qualifies as a Delivery Scan.

This scan will fulfill the requirement that the aviation supplier obtain a destination

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Susan E. Partridge

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 09/09/14	16B. CONTRACT AUTHORITY /s/ SUSAN E. PARTRIDGE (Signature of Contracting Officer)	16C. DATE SIGNED 09/09/14

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Delivery Scan under Payment Procedures.

The time of the scan will also be used to measure performance under Performance Requirements and Measurement and in the assessment of reductions under Reduction of Payment.

All destinating offshore volume will move to the offshore destination as part of the Aviation Supplier’s services under this contract, on a first-in, first-out basis. The Aviation Supplier is still responsible for performing a Delivery Scan when the volume is tendered to the Postal Service at the offshore destination.

2. Beginning on line 576, in the “Ordering Process – Non-Peak – Day Network” section, the following language is inserted:

[*]

3. Lines 622 – 623 will change

FROM:

The Postal Service will request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, and a Saturday / Sunday plan.

TO:

The Postal Service will request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan and a Sunday plan.

4. Lines 842 – 843 will change

FROM:

Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 3 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The reduction in payment will be based on a conversion of the weight of the late Handling Units to cubic feet by the applicable mail class density and will be applied at the base or the tier in which the delivery occurred

TO:

The reduction in payment will be based on a conversion of the weight of the late Handling Units to cubic feet by the applicable contract density and will be applied at the base or the tier in which the late delivery occurred

5. Lines 1201-1203 will change

FROM:

[*]

TO:

[*]

6. Lines 1230 – 1232 will change

From:

The transportation payment fir mixed ULDs will be based on the applicable cubic feet of the originating ULD. These transportation payments will be reduced for Handling Units not receiving a Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct destination to cubic feet by the applicable mail class density.

Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 4 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

TO:

The transportation payment for mixed ULDs will be based on the applicable feet of the originating ULD. These transportation payments will be reduced for Handling Units not receiving a Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct destination to cubic feet by the applicable contract density.

7. Lines 1245 – 1247 is changed

FROM:

If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3 and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable mail class density.

TO

If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3 and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable contract density.

8. Lines 1252 – 1253 will change

FROM

The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations. The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable mail class density. Recognizing the reduced work content, the

Continued…

CONTINUATION SHEET	REQUISITION NO.	Page Of 5 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

aviation supplier will provide an unload rate in Attachment 10: Pricing for the receipt and processing of all ad hoc truck mail volume. The Postal Service will incorporate ad hoc truck payments in the weekly electronic payment.

TO

The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations. The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal Service assigned rounded weight by the applicable contract density. The Postal Service will incorporate ad hoc truck payments in the weekly electronic payment.

9. The following is added at line 1284:

The average weight process is detailed in Attachment 15, Average Weights.

10. The following is added at line 1293:

The Re-Labeling process is described in Attachment 16, Re-labeling / Type M Matching Process

11. The following is added at line 1363:

The average weight process is detailed in Attachment 15, Average Weights.

12. The following definition is added to Clause B-1:

Definitions:

a. Payment Week: The period each week of an Operating Period between 00:00 Saturday and 23:59 Friday.

Continued…

CONTINUATION SHEET	REQUISITION NO.	Page Of 6 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

13. Lines 3488 – 3492 will change

FROM:

It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force Majeure event has taken place within twenty-four (24) hours of the event.

TO:

It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force Majeure event has taken place within twenty-four (24) hours of the event, except when the event occurs on a Friday, Saturday or Sunday. Declaration of a Force Majeure event that occurs on a Friday, Saturday, or Sunday must be made by the close of business on the following Monday, except when the Monday falls on a holiday, then it must be declared by the close of business on the following Tuesday.

14. Attachment 1 is corrected as follows:

Operating Period 25: End Date From 11/02/15 TO 11/01/15

Operating Period 26: Begin Date From 11/03/15 TO 11/02/15

Operating Period 68: Begin date From 04/29/14 TO 04/29/19

Operating Period 74: Begin date From 10/30/19 TO 10/28/19

15. Required Delivery Times in Attachments 3 & 4, attached, are corrected.

16. The following special notes added are added to Attachment 3:

Continued…

CONTINUATION SHEET	REQUISITION NO.	Page Of 7 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

a. [*]

b. [*]

c. [*]

d. [*]

17. The following was added to Attachment 3, Operating Plan, Day Network: Tender and Delivery Codes Definition:

K: Aviation Supplier Deck Loads

18. Corrections to the “Tender and Delivery Codes” are attached

19. The following sites and tender times were added to:

Attachment 4, Operating Plan – Night Network and,

Attachment 4, Operating Plan, Night Network,

Tender and Delivery Codes:

Amarillo, TX (AMA)

Helena, MT (HLN)

Salisbury, MD (SBY)

20. [*]

Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 8 8

CONTRACT/ORDER NO. ACN-13-FX/019	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

[*]

21. [*]

a. [*]

22. The following Wage Determinations are incorporated into Attachment 13, Service Contract Act – Wage Determinations:

[*]

23. Attachment 14, Density, is hereby incorporated.

24. Attachment 15, Average Weight Process, is hereby incorporated.

25. Attachment 16, Re-Labeling / HUP Process, is hereby incorporated.

26. Attachment 17, Handling Unit Types, is hereby incorporated.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Period of Performance: 09/30/2013 to 09/30/2020

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

United States Postal Service

AIR CARGO NETWORK

Contract ACN-13-FX

Awarded By:

Air Transportation CMC

Transportation Portfolio

Supply Management

475 L’Enfant Plaza SW

Room 1P 650

Washington, DC 20260-0650

April 23, 2013

Modification 1 Issued May 28, 2013

Modification 2 Issued June 24, 2013

Modification 3 Issued September 24, 2013

Modification 7 Issued October 22, 2013

Modification 11 Issued January 6, 2014

Modification 12 February 3, 2014

Modification 13 March 3, 2014

Modification 14 March 31, 2014

Modification 15 April 28, 2014

Modification 16 May 27, 2014

Modification 17, May 11, 2014

Modification 18, June 18, 2014

Modification 19, June 27, 2014

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work	5
Purpose and Scope	5
Scale	5
Services Provided	5
Service Points	6
Management Plan	6
Frequency	7
Mail Assignment and Transport - Day Network	7
Mail Assignment and Transport - Night Network	7
Local Agreements	7
Postal Service Performs Terminal Handling Service (THS) Operation - Day Network	7
Aviation Supplier Planned Accommodation - Day Network	8
Aviation Supplier Planned Accommodation - Night Network	9
Delivery - Day Network	9
Delivery - Night Network	9
Saturday Delivery - Day Network	9
Specific Delivery Instructions	9
Boarding Priority - Day Network	9
Boarding Priority - Night Network	10
Repossession of Mail by the Postal Service	10
Treatment of Exceptional Types of Mail	10
Perishable Mail and Live Mail	12
Registered Mail	12
Offshore Capacity Requirement - Day Network	12
Volume Commitment - General Information	13
Volume Commitment - Contract Volume Minimum - Day Network	13
Operating Period Volume Minimum - Day Network	13
Operating Period Volume Minimum - Night Network	13
Volume Commitment - Holiday - Day Network	14
Volume Commitment - Holiday - Night Network	14
Operating Periods	15
Ordering Process - Non-Peak - Day Network	15
Ordering Process - Non-Peak - Night Network	15
Ordering Process - Peak - Day Network	16
Ordering Process - Peak - Night Network	16
Electronic Data Interchange (EDI)	17
Operational Condition Reports	17
Dimensional Weight Reports	18
Scanning and Data Transmission	18
Performance Requirements and Measurement	19
Reduction of Payment	20
Performance Management	21
Sustainability	21
Security	22
Postal Service Employees Allowed Access	22
Personnel Screening	22
Payment Procedures	26
Rates and Payment General	26
Payment Processing - Day Network - Per Cube	27
Payment Processing - Night Network - Per Pound	29

Air Cargo Network

Contract ACN-13-FX

Reconciliation Process		30

Part 3: Contract Clauses		31
Clause B-1:	Definitions (March 2006) (Tailored)	31
Clause B-3:	Contract Type (March 2006) (Tailored)	34
Clause B-9:	Claims and Disputes (March 2006) (Tailored)	34
Clause B-10:	Pricing of Adjustments (March 2006) (Tailored)	35
Clause B-15:	Notice of Delay (March 2006) (Tailored)	35
Clause B-22:	Interest (March 2006) (Tailored)	36
Clause B-25:	Advertising of Contract Awards (March 2006)	36
Clause B-30:	Permits and Responsibilities (March 2006) (Tailored)	36
Clause B-39:	Indemnification (March 2006) (Tailored)	36
Clause B-45:	Other Contracts (March 2006) (Tailored)	36
Clause B-65:	Adjustments to Compensation (March 2006) (Tailored)	36
Clause B-69:	Events of Default (March 2006) (Tailored)	37
Clause B-75:	Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)	37
Clause B-77:	Protection of the Mail (Non-Highway) (March 2006) (Tailored)	38
Clause B-80:	Laws and Regulations Applicable (March 2006) (Tailored)	39
Clause B-81:	Information or Access by Third Parties (March 2006) (Tailored)	39
Clause B-82:	Access by Officials (March 2006) (Tailored)	39
Clause 1-1:	Privacy Protection (July 2007)	40
Clause 1-5:	Gratuities or Gifts (March 2006)	41
Clause 1-6:	Contingent Fees (March 2006)	41
Clause 1-11:	Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)	42
Clause 1-12:	Use of Former Postal Service Employees (March 2006) (Tailored)	42
Clause 2-11:	Postal Service Property - Fixed-Price (March 2006) (Tailored)	42
Clause 2-22:	Value Engineering Incentive (March 2006)	44
Clause 3-1:	Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	47
Clause 3-2:	Participation of Small, Minority, and Woman-owned Businesses (March 2006)	48
Clause 4-1:	General Terms and Conditions (July 2007) (Tailored)	48
Clause 4-2:	Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)	52
Clause 4-7:	Records Ownership (March 2006)	53
Clause 6-1:	Contracting Officer’s Representative (March 2006)	53
Clause 9-1:	Convict Labor (March 2006)	53
Clause 9-2:	Contract Work Hours and Safety Standards Act - Overtime Compensation (March 2006)	54
Clause 9-7:	Equal Opportunity (March 2006) (Tailored)	54
Clause 9-9:	Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)	55
Clause 9-10:	Service Contract Act (March 2006)	55
Clause 9-12:	Fair Labor Standards Act and Service Contract Act - Price Adjustment (February 2010)	62
Clause 9-13:	Affirmative Action for Workers with Disabilities (March 2006) (Tailored)	63
Clause 9-14:	Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)	64
Contract Term		66
Renewal Process		66
Amendments or Modifications		66

Air Cargo Network

Contract ACN-13-FX

Assignment		66
Bankruptcy		67
Confidentiality		67
Entire Agreement		68
Force Majeure		68
Frequency Adjustment		69
Notices		69
Severability		70
Third Party Governmental Delays		70
Waiver of Breach		70

Part 4 - List of Attachments and Forms		71
Attachment 1	Postal Service Operating Periods, dated June 27, 2014	72
Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013	74
Attachment 3	Operating Plan, Day Network, dated June 27, 2014	75
Attachment 4	Operating Plan, Night Network, dated June 27, 2014	81
Attachment 5	Reserved
Attachment 6	Postal Furnished Property, April 16, 2013	89
Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012	90
Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012	91
Attachment 9	Wage Determination, dated October 31, 2012	95
Attachment 10	Pricing, dated June 27, 2014	98
Attachment 11	Perishable Mail and Lives, June 27, 2014	100
Attachment 12	Reserved
Attachment 13	Service Contract Act Wage Determinations, dated June 24, 2014	102
Attachment 14	Contract Density, dated June 27, 2014	122
Attachment 15	Average Weight Process, dated June 27, 2014	124
Attachment 16	Re-labeling Process, dated June 27, 2014	125
Attachment 17	Handling Unit Types, dated June 27, 2014	127

Forms
DOT Form F 5800.1	Hazardous Materials Incident Report
I-9 Form	Employment Eligibility Verification
PS Form 2025	Contract Personnel Questionnaire
PS Form 8203	Order / Solicitation / Offer / Award
US Treasury Form 941	Quarterly Federal Tax Return

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Mod 19

1	Part 1: Statement of Work
2
3
4	Purpose and Scope
5 6 7 8 9 10 11	The United States Postal Service is seeking to purchase air transportation and ancillary services for mail to and from destinations within the contiguous forty-eight (48) states as well as non-contiguous areas to include Alaska, Hawaii, and Puerto Rico. This statement of work (SOW) provides for the transportation of mail on any flight in the aviation supplier’s air transportation network. It also provides for services associated with the transportation of mail by the aviation supplier. The air carrier’s network or transportation system may include its own flights, flights of its approved subcontractors, flights that may be dedicated to Postal operations, and Road Feeder Service.
12
13
14	Scale
15 16 17	The volume of mail (expressed in pounds and cubic feet) transported as contracted under this air cargo network contract may increase or decrease significantly over the term of the contract consistent with the needs of the Postal Service.
18
19
20	Services Provided
21 22 23 24	The aviation supplier shall provide sufficient resources to efficiently and effectively take possession, sort (if necessary), transport, scan, load, and deliver all mail to the designated destination Service
Points specified by the Postal Service in Attachment 2: Air Stops & Projected Volumes, Attachment 3:
Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
25
26	The aviation supplier will present scan data for these events electronically to the Postal Service. See
27	Attachment 7: Electronic Data Interchange Service Requirements.
28
29	[*]
30
31
32
33
34
35	The aviation supplier will be expected to (this list is not all inclusive):
36	a. Coordinate and oversee its own operations; supervise and protect its own employees.
37	b. Ensure that the necessary facility support and administrative functions are performed.
38	c. Monitor performance.
39	d. Provide feedback to the Postal Service.
40	e. Ensure the integrity of data entry.
41	f. Coordinate the exchange of information.
42 43	g. Provide notification of changes or anticipated changes in services provided (including subcontractors) to the Postal Service.
44	h. Scan material Handling Units.
45	i. Assist in unloading or loading Unit Load Devices (ULDs) to or from surface transportation.
46 47	j. Provide the correct type and quantity of equipment necessary to support the service requirements of this contract.
48	k. Process mail for dispatch from the aviation supplier’s facility to the Postal Service facility.
49	l. Close-out, receive, and dispatch all surface vehicles.
50	m. Handle overflow volumes per Postal Service general directions.
51	n. Cooperate with all aviation suppliers in the transportation service chain.
52	o. Enter data timely and accurately.
53	p. Prepare required reports.
54	q. Perform verification of security seals on surface transportation.
55	r. Ensure the security of all mail.
56

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Mod 19

57
58	Service Points
59 60 61

Service Points are the locations where tender and / or delivery takes place. The locations and tender and delivery specifications are listed in Attachment 3: Operating Plan, Day Network, and Attachment

4: Operating Plan, Night Network.

62
63	The Day Network will service approximately eighty (80) origin and destination Service Points.
64
65	The Night Network will service approximately one hundred forty-five (145) origin and destination
66	Service Points
67
68
69	Management Plan
70 71 72 73	The aviation supplier shall develop and maintain a current Management Plan for dealing with normal daily operations as well as unscheduled and unexpected events affecting the expeditious operation of the facility, including aviation and surface service failure and delays. The Management Plan must also address the key personnel involved on a day to day basis.
74
75 76 77	Updates to this plan shall be submitted to the Contracting Officer within ten (10) days of any changes to the plan. The aviation supplier shall review and verify, at least annually, that its management plan is current.
78
79 80 81	The aviation supplier must train its employees to a level of familiarity that ensures a contingency plan can be exercised without delay. The following items must be addressed by the Management Plan; the list is not all inclusive.
82
83	a. Late arriving aircraft and trucks
84	• Ability to conduct two operations – Originating and Destinating
85
86	b. Early arriving aircraft and trucks
87	c. Mail arriving out of normal sequence
88	d. Trucks not on-site for dispatch
89	e. Inclement weather during operations
90	• Snow issues
91	• Ice storms
92	• Airport closures
93
94	f. Protection of the mail during inclement weather
95	g. Labor actions
96	h. Inadequate staffing
97	i. An inability to complete all loading in time to meet tender
98	j. Overflow mail
99	k. Damaged and / or non air worthy containers
100	l. Damaged surface containers
101	m. Damaged or non-labeled mail
102	n. Plan and schedule changes
103	o. Loose load mail
104	p. Hazardous Material (HAZMAT)-acceptable and non-acceptable pieces
105	q. Handling and staging of live animals
106	r. Running out of supplies such as placards, bypass tape, etc.
107	s. Power losses – Describe in detail all steps to be taken in the event of power loss to
108	include specific actions for back up power at the Terminal Handling Service (THS) location
109	such as generators and other systems.
110	t. Natural disasters
111	u. Equipment breakdowns
112	v. Airport closings
113	w. Air Traffic Control (ATC) impact mitigation plan

Air Cargo Network

Contract ACN-13-FX

Part 1: Statement of Work

Mod 19

114
115
116	Frequency
117 118 119 120 121	The initial frequency of service for the Day Network (Priority Mail / First Class network) is based on six
(6) days of Postal Service delivery and shall be Tuesday through Sunday (X1).[1] This will provide for approximately 307 (308 in a leap year) operating days annually. This excludes the widely observed holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
Commitment – Holiday – Night Network.
122
123 124 125 126 127	The initial frequency of service for the Night Network (Express Mail network) is based on five (5) days of Postal Service delivery and shall be Monday through Friday (X67).[2] This will provide for approximately 254 (255 in a leap year) operating days annually. This excludes the widely observed holidays as listed in the sections titled, Volume Commitment – Holiday – Day Network and Volume
Commitment – Holiday – Night Network.
128
129
130	Mail Assignment and Transport - Day Network
131 132 133	The aviation supplier shall provide flight schedules at least thirty (30) days in advance of the Operating
Period. The Postal Service will create dispatch routing instructions based on the aviation supplier’s flight schedule and subsequently shown on the Postal Service Dispatch and Routing (D&R) Tag.
134
135 136 137 138 139	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to the outbound flights to the aviation supplier one (1) hour before the scheduled ‘All Mail Due Aviation
Supplier’ column as listed in Attachment 3: Operating Plan, Day Network. The Postal Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation Supplier’ column listed in Attachment 3: Operating Plan, Day Network.
140
141
142	Mail Assignment and Transport - Night Network
143 144 145 146 147	The Postal Service agrees to provide up to seventy-five (75%) percent of the total volume assigned to the outbound flights to the aviation supplier thirty (30) minutes before the scheduled ‘All Mail Due
Aviation Supplier’ column as listed in Attachment 4: Operating Plan, Night Network. The Postal
Service agrees to provide the remaining twenty-five (25%) percent by the ‘All Mail Due Aviation
Supplier’ column listed in Attachment 4: Operating Plan, Night Network.
148
149
150	Local Agreements
151 152 153 154	No Local Agreement (any informal agreement or working arrangement made between representatives of the aviation supplier, the Postal Service, or their agents who lack authority to bind either company)
shall be binding, obligate the Postal Service or the aviation supplier, or otherwise give rise to any claim under this contract.
155
156
157	Postal Service Performs Terminal Handling Service (THS) Operation - Day
158	Network
159 160 161 162	Mail will be tendered to the aviation supplier in accordance with the Operating Plan provided by the aviation supplier. The aviation supplier’s Operating Plan will be provided thirty (30) days before the start up of the Operating Period. The aviation supplier’s Operating Plan will specify the following information:
163
164	Specific Type of Airline ULD per origin / destination
165	Destination of Airline ULD – Direct (bypass)

[1]    X1 refers to the day of the week that service will not be performed. The days of the week are numbered consecutively from 1 through 7 beginning with Monday (1). “X1” means that service will operate each day of the week except Monday.

[2]    X67 refers to the days of the week that service will not be performed. “X67” means that service will operate each day of the week except Saturday and Sunday.

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166	Destination of Airline ULD – Mixed (to be sorted at hub)
167
168	The Operating Plan will be mutually agreed upon prior to implementation.
169
170 171 172	The aviation supplier will transport, scan, and deliver the ULDs to the specific Service Points listed in
Attachment 3: Operating Plan, Day Network. The Postal Service or its representative will build the
ULDs in conformance with the aviation supplier’s Operating Plan.
173
174	The aviation supplier will perform the following activities including, but not limited to:
175
176 177 178

a.       Sorting and scanning mail at an aviation supplier hub, as necessary, which also may include re-wrap and reapplication of Distribution & Routing (D&R) Tags to mail requiring such treatment, and dispatch on service responsive transportation

179
180 181	b. In the unlikely event that mail tendered to the aviation supplier is in excess (overflow) of what may be transported, the aviation supplier shall:
182	i. Secure the mail.
183 184	ii. Scan all Handling Units and record the number of pieces, weight, and destination of all overflow Handling Units.
185 186 187

iii.     Immediately notify the local Postal official after becoming aware of an overflow situation. The Postal official will direct the aviation supplier to either hold the mail for the next outbound flight or return it to the designated Postal facility.

188 189	iv. Prepare all overflow mail for delivery to the local designated Postal facility within twenty (20) minutes of receipt of Postal direction.
190 191	v. Provide a written report of the overflow to the local Postal official with a copy to the COR.
192
193 194 195 196	When transporting mail in carts, containers, or other vehicles, the mail must be securely enclosed to protect it from loss, depredation, and damage. The aviation supplier will stage mail in a secure area while in its possession. The aviation supplier is not allowed to transport mail in the cabs of its vehicles except for mail containing live animals.
197
198
199	Aviation Supplier Planned Accommodation - Day Network
200 201 202	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set forth in this contract.
203
204 205 206	If the Postal Service tenders mail in excess of 105% of the Planned Capacity for that Service Point, the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same service requirements apply.
207
208 209 210	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
column as shown in Attachment 3: Operating Plan, Day Network, the aviation supplier has the right to refuse that volume.
211
212 213 214	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 3:
Operating Plan, Day Network, shall be subject to the same service commitments as mail tendered at or before the ‘All Mail Due Aviation Supplier’ column.
215
216

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217
218	Aviation Supplier Planned Accommodation - Night Network
219 220 221	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from each origin daily. All mail accepted by the aviation supplier is subject to the service commitments set forth in this contract.
222
223 224 225	If the Postal Service tenders mail in excess of 120% of the Planned Capacity for that Service Point, the aviation supplier may refuse to transport the excess tender. If the volume is accepted, the same service requirements apply.
226
227 228 229	If the Postal Service tenders mail to the aviation supplier after the ‘All Mail Due Aviation Supplier’
column as shown in Attachment 4: Operating Plan, Night Network, the aviation supplier has the right to refuse that volume.
230
231	Mail accepted after the agreed upon ‘All Mail Due Aviation Supplier’ column in Attachment 4:
232 233	Operating Plan, Night Network, shall be subject to the same service commitments as mail tendered at or before the ‘All Mail Due Aviation Supplier’ column.
234
235
236	Delivery - Day Network
237 238	The aviation supplier will deliver mail to a destination Service Point by the scheduled ‘Latest Delivery Time to Postal Service’ column in Attachment 3: Operating Plan, Day Network.
239
240
241	Delivery - Night Network
242 243 244 245	The aviation supplier will deliver mail to a Service Point by the scheduled ’Latest Delivery Time to
Postal Service’ column in Attachment 4: Operating Plan, Night Network, on or before the scheduled delivery day (D+1) on Attachment 4: Operating Plan, Night Network. “D+1” is defined as the day following acceptance by the aviation supplier.
246
247 248	At destination, the aviation supplier is required to unload the mail from the ULDs received, scan, and deliver the mail to the Postal Service.
249
250
251	Saturday Delivery - Day Network
252	See Attachment 3: Operating Plan, Day Network, for details on Saturday delivery.
253
254
255	Specific Delivery Instructions
256	The aviation supplier shall:
257	a. Assist in loading and dispatching all outbound surface vehicles, as required
258
259 260 261

b.      Must develop a cooperative line of communication with the Postal Service to ensure the timely delivery and dispatch of mail. All efforts shall be made to provide an efficient and effective delivery to the Postal Service.

262
263
264	Boarding Priority - Day Network
265	The aviation supplier must board accepted mail using the following mail boarding preference order:
266	a. Registered (Con-Con) Mail
267
268	b. Lives
269
270	c. Perishables
271
272	d. HAZMAT, regardless of mail class

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273
274	e. Domestic Priority and Express Mail
275
276	f. First-Class Mail
277
278	g. All Other Mail
279
280 281	The Manager, Air Transportation Operations, or a Postal Service designee, will determine if the Postal Service should repossess any mail without exercising rights as described in the section titled
282	Repossession of Mail by the Postal Service.
283
284
285	Boarding Priority - Night Network
286	The aviation supplier must board accepted mail using the following mail boarding preference order:
287	a. Express Mail
288	b. All other classes of mail
289
290
291	Repossession of Mail by the Postal Service
292 293 294	The Postal Service may, at any time, require the aviation supplier to return to the local Postal Service representative or agent at a Service Point, any or all of the mail in its possession at that location or the
Postal Service may take possession of such mail from the aviation supplier.
295
296
297	Treatment of Exceptional Types of Mail
298	1. Tagging of Hazardous Material
299 300	The aviation supplier may carry mailable HAZMAT, subject to applicable law, rules and regulations, including, without limitation:
301
302	a. ORM-D Air
303 304 305 306 307 308

“ORM-D” stands for “Other Regulated Material-Class D.” ORM-D is a term developed by the Department of Transportation (DOT) that signifies the hazard class associated with a consumer commodity. Most hazardous materials accepted by the Postal Service for mailing are classified as ORM-D. A package marked ORM-D meets the standards for surface transportation only. “ORM-D-Air” signifies that the item meets the requirements for air and surface transportation.

309
310 311 312 313 314

The Postal Service currently accepts limited quantity alternative marking options (square on point) for ORM-D and ORM-D-Air and plans to adopt mandatory effective dates as identified by the Department of Transportation. There are no intended changes to quantity limits, package weights, or documentation requirements for these mailable materials.

315
316	b. Division Class 6.2
317 318 319 320 321

Division Class 6.2 materials are not permitted in international mail or domestic mail, except when they are intended for medical or veterinary use, research, or laboratory certification related to the public health. These materials are permitted only when they are properly prepared for mailing to withstand shocks, pressure changes, and other conditions related to ordinary handling in transit.

322
323	c. Division Class 9
324 325 326 327 328

Division Class 9 items are miscellaneous hazardous materials or substance articles that present a hazard during transportation but do not meet the definition of any other hazard class. Examples of miscellaneous hazardous materials (not all of which are mailable)
include solid dry ice, elevated temperature substances, environmentally hazardous substances, life-saving appliances, and asbestos.

329

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330	d. Hazardous and Dangerous Goods
331 332 333 334 335 336 337 338 339

The aviation supplier will accept all Dangerous Goods as defined in the Domestic Mail
Manual, section 601.10. All Dangerous Goods will be tendered on the Night Network.
The Postal Service will be in compliance with the current International Air Transport
Association (IATA) allowed variations as listed for the aviation supplier. The Postal
Service will tender all Dangerous Goods at least two hours prior to the tender time shown in Attachment 4: Operating Plan, Night Network. The Postal Service shall not tender any used sharps. Any future changes to Hazardous and Dangerous Goods requirements will be reviewed and must be acceptable to the aviation supplier prior to implementation of the changes.

340
341 342 343 344

e.      All other hazardous material that is packaged and distributed in a quantity and form intended or suitable for retail sale and designed for consumption by individuals for their personal care or household use purposes; reference
http://pe.usps.gov/text/dmm300/601.htm#wp1065003.

345
346	2. Assignment of Hazardous Materials
347 348	a. The tender of all hazardous materials will be performed a minimum of two (2) hours prior to the final tender time of the intended flight.
349
350	b. The desired flight assignment of HAZMAT is to non-stop or direct flights.
351
352	c. No surcharge is offered for the transportation of HAZMAT mail.
353
354 355 356 357 358 359

d.      A copy of the manifest and the assigned item MUST be handed to an aviation supplier representative a minimum of two (2) hours prior to the closeout time of the intended flight.
The aviation supplier representative will be responsible for ensuring that the information on the postal manifest which includes the number of pieces, weight, and appropriate shipper’s certification detail is incorporated onto the aircraft load manifest and pilot notification paperwork as outlined in CFR 49, Part 175, Carriage by Aircraft.

360
361 362 363

e.      Aviation supplier Refusal to Accept Hazardous Materials: If the aviation supplier refuses to accept a properly prepared HAZMAT item, it shall document the reasons leading to the refusal. Documentation will include:

364	i. Name and address of mailer and air carrier;
365	ii. The type and amount of hazardous material; and
366	iii. The reason for refusal.
367
368	f. HAZMAT Spills, Releases, Incidents, and Emergencies
369	i. While in the possession of the aviation supplier, but not on board an aircraft:
370 371 372 373 374 375 376 377

Hazardous Material items which are damaged must not be boarded on the aircraft. HAZMAT incidents which occur following the tender but prior to boarding of the aircraft, or after unloading from an aircraft and before delivery to the Postal Service, causing injury, illness, significant property damage, or disruption in operations will require the aviation supplier to enter the required information into the Mail Piece Incident Reporting Tool (MIRT), a Postal
Service intranet tool for the collection of information on leaking and other non-
mailable items.

378
379	ii. While on board an aircraft:
380 381 382 383 384 385

Any incident which occurs while on board an aircraft will require the aviation supplier to complete a Department of Transportation (DOT) Form F 5800.1
(01-2004), Hazardous Materials Incident Report. A copy of this form must be sent to the COR within twenty-four (24) hours of the incident with all information available. The incident type is not limited to hazardous material and may include hazardous cargo spills which come in contact with the mail.

386

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387
388	Perishable Mail and Live Mail
389 390 391 392 393 394	The aviation supplier will be required to transport as mail perishable items which the Postal Service has accepted as mailable under Domestic Mail Manual (DMM) 601, sub section 9.0, including live animals as discussed at DMM 601 subsection 9.3. The Postal Service will notify the aviation supplier a minimum of two (2) hours prior to the ‘All Mail Due Aviation Supplier’ time as listed in Attachment 3:
Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network, of the intended flight of known perishable mail, including live animals.
395
396 397	Attachment 11: Perishable Mail and Lives, details the requirements for preparation and tender of perishable mail and live animal shipments.
398
399
400	Registered Mail
401	The aviation supplier will accept Registered Mail provided in Con-Cons for the Day Network only.
402
403 404	Registered Mail Con-Cons will be a part of the Planned Capacity and will be tendered in accordance with Attachment 3: Operating Plan, Day Network.
405
406 407	Upon request, the aviation supplier shall furnish the Postal Service the following information concerning Registered Mail:
408	• Aircraft number,
409	• Aircraft compartment location,
410	• Actual flight departure time, and
411	• Any accident or irregularity which occurs to a flight containing Registered Mail.
412
413 414 415	Registered Mail Handling Units will have a D&R Tag affixed indicating the final destination air stop.
This Handling Unit shall remain intact and shall not be opened by the aviation supplier. The desired routing for Registered Mail shipments will be to non-stop or direct flights only.
416
417 418 419	The aviation supplier shall advise the U.S. Postal Inspection Service, local Postal Service representatives, and will send an email message to the COR of any Registered Mail that does not make its planned dispatch for disposition instructions.
420
421
422	Offshore Capacity Requirement - Day Network
423 424	The aviation supplier will make available at least the following daily volumes into and out of the following locations.
425
426	Cube Based:
427	[*] cube (Originating) and [*] cube Destinating Anchorage (ANC)
428	[*] cube (Originating) and [*] cube Destinating Honolulu (HNL)
429	[*] cube (Originating) and [*] cube Destinating San Juan (SJU)
430
431 432	The Postal Service may increase this capacity as needed through the planning process through the mutual agreement of the parties.
433
434 435 436 437 438 439	In the event that destinating offshore volumes exceed the volumes listed in “Offshore Capacity
Requirement - Day Network” at the Aviation Supplier’s Memphis hub, the excess volume will receive a scan in Memphis that qualifies as a Delivery Scan. This scan will fulfill the requirement that the aviation supplier obtain a destination Delivery Scan under Payment Procedures. The time of the scan will also be used to measure performance under Performance Requirements and Measurement and in the assessment of reductions under Reduction of Payment.
440
441 442	All destinating offshore volume will move to the offshore destination as part of the Aviation Supplier’s services under this contract, on a first-in, first-out basis. The Aviation Supplier is still responsible for

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443 444	performing a Delivery Scan when the volume is tendered to the Postal Service at the offshore destination.
445
446
447	Volume Commitment - General Information
448	The Day Network operating week is defined as Tuesday through Sunday inclusive (X1).
449
450	The Night Network operating week is defined as Monday through Friday inclusive (X67).
451
452 453	The Postal Service is not obligated to request consistent capacity by day of the week. Requests for capacity are detailed in the Ordering Process sections.
454
455	The following constitute the only minimum volume guarantees under this contract:
456	• Contract Volume Minimum of [*] cubic feet on the Day Network.
457	• The Contract Volume Minimum may be reduced in accordance with Clause 4-1:
458	General Terms and Conditions, paragraph m, and Frequency Adjustment found in
459	Part 3: Contract Clauses.
460
461	[*]
462
463
464
465
466	• 90% of Planned Capacity for the Night Network for each Operating Period
467
468 469 470

Any monies due as a result of the Postal Service not meeting its Contract Volume Minimum or its

Operating Period Volume Minimum as measured and calculated at the end of each Operating Period will be included as part of the Operating Period’s reconciliation process.

471
472 473 474 475

On operating days where volume for lanes with Planned Capacity is withdrawn, withheld, or not transported under the Repossession of Mail by the Postal Service or Force Majeure sections, that volume will not be included in calculating the Operating Period Volume Minimum. The Contract

Volume Minimum will be reduced for the Operating Period by the amount of that volume.

476
477
478	Volume Commitment - Contract Volume Minimum - Day Network
479 480 481

A minimum of [*] cubic feet per operational day, averaged across six (6) days per week, and measured across each Operating Period, will constitute the Contract Volume Minimum guaranteed to be paid by the Postal Service.

482
483
484	Operating Period Volume Minimum - Day Network
485	[*]
486
487
488
489
490
491 492 493

Mail that is not accepted by the aviation supplier due to late tender from the Postal Service or in excess of 105% of the Planned Capacity will not be counted towards the Operating Period Volume

Minimum.

494
495
496	Operating Period Volume Minimum - Night Network
497	[*]
498

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499	[*]
500
501
502
503
504
505
506
507	Volume Commitment - Holiday - Day Network
508 509	Each holiday will be addressed separately between the parties during the Ordering Process. The holidays are:
510	• New Year’s Day (widely observed)
511	• Martin Luther King Day
512	• Presidents’ Day
513	• Memorial Day (widely observed)
514	• Independence Day (widely observed)
515	• Labor Day (widely observed)
516	• Columbus Day
517	• Veterans Day
518	• Thanksgiving (widely observed)
519	• Christmas (widely observed)
520
521 522	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will not be included:
523	• Widely observed holidays
524	• The day following the widely observed holidays that occur on a Monday
525	• Non-widely observed holidays that occur on a Monday
526
527 528	For purposes of Contract Volume Minimum and Operating Period Volume Minimum calculations, the following days will be included at a 50% volume level:
529	• The day following widely observed holidays not occurring on a Monday
530	• Non-widely observed holidays not occurring on a Monday
531	• The day after a non-widely observed holiday
532
533
534	Volume Commitment - Holiday - Night Network
535 536	Each holiday will be addressed separately between the parties during the Ordering Process. The holidays are:
537	• New Year’s Day (widely observed)
538	• Martin Luther King Day
539	• Presidents’ Day
540	• Memorial Day (widely observed)
541	• Independence Day (widely observed)
542	• Labor Day (widely observed)
543	• Columbus Day
544	• Veterans’ Day
545	• Thanksgiving (widely observed)
546	• Christmas (widely observed)
547
548 549	The widely observed holidays will not be included in the Operating Period Volume Minimum calculation.
550
551 552	The non-widely observed holidays will be included at a 50% volume level in the Operating Period Volume Minimum calculation.
553

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554
555	Operating Periods
556 557 558	The Operating Periods are incorporated as Attachment 1: Postal Service Operating Periods. No
Operating Period will exceed five weeks. The Peak Operating Periods are designated in Attachment
1: Postal Service Operating Periods.
559
560
561	Ordering Process - Non-Peak - Day Network
562 563 564 565 566	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified schedule specified below. The forecasting structure will specify each origin / destination lane pair including cubic feet by day of week for the pairs. The Postal Service will request capacity based on specific plans for a Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan, and a
Sunday plan.
567
568	[*]
569
570
571
572
573
574
575
576
577
578
579
580
581
582
583
584 585	Over the course of the Ordering Process for two (2) Operating Periods, the Postal Service may reduce volume down to the Contract Volume Minimum.
586
587 588	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format.
589
590 591 592 593 594 595	Bypass containers will be allocated in lanes where the requested capacity is greater than one hundred and ten (110) percent of the cubic capacity of the ULD configuration for the aircraft planned for the
Service Point provided there is sufficient space to flow the Bypass container from the origin to the final destination on the scheduled flights. To facilitate this process, the Postal Service and the aviation supplier will jointly agree upon both Bypass and Mixed containers to be built at all origins during the
Ordering Process.
596
597
598	Ordering Process - Non-Peak - Night Network
599 600 601	The Postal Service will provide the aviation supplier mail volumes in accordance with the identified schedule specified below. The forecasting structure will specify each origin / destination lane pair including weight.
602
603	[*]
604
605
606
607
608
609

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610	[*]
611
612
613 614	The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format.
615
616
617	Ordering Process - Peak - Day Network
618 619 620 621 622 623	The Peak Operating Period will consist of four or five individual weeks, measured and planned as independent of each other. One of the five weeks of the Peak Operating Period will include the week of Christmas. As such, the requested volume capacity will include the Christmas week. The forecasting structure will specify each origin / destination lane pair including weight or cubic feet by day of week for the pairs. The Postal Service will request capacity based on specific plans for a
Tuesday / Wednesday plan, a Thursday / Friday plan, a Saturday plan and a Sunday plan.
624
625 626 627 628 629 630	The aviation supplier will make available at least [*] cubic feet of capacity per week for the Peak
Operating Period for the Day Network. As a general planning guideline, the historical volume transported per day during the Peak Operating Period ranges between [*] to [*] cubic feet. The Peak season tab included in Attachment 2: Air Stops & Projected Volumes provides the historic mail volume in pounds by mail class by week during the Peak Operating Period. These volumes are provided for initial planning purposes and do not constitute a guarantee of volume for the Peak Ordering Period.
631
632
633 634 635 636 637 638 639 640 641	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for capacity by lane, expressed in cubic feet, one hundred fifty (150) days prior to the beginning of the
Peak Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the request by providing the Postal Service with its response expressed in cubic feet one hundred twenty
(120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the
Peak Operating Period. The Postal Service acceptance establishes the Planned Capacity for the
Peak Operating Period.
642
643	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.
644
645 646	The aviation supplier will guarantee space to accommodate up to 105% of the Planned Capacity from each origin daily.
647
648
649	Ordering Process - Peak - Night Network
650 651 652 653	The Peak Operating Period will consist four or five individual weeks, measured and planned as independent of each other. One of the five weeks of the Peak Operating Period will include the week of Christmas. As such, the requested volume capacity will include the Christmas week. The forecasting structure will specify each origin / destination lane pair including weight.
654
655 656 657 658 659 660 661 662 663	For the Peak Operating Period, the Postal Service will provide the aviation supplier a request for capacity by lane, expressed in pounds, one hundred fifty (150) days prior to the beginning of the Peak
Operating Period. The request for capacity shall be presented to the aviation supplier in a mutually agreed upon electronic origin / destination format. The aviation supplier will reply to the request by providing the Postal Service with its response expressed in pounds one hundred twenty (120) days prior to the start of the Peak Operating Period. The Postal Service will communicate its acceptance of the aviation supplier’s response ninety (90) days prior to the commencement of the Peak Operating
Period. The Postal Service acceptance establishes the Planned Capacity for the Peak Operating
Period.
664
665	The Operating Period Minimum Volume for Peak will be [*] of the Planned Capacity.

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666
667 668	The aviation supplier will guarantee space to accommodate up to 120% of the Planned Capacity from each origin daily.
669
670
671	Electronic Data Interchange (EDI)
672 673 674 675	The aviation supplier will provide status and operational data as specified in Attachment 7: Electronic
Data Interchange Service Requirements. The aviation supplier will use the EDI methods specified in the attachment to transmit and receive volume, and appropriate scans from its system to the Postal
Service system.
676
677
678	Operational Condition Reports
679 680	The aviation supplier shall submit reports of hub and Service Point operating conditions on a daily basis for the Day Network and the Night Network.
681
682 683 684 685 686	Some examples of these daily reports (more may be required) are: service performance reports, operations reports for departures / arrivals late due to mechanical issues, operations reports for departures / arrivals late due to weather and other issues, sort mail volume , mis-sent mail volume, surface truck utilization, etc. The format of the report and the items reported will be mutually agreed upon by the COR and the aviation supplier.
687
688 689	In addition to these daily reports, the aviation supplier will coordinate with and advise the COR of any contingency plans to move mail delayed in transit, as soon as practical.
690
691	The table below lists the reports required initially.
692

Report Type	Name	Frequency
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Prior to Operating Period
Operational Planning	[*]	Monthly
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday Tuesday / Wednesday /
Operational Reports	[*]	Thursday / Saturday
Operational Reports	[*]	Monday through Thursday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday / Wednesday / Thursday / Saturday
Operational Reports	[*]	Tuesday through Sunday

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Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Daily
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Monday through Friday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday
Operational Reports	[*]	Tuesday through Sunday

693
694
695	Dimensional Weight Reports
696 697 698	The aviation supplier will provide a weekly report electronically for the Day Network of the dimensional weights [*]. This report will provide the following information for each Outside Piece’s Handling Unit
D&R tag:
699	• Time of each Handling Unit through the sort
700	• The length of each Handling Unit
701	• The width of each Handling Unit
702	• The height of each Handling Unit
703	• The D&R tag of each Handling Unit
704
705	A sample of the report is below:
706
707	Sorter’, ‘Time Stamp’,‘Length’,‘Width’,‘Height’,‘D&R Tag’
708	‘AS002’,‘10170703012011’,‘1863’,‘1663’,‘1005’,‘1GBNP673BF’
709	‘AS002’,‘10172003012011’,‘2413’,‘1107’,‘0460’,‘1ICK9H2YF/’
710	‘AS002’,‘10172703012011’,‘3425’,‘1911’,‘0968’,‘15HPP8W7D6’
711	‘AS002’,‘10175003012011’,‘1864’,‘1200’,‘1149’,‘1FZFOM73BX’
712	‘AS002’,‘10175103012011’,‘2404’,‘1153’,‘0460’,‘17MKSORVBQ’
713
714
715	Scanning and Data Transmission
716 717 718 719	All scanning data required to be presented to the Postal Service shall be in an electronic format acceptable to the Postal Service, containing all required data elements, and reported within two (2)
hours after the occurrence of a reportable event. Available data will be transmitted in EDI message format at fifteen (15) minute intervals.
720
721 722	Scanning will be used to measure performance and serve as the basis for payment for both the Day Network and the Night Network.
723
724 725	Technical aspects of Electronic Data Interchange and the types of messaging events are discussed in Attachment 7: Electronic Data Interchange Service Requirements.
726

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727 728	The aviation supplier will be responsible for providing technology compatible with Postal Service systems for purposes of sending and receiving scanning data.
729
730 731	The aviation supplier will be responsible for performing the following scans of D&R Tags and ULD identification tags.
732	a. Possession or Load Scan of all Handling Units and ULDs at origin Service Points, including
733	Outside Handling Units
734
735	b. Load Scan that associates the ULD to an aircraft
736
737	c. [*]
738
739
740	d. [*]
741
742
743
744
745
746
747
748
749
750
751
752
753
754
755
756
757
758
759
760
761
762
763
764
765
766
767
768
769
770
771
772
773	e. [*]
774
775
776	f. Delivery Scan of each Handling Unit and ULD at the specified delivery Service Point.
777
778
779	Performance Requirements and Measurement
780 781	Mail delivery performance will be measured against the contract requirements based upon transmitted scan data.
782
783	Delivery performance requirements are:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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784
785	Day Network: [*]%
786
787	Night Network: [*]%
788
789	Peak Operating Period: [*]% for the Day and Night Networks
790
791 792 793	Delivery performance will be measured across an Operating Period on a lane-by-lane basis, using actual scan delivery time versus Required Delivery Time (RDT), as outlined in Attachment 3:
Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
794
795	Delivery performance will be measured using the following methodology:
796
797	a. The Postal Service will scan all Handling Units at origin.
798	b. The Postal Service will nest all Handling Units into ULDs at origin.
799	c. The Postal Service will tender the nested ULDs to the aviation supplier at origin.
800	d. The aviation supplier will scan the ULDs with a Possession Scan at origin.
801	e. The aviation supplier will scan all Handling Units processed through the sort at the hub.
802	f. The aviation supplier will nest all Handling Units to ULDs departing from the hub.
803	g. The aviation supplier will scan the ULDs as delivered to the Postal Service upon arrival at
804	destination.
805	h. The Postal Service will break the ULDs and scan / de-nest all Handling Units.
806
807 808	Delivery performance will be measured for all ULDs and Handling Units receiving at least a Delivery Scan by the aviation supplier.
809
810 811 812 813	The Postal Service will provide data to the aviation supplier via electronic files. The electronic file will show the nested date and time into the ULD, the possession time and date from the aviation supplier, the delivery time and date from the aviation supplier, and the de-nested break time and date from the
Postal Service. Additionally, the files will show the weights of each Handling Unit.
814
815	Delivery performance on a lane level basis will be calculated as follows:
816
817
818	Total on-time Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
819
820	Divided by
821
822	Total Handling Units, by lane, for the Operating Period, receiving a Delivery Scan
823
824
825	Reduction of Payment
826 827 828 829 830	If the calculated delivery performance is less than the delivery performance requirement, the late D&R tags will be ordered chronologically by the RDT. The percentage of D&R tags corresponding to the difference between [*]% and the delivery performance requirement (i.e., [*]% (Day Network), [*]% (Night
Network) or [*]% (Peak Operating Period)) will not be assessed a reduction in payment. The remaining late D&R tags will be assessed a reduction in payment as follows:
831
832 833	a. All Handling Units delivered up to thirty (30) minutes late will be subject to a [*]% reduction of the Transportation Payment.
834
835 836	b. All Handling Units delivered from thirty-one (31) minutes up to one (1) hour to late will be subject to a [*]% reduction of the Transportation Payment.
837
838 839	c. All Handling Units delivered 1 hour and one minute late or later will be subject to a [*]% reduction of the Transportation Payment.
840

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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841 842 843	The reduction in payment will be based on a conversion of the weight of the late Handling Units to cubic feet by the applicable contract density and will be applied at the base or the tier in which the late delivery occurred.
844
845
846	Performance Management
847 848	The aviation supplier and the Postal Service will meet once a quarter (at a minimum) to discuss items such as the following:
849
850	a. Cost Control
851	b. Holiday Operations and Planning
852	c. Aviation Supplier Performance
853	d. Peak Season Planning
854	e. Quality
855	f. Ramp Operations
856	g. Reconciliation of Irregularities
857	h. Security
858	i. Technology Issues
859	j. Tender and Delivery Hygiene
860	k. Volume Planning
861	l. Other Pertinent Topics
862
863
864	Sustainability
865	The aviation supplier must provide following sustainability metrics at the times specified below:
866
867 868	a. All greenhouse gas emission estimates that are attributed to the transport of Postal Service mail products via air and (if applicable) ground transport by the aviation supplier.
869	i. Emissions in a standard unit – CO2e
870 871	ii. Total weight of Postal Service products contributing to the emissions in the Calendar Year.
872	iii. Total air miles travelled to transport the Postal Service products per Calendar Year.
873 874 875 876

iv.     High level summary describing methodology which could include the basis for the
Postal Service emissions allocation such as space, cost, weight, number of packages or other methods used to derive numbers. For example, estimates based on gallons used, flight characteristics, or both.

877	v. Assurance letter of independent verification of Scope 1, 2, and 3 data.
878	• Scope 1: Emissions arising from when the aviation supplier burns fuel in its
879	aircraft or its owned buildings
880	• Scope 2: Emissions from purchased electricity or steam.
881 882	• Scope 3: Emissions arising from activities over which the aviation supplier has less control.
883
884 885 886

b.      Fiscal Year (October through September) and Calendar Year (January through December)
greenhouse gas emissions data to be received by the Postal Service no later than three (3)
months after the close of the fiscal and calendar year.

887
888 889 890	The aviation supplier will convene a meeting with the Postal Service no later thirty (30) days after contract award to discuss high level greenhouse gas emissions estimation methodologies and network boundaries.
891
892 893 894	The aviation supplier will hold quarterly meetings with the Postal Service to discuss reporting methodology developments, boundaries and notification of estimation methodology or boundary changes.
895
896

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897	Security
898	See Attachment 8: Investigative / Security Protocol and Guidelines.
899
900
901	Postal Service Employees Allowed Access
902 903 904 905	The aviation supplier shall allow escorted Postal officials showing proper credentials access to all buildings, field areas, ground equipment being used to sort, stage, or transport mail under this contract or under any subcontract services performed under this contract. Government regulations (e.g.,
Transportation Security Administration) will supersede this section.
906
907 908 909	The aviation supplier will allow unescorted access to Postal Service employees stationed on the aviation supplier’s premises pending compliance with all required processes. Photography or videotaping will not be permitted except as outlined in the security protocols.
910
911
912	Personnel Screening
913 914 915	In general, the Postal Service accepts air carrier security program requirements set forth by the
Transportation Security Administration (TSA). In addition to these, the Postal Service also mandates additional requirements.
916
917 918 919	The Postal Service is aware that the aviation supplier must implement its human resources programs in accordance with certain state laws and that in that respect there may be certain deviations to the literal application of some of the Postal Service requirements set forth herein.
920
921 922 923 924 925 926 927 928 929	In the event the aviation supplier establishes that a state law prohibits it from requesting from its employees or prospective employees any or all of the information requested in responses to questions
21a through 21e of PS Form 2025, Contract Personnel Questionnaire, as required by 1.c below, or from certifying, as the result of a criminal records check, to any of the items requested under 1.b,
Criminal History, below, the aviation supplier shall be relieved of its contractual obligation to require employees or prospective employees to respond to the portions of those questions requesting the prohibited information or to provide that information as part of its criminal records check. In these situations, the Postal Service Security Investigations Service Center (SISC) shall conduct the required criminal checks as outlined in 1.b. below.
930
931 932 933 934	To establish the existence and the extent of the prohibitory effect of any such state law referenced above, the aviation supplier shall provide to the SISC documentary evidence (including a copy of the state law) demonstrating the stated prohibition. The Postal Service’s concurrence about the prohibitory nature of a state law shall not be unreasonably withheld.
935
936 937 938	The Contracting Officer may, in consultation with the aviation supplier and the U.S. Postal Inspection
Service, grant other appropriate deviations or implement alternate processes to the standard U.S.
Postal Inspection Service requirements by letter.
939
940	Applicability
941 942 943 944 945 946	Individuals providing services to the Postal Service under this contract (including aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at all levels), hereinafter,
“individuals,” who have been hired after the effective date of this contract and whose duties will or likely may involve handing the mail must obtain a security clearance from the Postal Service, as provided herein. Access to the mail as defined by 3.a below is permitted as soon as the security clearance package has been submitted to the SISC in Memphis.
947
948 949 950	If the aviation supplier commences a new operation (internally or with an aviation supplier) for the purpose of processing Postal volume, the employees hired since the effective date of this contract will be subject to Personnel Screening.
951
952 953	Access to the mail is permitted as soon as the security clearance package has been submitted to the SISC in Memphis. If the aviation supplier has ground handling services performed at air stops by

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954 955 956 957 958 959 960	another aviation supplier (subcontractor), and if, to the best knowledge of the prime aviation supplier, that subcontractor is in compliance with the provisions of this clause, the prime aviation supplier may certify that fact to the Contracting Officer in writing, and thereby be relieved of the primary responsibility for personnel screening. Prime aviation suppliers are in all cases responsible for meeting these screening requirements for all persons having access to the mail who are their direct employees. For example, if ABC, Inc. is an aviation supplier, and it performs ground handling services at one or more air stops for CDE, Inc., CDE must certify in writing that:
961
962 963 964

I certify that at the following air stops ground handling services are being performed by ABC, and that to the best of my knowledge, ABC is an aviation supplier of air transportation services
under contract number    . A listing of airports served by ABC is attached hereto as follows.

965
966 967	Aviation suppliers must have clauses in their contracts with subcontractors requiring adherence to the Postal Service screening procedures contained in this contract.
968
969 970 971 972 973 974 975

1.      Requirements: The aviation supplier, when employing individuals who will or are likely to handle the mail in the performance of their duties under this contract, must provide the following documentation as early as possible to the Security Investigations Services Center
(SISC), 225 N. Humphreys Blvd., 4th floor, Memphis, Tennessee, 38161-0001 for those individual aviation supplier employees who will or are likely to handle the mail in the performance of their duties. (Form can be obtained by calling the SISC at (901) 747-7712 or by email at Meg@uspis.gov.)

976 977 978 979

The items listed in sub-sections 1 through 4 and a through c below must be completed prior to the employee being granted permission to handle mail. For purposes of this requirement, the term “completed” means that all tasks have been done, and the required submissions to the
SISC in Memphis have been made.

980
981 982	1. Completed PS Form 2181-C. This form must be dated within 90 days of receipt by the SISC.
983
984 985 986

2.      PS Form 2025. Each item on the PS Form 2025 must be addressed. Applicants must provide their complete residential address, including city, state, and ZIP+4. The form must be signed and dated by the applicant within 90 days of receipt by the SISC.

987
988 989 990 991 992 993 994

3.      The aviation supplier must obtain and provide to the SISC two original fingerprint cards (FD-258) for each applicant. The signature of the applicant and the individual taking the prints must be on each FD-258. In lieu of submitting fingerprint cards, a
FBI rap sheet may be submitted, provided it is dated within 90 days of receipt by the
SISC. The Postal Inspection Service will provide additional fingerprint cards for aviation supplier use. These additional forms may be obtained by calling the
Memphis office at (901) 747-7712 or via email at Meg@uspis.gov

995
996 997 998 999

4.      Certification and Transmittal Cover Sheet documenting Criminal History records check as required by subsection (b) below. The Certification and Transmittal cover sheet must include the administrative officer’s name, telephone number, facility name, email address and mailing address.

1000
1001 1002	The aviation supplier is required to maintain all certifications required in sections a., b., and c for the length of the contract.
1003
1004 1005 1006 1007 1008 1009 1010

a.      Drug Screening: The aviation supplier must certify that individuals providing service under this contract have passed a screening test for those substances identified by the
Substance Abuse and Mental Health Services Administration (SAMHSA) as the five (5)
most abused substances which are cocaine, marijuana, amphetamine /
methamphetamine, opiates, and phencyclidine (PCP). The tests must be performed by a
SAMHSA approved certified laboratory. The drug test must meet the cut-off levels established by SAMHSA. All drug screening tests must be completed within ninety (90)

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1011 1012 1013 1014 1015

days prior to having access to the mail since drug tests older than ninety (90) days are invalid and must be redone. The prime aviation suppliers and all subcontractors must maintain the name of the institution conducting the test and a document indicating if the employee passed or tested positive.

1016 1017 1018 1019 1020 1021

b.      Criminal History: The aviation supplier must certify, based upon a criminal records check (a state records check) of each employee through local agencies (state, county, or city) where the applicant has resided and worked for the past five (5) years (this may require multiple checks for applicants who live in one location and work in another location, or for applicants who have moved within that time period), that each individual:

1022 1023	i. Has not been convicted of a felony criminal violation in the past five (5) years;
1024 1025 1026 1027	ii. Has not been convicted of serious criminal charges (e.g. murder, rape, robbery, burglary, physical assaults, weapons violations, or drug charges [felony or misdemeanor]);
1028 1029	iii. Does not have any pending felony or serious criminal charges; and
1030 1031	iv. Is not on parole for or probation for any felony or serious criminal charges.
1032 1033 1034 1035	This will be documented on the Certification and Transmittal Cover Sheet. This form is provided under Personnel Security Administrative Instructions, and may be reproduced by the aviation supplier.
1036 1037 1038 1039 1040

c.      Citizenship: Certification of U.S. citizenship must be documented on PS Form 2025,
Contract Personnel Questionnaire, or legal work status authorizing the individual to work in the United States is required. (I-9 Form, Employment Eligibility Verification, is to be
used for non-citizens).

1041	2. Processing:
1042 1043 1044 1045 1046 1047

a.      The Postal Service agrees to use reasonable efforts to insure that security clearance decisions are issued within thirty (30) days after the aviation supplier submits the required documents and information to the SISC. The Postal Service, however, cannot guarantee that processing will be complete within thirty (30) days due to circumstances beyond its control.

1048 1049	b. For each individual employed by the aviation supplier or any subcontractor, the aviation supplier will submit to the SISC:
1050 1051 1052 1053 1054 1055 1056	• Full name • Social security number • Drug screening data (1.a) • Criminal history certifications (1.b) • Both sets of fingerprints (1.c) • Citizenship certifications (1.d)
1057 1058 1059 1060 1061

Upon receipt of the required documentation, the SISC will submit the fingerprint cards
(1.c) to the Federal Bureau of Investigation, and perform a search of the National Crime
Information Center (NCIC) Wants and Warrants and Inspection Service databases at its cost.

1062 1063 1064 1065

c.      In cases where an individual business entity is predominant at a given airport, the
Contracting Officer in consultation with the Inspection Service may approve the receipt of screening documents from that entity.

1066 1067	d. The aviation supplier shall maintain supporting documentation for the drug screening (1.a), criminal history inquiries (1.b), and citizenship verifications (1.d) subject to review by

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1068 1069 1070	the Postal Service, for the life of this contract in accordance with its internal procedures, advising the Inspection Service SISC on the Certification and Transmittal Cover Sheet.
1071 1072 1073 1074 1075

At the employee’s local station, aviation suppliers are only required to maintain a copy of the Certification and Transmittal Cover Sheet. The Certification and Transmittal Cover
Sheet is provided under Personnel Security Administrative Instructions and may be
reproduced by the aviation supplier, as needed.

1076 1077 1078	Aviation suppliers currently maintaining security screening files under existing Postal Service contracts shall continue to maintain those files.
1079 1080	Submit all forms and certifications to:
1081 1082 1083 1084 1085 1086	Memphis SISC Security Investigations Service Center 225 North Humphreys Boulevard Fourth Floor, South Memphis, TN 38161-0008
1087 1088 1089 1090 1091 1092

The Postal Service intends to make its best efforts to position itself to eliminate the requirement for its set of FD-258 forms, and other submissions to be determined, through cooperation with the Federal Aviation Administration, Transportation Security
Administration, and other agencies or associations to share relevant information for its regulatory purposes.

1093	3. Access to the Mail – Screening Requirements:
1094 1095 1096 1097 1098 1099 1100 1101 1102

“Access to the mail” refers to individuals who scan, transport, sort, load, and unload mail to and from ground equipment and to and from the aircraft. This includes employees handling sealed ULDs. This includes individuals who have direct supervisory duties in directing the transporting, sorting, loading, and unloading of mail to and from ground equipment and aircraft. Individuals providing services to the Postal Service under this contract (including aviation suppliers, employees of aviation suppliers, and subcontractors and their employees at any tier), hereinafter, “individuals,” who have access to the mail, must obtain a security clearance from the Postal Service before such access to the mail is granted.

1103	4. Denial:
1104 1105 1106	Persons who meet the following criteria are not permitted to have access to the mail under this contract:
1107 1108 1109 1110

a.      An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has not received a security screening in accordance with the criteria listed above under Personnel Screening.

1111 1112 1113 1114 1115

b.      An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has been convicted of, or is on probation or parole for, or under suspended sentence for assault, theft, or weapons charges or for the illegal use, possession, sale, or transfer of controlled substances during the past five (5) years.

1116 1117 1118 1119 1120

c.      An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has been convicted of any criminal felony violation during the past five (5) years, who is on parole, probation, or suspended sentence for commission of a criminal felony during the past five (5) years.

1121 1122 1123	d. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has ever been convicted of theft of mail or other Postal offense.

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1124 1125 1126	e. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has an active warrant or is on probation or is on parole.
1127 1128 1129	f. An aviation supplier, subcontractor, or employee of an aviation supplier or subcontractor who has any pending felony or serious criminal charges.
1130 1131 1132	g. Any other circumstance that in the determination of the Postal Service makes the individual unfit to provide services under this contract.
1133 1134 1135	In the event an employee is disqualified under the above criteria, the aviation supplier has the responsibility to insure that the employee’s duties no longer involve handling mail.
1136	5. Appeal Process:
1137 1138 1139 1140 1141

An individual may appeal a decision to deny access made by the Postal Inspection Service
SISC by sending a letter to the Inspector In Charge, Security and Crime Prevention,
Washington, DC, within three (3) weeks of the date of the denial letter. An individual may not handle the mail during the appeal process. The letter must contain the following information:

1142 1143 1144	a. A statement that reconsideration of the decision is requested and the basis on which it is sought.
1145 1146	b. Additional information on the appellant’s behalf.
1147 1148	c. A copy of the denial letter.
1149 1150 1151 1152 1153

6.      Training: The Postal Service may, but is not required to, provide orientation / training for aviation suppliers during the term of this contract to clarify security clearance requirements, processes, and procedures necessary to fully implement this program.

1154 1155	Payment Procedures
1156	Rates and Payment General
1157 1158 1159 1160	The aviation supplier will be compensated based upon properly scanned ULDs and Handling Units.
The payment for each ULD and Handling Unit will be based on the network (i.e., Day or Night)
to which the mail is assigned by the Postal Service. This process will allow for automated payment.
1161 1162 1163 1164 1165	[*]
1166	Scan Requirements
1167 1168	All scan requirements listed below are specified in the Scanning and Data Transmission section.
1169	Night Turn Scan Requirements
1170 1171	a. Possession Scan of all ULDs and Handling Units at the origin
1172 1173	b. Delivery Scan of all ULDs and Handling Units delivered at destination
1174	Day Turn Scan Requirements
1175 1176 1177	a. The aviation supplier will conduct a Possession Scan of all ULDs and Handling Units at the origin.
1178 1179 1180	b. The aviation supplier will conduct a Nest Scan associating the Handling Unit with a ULD at the hub.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1181 1182 1183	c. The aviation supplier will conduct a Delivery Scan of all ULDs and Handling Units delivered at destination.
1184 1185 1186 1187	The Hub Sort Scans will be paid in accordance with the pricing listed in Attachment 10: Pricing for
Handling Units sorted at the hub on the Day Network for which scans are provided. Hub Sort Scans will not be paid for Handling Units assigned to a Bypass ULD or for the Night Network.
1188 1189 1190 1191 1192 1193	[*]
1194 1195 1196 1197 1198	The base and tier pricing from Attachment 10: Pricing will be applied to the volume measured in each
Operating Period as follows. Volume within the base will be paid at the Base Rate. The portion of volume exceeding the base volume and falling within the Tier 1 volume will be paid at the Tier 1 rate.
A similar incremental process will be applied to volume that falls within subsequent tiers.
1199 1200	Payments will be made by Electronic Funds Transfer (EFT).
1201 1202 1203 1204	[*]
1205 1206 1207 1208 1209 1210	The aviation supplier will bill additional charges not covered within the automated payments system on a weekly basis. For correct and sufficient invoices received by noon Wednesday of a given week, the
Postal Service will process them so as to generate a payment by Wednesday, three (3) weeks following the receipt of the invoice through the EFT process.
1211 1212	Payment Processing - Day Network - Per Cube
1213	Invoicing
1214 1215 1216	All invoices for the transportation of Handling Units or ULDs under this contract will be paid by the cubic foot and payment will be based on completing the required scans.
1217	Mail Tendered in ULDs
1218 1219 1220 1221	The Line Haul rate for each ULD will be comprised of two components: Non-Fuel Line Haul and Fuel
Line Haul. The Non-Fuel Line Haul rate will include all of the transportation and handling associated with a ULD. Hub Sort Scanning rates are separate from the Non-Fuel Line Haul rate.
1222 1223 1224	ULD cubic feet will be paid at the agreed cubic feet size for each ULD type described in Attachment 10: Pricing.
1225 1226 1227 1228	The cubic feet paid will be based on the Postal assigned ULD type. If the Postal ULD type is missing, the aviation supplier’s ULD type will be used for invoicing. Any discrepancies between the types of
ULD processed will be resolved during the Reconciliation Process.
1229 1230 1231 1232 1233	The transportation payment for mixed ULDs will be based on the applicable cubic feet of the originating ULD. These transportation payments will be reduced for Handling Units not receiving a
Delivery Scan by converting the weight of the Handling Units without a Delivery Scan at the correct destination to cubic feet by the applicable contract density.
1234 1235 1236 1237	The transportation payment for bypass ULDs will be based on the applicable cubic feet of the originating ULD. These transportation payments will not be made for Bypass ULDs without a Delivery
Scan at the correct destination.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1238 1239 1240 1241 1242 1243	Recognizing operational inefficiencies filling the last ULD at every location, the Postal Service will incorporate within the daily invoice a daily credit based on the total cubic feet of the mixed ULDs in the
Operating Plan divided by the total number of mixed ULDs in the Operating Plan for each origin air stop per day multiplied by 50%. The rate used will be the applicable base or tier cubic foot rate used at the beginning of the invoice day.
1244	Mail Tendered from Surface Trucks
1245 1246 1247 1248 1249	If mail is tendered to the aviation supplier from a defined truck location as identified in Attachments 3 and 4 at contract award, the invoiced cubic feet will be calculated by dividing the Handling Unit’s
Postal Service assigned rounded weight by the applicable contract density.
1250	Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub
1251 1252 1253 1254 1255	The aviation supplier will accept ad hoc trucks from the Postal Service at the proposed hub locations.
The invoiced cubic feet for ad hoc trucks will be calculated by dividing the Handling Unit’s Postal
Service assigned rounded weight by the applicable contract density. The Postal Service will incorporate ad hoc truck payments in the weekly electronic payment.
1256	Aviation Supplier Surface Transportation – Not Included in the Transportation Payment
1257 1258 1259 1260	The aviation supplier will include a separate rate per mile for Highway Transportation in Attachment
10: Pricing which will be applied when the Postal Service requires the aviation supplier to operate unplanned surface transportation of mail.
1261	Hub Sort Scan Charge
1262 1263 1264 1265	The Postal Service will pay a Hub Sort Scan charge for mail sorted and scanned at a hub per Handling
Unit (i.e., D&R Tag) as shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the contract.
1266 1267 1268 1269	Handling Units sorted at a hub must receive a Hub Sort Scan for payment purposes. The Postal
Service will not pay a Hub Sort Scan charge for sorts not supported by EDI scan information. The pieces scanned into a tendered Bypass container are not eligible to receive Hub Sort Scan charges.
1270	Re-Labeling Charge
1271 1272 1273 1274 1275	The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service
Handling Units at the hub for which the D&R tag is missing or becomes illegible. The Postal Service will also provide all equipment necessary to perform this function. The re-labeling charge per Handling
Unit is shown in Attachment 10: Pricing.
1276 1277	This rate will not be subject to an increase for the full term of the contract.
1278 1279 1280 1281 1282 1283	Payment to the aviation supplier for the transport of re-labeled Handling Units will be based upon data received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling
Unit. An average weight per Handling Unit will be established based upon the previous month’s data for average weight per Handling Unit, and for Handling Units that are not properly scanned due to conditions beyond the aviation supplier’s control.
1284 1285	The average weight process is detailed in Attachment 15, Average Weights.
1286 1287 1288 1289 1290 1291 1292	The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6:
Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment
6: Postal Furnished Property will be created upon successful installation of the equipment. Upon reasonable advance notice to the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the equipment located in an aviation supplier’s facility listed in Attachment 6:
Postal Service Furnished Property.
1293 1294	The Re-Labeling Process is described in Attachment 16, Re-labeling / Type M Matching Process.

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1295	Fuel Adjustment
1296 1297 1298 1299 1300	There will be a monthly fuel adjustment to the Fuel Line Haul rate. Each “month” is defined in
Attachment 1: Postal Service Operating Periods. The adjustment will become effective on the first operating day of each operating period after contract commencement. The adjustment may be upward or downward.
1301 1302 1303 1304	The adjustment will be based on the U.S. Gulf Coast (USGC) prices for Kerosene-type jet fuel reported by the U.S. Department of Energy for the month that is two (2) months prior to the adjustment. The adjustment will be calculated and applied monthly.
1305 1306 1307 1308	For example, assume the Fuel Line Haul rate is $0.10. If the June 20XX USGC price for Kerosene-
type jet fuel is $2.68 per gallon and the July 20XX price is $3.00 per gallon, then the adjustment for
September XX would be calculated as follows:
1309	($3.00 / $2.68) = 1.12
1310 1311	1.12 x $0.10 = $0.11
1312 1313	The new Fuel Line Haul rate would be $0.11 per cubic foot.
1314 1315 1316	In August 20XX, if the USGC price is $2.70 per gallon, the calculation for the October 20XX rate would be:
1317	($2.70 / $3.00) = 0.90
1318 1319	0.90 X $0.11 = $0.10 per cubic foot
1320 1321	This calculation will be rounded after the decimal to four digits.
1322 1323 1324	The proposal pricing should be based on the August 2012 U.S. Gulf Coast Kerosene-type jet fuel reported by the U.S. Department of Energy ($3.156 per gallon).
1325 1326 1327 1328	Fuel will be adjusted for October 2013 based on the August 2013 U.S. Gulf Coast Kerosene-type jet fuel reported by the U.S. Department of Energy.
1329 1330	Payment Processing - Night Network - Per Pound
1331	Invoicing
1332 1333 1334 1335 1336 1337	All Handling Units tendered to the aviation supplier for the Night Network will be paid by the pound and payment will be based on required scanning. The weight will be derived from the assigned rounded weight of the Handling Unit. The Non-Fuel Line Haul rate will include all of the transportation and handling associated with a Handling Unit. The Fuel Line Haul rate for the Night Network will not be subject to a fuel adjustment.
1338	Re-Labeling Charge
1339 1340 1341 1342 1343 1344	The Postal Service will pay an additional charge to the aviation supplier for re-labeling Postal Service
Handling Units for which the D&R tag is missing or becomes illegible. The Postal Service will also provide all equipment necessary to perform this function. The re-labeling charge per Handling Unit is shown in Attachment 10: Pricing. This rate will not be subject to an increase for the full term of the contract.
1345 1346 1347 1348 1349 1350	Payment to the aviation supplier for transport of re-labeled Handling Units will be based upon data received from the Hub Scan plus (combined and matched with) the Delivery Scan for the Handling
Unit. An average weight per Handling Unit will be established based upon the previous month’s data for average weight per Handling Unit and for Handling Units that are not properly scanned due to conditions beyond the aviation supplier’s control.

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1351 1352 1353 1354 1355 1356	The equipment to be supplied by the Postal Service for this function will be listed in Attachment 6:
Postal Furnished Property, and will be covered by Clause 2-22, Postal Service Property. Attachment
6 will be created upon successful installation of the equipment. Upon reasonable advance notice to the aviation supplier, the Postal Service shall be permitted to perform maintenance on any of the equipment located in an aviation supplier’s facility listed in Attachment 6.
1357 1358 1359 1360 1361 1362	The payment for the Night Network re-labeled Handling Units will be adjusted to reflect the percentage of re-labeled Handling Units that have already been scanned. This percentage of previously scanned
Handling Units will be mutually agreed upon by the Postal Service and the aviation supplier through an audit sampling of re-labeled Handling Units. Contingency Handling Units are excluded from this adjustment.
1363 1364 1365	The average weight process is detailed in Attachment 15, Average Weights.
1366	Reconciliation Process
1367 1368 1369 1370 1371 1372	Reconciliation of scanning and payment records between the Postal Service and the aviation supplier will be conducted in a scheduled meeting attended by the Postal Service and the aviation supplier on an Operating Period basis not more than ninety (90) days after the close of an Operating Period, or a time frame as agreed mutually by the parties. The following procedures will be observed for the reconciliation process:
1373 1374 1375 1376

a.      All data exchanges between the aviation supplier and the Postal Service for the reconciliation process will be performed electronically and sent to specified mailboxes operated by each organization. Each file will have an individually specified transmission interval.

1377 1378 1379 1380

b.      For all files exchanged between the aviation supplier and the Postal Service, any changes to layout or data definition must be communicated to the receiving party at a minimum of sixty
(60) calendar days prior to implementation, or sooner if mutually agreed.

1381 1382	c. All file transfers must adhere to Postal Service Security and Privacy rules.
1383 1384	d. Supplemental Charges / Assessments may be assessed each Operating Period. The charges shall include but not be limited to the following:
1385	i. Operating Period Volume Minimum and Contract Volume Minimum
1386 1387	ii. Non-achievement of performance standards
1388 1389 1390 1391 1392 1393

e.      Once the parties have mutually agreed on the Operating Period reconciliation, both parties agree that neither can re-open the Operating Period for further adjustments. By mutually agreeing to the Operating Period reconciliation, the parties thereby agree to waive their right to pursue a claim under the Contract Disputes Act based upon the Operating Period reconciliation.

1394 1395 1396 1397 1398	In the event there is a catastrophic equipment or information system failure, the aviation supplier will provide electronic files to the Postal Service identifying all D&R Tags the aviation supplier scanned that were lost. The aviation supplier will notify the Contracting Officer and the COR as soon as the aviation supplier becomes aware of such a failure.
1399 1400 1401 1402	If the Postal Service cannot produce D&R Tags, an emergency contingency will be developed and implemented. Such a plan will include specifications for operational and information technology issues, as well as payment.

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1403 1404 1405	Part 3: Contract Clauses
1406	Clause B-1: Definitions (March 2006) (Tailored)
1407 1408	For purposes of this Contract, the following terms shall have the following meanings:
1409 1410 1411 1412 1413

1.      Acceptable Dangerous Goods and Acceptable Hazardous Material: Those articles or substances which satisfy the air transportation requirements for the transportation of
Hazardous Goods set forth in Chapter 601.10.0 of the Domestic Mail Manual and which are not required by applicable federal regulation to be accessible to crew members during flight.

1414 1415 1416 1417 1418 1419 1420

2.      Advertisement: A free or paid mass or targeted communication under the control of a party intended for the general public or a specific potential or existing customer, the ultimate purpose of which is to promote the sale of such party’s products or services, including, but not limited to, television, radio and internet commercials, out-of-home ads (e.g., billboards, sports stadium displays, transit signs), direct mail ads, print ads and free standing inserts in newspapers, magazines, and electronic media.

1421 1422 1423 1424

3.      All Mail Due Aviation Supplier: A designated time predetermined when the Postal Service provides all mail to the aviation supplier as shown in Attachments 3: Operating Plan, Day
Network, and Attachment 4: Operating Plan, Night Network

1425 1426 1427	4. Aviation Supplier: The person or persons, partnership, or corporation named that has been awarded the contract.
1428 1429 1430 1431

5.      Bypass Container: A ULD of mail designated for delivery to destination Service Point on the network which is transferred directly from one aircraft to another without going through the sort operation.

1432 1433 1434	6. Con-Con: (Convoy and Conveyance) The concentration in a container of Registered Mail for single, daily, daylight, or authorized night air dispatch
1435 1436 1437 1438

7.      Contract Volume Minimum: The volume (in cubic feet) per operational day, averaged across six (6) days per week, and measured across each Operating Period that is guaranteed by the Postal Service for the Day Network

1439 1440 1441 1442 1443

8.      Contracting Officer: The person executing this contract on behalf of the Postal Service and any other officer or employee who is a properly designated Contracting Officer; the term includes, except as otherwise provided in the contract, the authorized representative of a
Contracting Officer acting within the limits of the authority conferred upon that person.

1444 1445 1446	9. Contracting Officer’s Representative (COR): A person who acts within the limits of authority delegated by the Contracting Officer.
1447 1448 1449 1450

10.    Contingency Handling Units: Handling Units entered into the transportation network without an appropriate D&R tag. These Handling Units are subsequently processed at the aviation supplier’s hub through the re-labeling process.

1451 1452 1453 1454 1455 1456

11.    Dangerous Goods (Hazardous Material): Articles or substances which are capable of posing a significant risk to health, safety or to property when transported by air and which are classified according to Section 3 (Classification) of the International Air Transport Association
(IATA) Dangerous Good Regulations, regardless of variations, exceptions, exemptions, or limited quantity allowances.

1457 1458	12. Day Network: Planned network that operates Tuesday through Sunday primarily for the transportation of the Priority and First Class Mail.

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1459 1460 1461 1462	13. Delivery: The hand-off, at a destination Service Point, of all mail to the Postal Service in accordance with contract requirements.
1463 1464 1465	14. Delivery Scan: A scan performed by the aviation supplier that indicates that the aviation supplier has tendered volume to the Postal Service.
1466 1467 1468	15. D&R (Dispatch and Routing) Tag: Bar coded tag that identifies the origin and destination airports, mail class, Handling Unit weight, and the assigned network air carrier.
1469 1470 1471	16. Exception Sort Scan: A Hub Scan performed on mail Handling Units that require re-labeling due to a missing or unreadable D&R tag.
1472 1473	17. Express Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1474 1475	18. Failure to Load: A failure to accept and load mail as specified in the contract.
1476 1477 1478	19. Failure to Protect: Is a failure to protect and safeguard mail from depredation, rifling, inclement weather, mistreatment, or other hazard while in the aviation supplier’s control.
1479 1480 1481 1482

20.    Failure to Protect Postal Service Equipment: A failure to protect, return or safeguard
Postal Service provided equipment. This includes MTE and Postal provided scanning equipment (if supplied by the Postal Service).

1483 1484	21. First-Class Mail: As defined in the U.S. Postal Service Domestic Mail Manual.
1485 1486 1487 1488

22.    Feeder: An aircraft normally used for local transport (for carriage of cargo and / or containers)
to and from locations not scheduled to be serviced by primary aircraft from a hub, directly connecting these locations to a hub.

1489 1490 1491	23. Ground Handling: Handling of mail, including unloading of mail from aircraft or ground vehicles, drayage, staging of mail, and loading of mail on receiving aircraft or ground vehicles.
1492 1493 1494	24. Handling Unit: A piece of mail (an outside) or a receptacle (such as loose sacks, pouches, trays, flat tubs) that contains multiple pieces of mail which is individually processed.
1495 1496 1497	25. Hub: A central sort facility that supports multiple markets via air and ground networks on a regional or national level by means of connecting flights and ground transportation.
1498 1499	26. Hub Sort Scan: A scan performed by the aviation supplier at a hub location.
1500 1501	27. Line Haul: Transporting mail by air between origin and destination locations.
1502 1503 1504	28. Live Animals: Animals accepted by the Postal Service in accordance with Chapter 601.9.3 of the Domestic Mail Manual.
1505 1506 1507 1508	29. Mail: Product that carries U.S. postage and the receptacles in which it is tendered for transportation. The term includes supplies and empty mail transportation equipment of the U.S. Postal Service.
1509 1510 1511	30. Mail Bags: Postal Service bags which are used by the Postal Service in the transportation of mail.
1512 1513 1514 1515

31.    Mis-delivered: Any mail delivered to the wrong destination. This includes, but is not limited to, mail placed in the wrong ULD, ULDs loaded onto an incorrect flight or truck, and ULDs incorrectly placarded.

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1516 1517 1518	32. Mixed Container: A Unit Load Device (ULD) containing mail for multiple destinations that requires sortation at the aviation supplier hub.
1519 1520	33. Nest Scan: The scan that associates the Handling Unit with the ULD (air container).
1521 1522 1523	34. Night Network: Planned network that operates Monday through Friday, primarily for the transportation of Express Mail.
1524 1525 1526	35. Operating Period: A scheduled period ranging from four (4) to five (5) weeks as agreed between the Postal Service and aviation supplier.
1527 1528 1529	36. Operating Period Volume Minimum: The volume minimum resulting from the Planned Capacity established through the Ordering Process for the Day and Night Networks.
1530 1531	37. Overflow Mail: Mail that is tendered in excess of the Planned Capacity.
1532 1533 1534 1535

38.    Outsides: Individual mail piece, with dimensions no greater than 108 inches in combined length and girth and with no single dimension greater than 84 inches which is not otherwise containerized and must be processed as a Handling Unit.

1536 1537 1538	39. Package: Any box or envelope that is accepted by the Postal Service for delivery to a consignee.
1539 1540 1541	40. Payment Week: The period each week of an Operating Period between 00:00 Saturday and 23:59 Friday.
1542 1543	41. Perishables: Those items which are susceptible to decay, spoilage or destruction.
1544 1545 1546	42. Planned Capacity: Volume that the parties have agreed to by way of the Ordering Process for the Day and Night Networks.
1547 1548 1549	43. Possession Scan: A scan performed by the aviation supplier that indicates the aviation supplier has accepted the volume from the Postal Service.
1550 1551 1552	44. Priority Mail: Priority Mail and First-Class zone rated (Priority) mail as defined in the U.S. Postal Service Domestic Mail Manual, Chapter 3, Section 314.
1553 1554 1555 1556 1557 1558 1559

45.    Registered Mail: A mail piece which is mailed in accordance with the requirements of
Chapter 501.2.0 of the Domestic Mail Manual. Registered Mail provides added protection for valuable or important mail. Registered Mail provides a receipt to the sender, special security between shipment points, a record of acceptance and delivery maintained by the Postal
Service and, at the option of the mailer and for an additional fee, indemnity in case of loss or damage.

1560 1561	46. Re-Possessed: Regain possession of assigned mail.
1562 1563 1564 1565	47. Required Delivery Time (RDT): The latest delivery time to the Postal Service as indicated in Attachment 3: Operating Plan, Day Network, and Attachment 4: Operating Plan, Night Network.
1566 1567 1568 1569

48.    Service Point: The physical location at which the aviation supplier must hand-off mail to the
Postal Service or its duly appointed agent as specified in Attachment 3: Operating Plan, Day
Network, and Attachment 4: Operating Plan, Night Network.

1570 1571 1572	49. Tender: The drop-off, at an origin Service Point, of mail assigned by the Postal Service to the aviation supplier.

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1573 1574 1575	50. Tender Point: The physical location at which the Postal Service or its duly appointed agent provides mail to the aviation supplier.
1576 1577 1578	51. Tender Time: The latest time at which the aviation supplier is required to accept mail from the Postal Service at an origin Service Point in accordance with contract requirements.
1579 1580 1581	52. Terminal Handling: The receipt, scanning, sorting, delivery and / or tug and dolly transportation of mail tendered under this contract.
1582 1583 1584	53. Trans Log File: The Postal Service data file that contains, for each D&R Tag, the actual weight, origin, and destination market for each Handling Unit.
1585	54. Transportation Payment:: Four items are included in the Transportation Payment:
1586	a. Non-Fuel Line Haul
1587	b. Fuel Line Haul
1588	c. Aircraft Ground Handling
1589 1590	d. Scanning
1591 1592	55. Trucking Location: Those Service Points to which mail volume is transported via highway.
1593 1594 1595	56. Unit Load Device (ULD): Airline container or pallet provided by the aviation supplier
1596	Clause B-3: Contract Type (March 2006) (Tailored)
1597 1598 1599	This Contract is a fixed-price, indefinite quantity with adjustments contract for the purchase of commercial services pursuant to 39 Code of Federal Regulations, Part 601 et seq.
1600 1601 1602	This is not a requirements-type contract.
1603	Clause B-9: Claims and Disputes (March 2006) (Tailored)
1604 1605 1606	a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 601-613) (“the Act” or “CDA”).
1607 1608 1609	b. Except as provided in the Act, all disputes arising under or relating to this contract must be resolved under this clause.
1610 1611 1612 1613 1614 1615 1616 1617 1618 1619 1620

c.      “Claim,” as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the aviation supplier seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount is not acted upon in a reasonable time.

1621	d.
1622 1623 1624 1625

1.      A claim by the aviation supplier must be made in writing and submitted to the
Contracting Officer for a written decision. A claim by the Postal Service against the aviation supplier is subject to a written decision by the Contracting Officer.

1626 1627 1628	2. For aviation supplier claims exceeding $100,000, the aviation supplier must submit with the claim the following certification:

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1629 1630 1631 1632 1633 1634

“I certify that the claim is made in good faith, that the supporting data are accurate and complete to the best of my knowledge and belief, that the amount requested accurately reflects the contract adjustment for which the aviation supplier believes the Postal Service is liable, and that I am duly authorized to certify the claim on behalf of the aviation supplier.”

1635 1636 1637	3. The certification may be executed by any person duly authorized to bind the aviation supplier with respect to the claim.
1638 1639 1640 1641 1642

e.      For aviation supplier claims of $100,000 or less, the Contracting Officer must, if requested in writing by the aviation supplier, render a decision within 60 days of the request. For aviation supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the aviation supplier of the date by which the decision will be made.

1643 1644 1645	f. The Contracting Officer’s decision is final unless the aviation supplier appeals or files a suit as provided in the Act.
1646 1647 1648 1649 1650 1651 1652 1653

g.      When a CDA claim is submitted by or against an aviation supplier, the parties shall make a good faith attempt to resolve the dispute, including an exchange of relevant information toward a mutual resolution. Accordingly, by mutual consent, the parties may agree to use an alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as described in d (2) of this clause must be provided for any claim, regardless of dollar amount, before ADR is used. If either party declares the matter to be at an impasse, the dispute will be resolved through the CDA process as contemplated by Clause B-9.

1654	h. The Postal Service will pay interest in the amount found due and unpaid from:
1655 1656	1. The date the Contracting Officer receives the claim (properly certified, if required); or
1657 1658 1659	2. The date payment otherwise would be due, if that date is later, until the date of payment.
1660 1661 1662	i. Simple interest on claims will be paid at a rate determined in accordance with the Interest clause.
1663 1664 1665 1666 1667

j.       The aviation supplier must proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract regardless of the initiating party, and comply with any decision of the Contracting Officer.

1668	Clause B-10: Pricing of Adjustments (March 2006) (Tailored)
1669 1670 1671 1672 1673 1674	When costs are a factor in determining any contract price adjustment under the Changes clause, the process set forth in Clause 4-1.c will be followed. For any other provision of this contract, the parties agree to use the process set forth in Attachment 10: Pricing and in the Payment Processing sections of Part 1 for negotiating the adjustment.
1675	Clause B-15: Notice of Delay (March 2006) (Tailored)
1676 1677 1678 1679 1680 1681	Immediately upon becoming aware of any difficulties that might delay deliveries under this contract, the aviation supplier will notify the Postal Service in writing. The notification must identify the difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice may preclude later consideration of any request for an extension of contract time.

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1682	Clause B-22: Interest (March 2006) (Tailored)
1683 1684 1685 1686 1687 1688	The Postal Service will pay interest on late payments and unearned prompt payment discounts in accordance with the Prompt Payment Act, 31 U.S.C. 3901 et. seq., as amended by the Prompt
Payment Act Amendments of 1988, P.L. 100-496. The aviation supplier will pay interest on any payment to the Postal Service at a rate equivalent to the prevailing Contract Disputes Act interest rate.
1689	Clause B-25: Advertising of Contract Awards (March 2006)
1690 1691 1692 1693 1694	Except with the Contracting Officer’s prior approval, the aviation supplier agrees not to refer in its commercial advertising to the fact that it was awarded a Postal Service contract or to imply in any manner that the Postal Service endorses its products.
1695	Clause B-30: Permits and Responsibilities (March 2006) (Tailored)
1696 1697 1698 1699 1700 1701 1702 1703 1704	The aviation supplier is responsible, without additional expense to the Postal Service, for obtaining any necessary licenses and permits, and for complying with any applicable federal, state, and municipal laws, codes, and regulations in connection with the performance of the contract. The aviation supplier is responsible for all damage to persons or property, including environmental damage that occurs as a result of its omission(s) or negligence. While in performance of the contract, the aviation supplier must take proper safety and health precautions to protect the work, the workers, the public, the environment, and the property of others.
1705	Clause B-39: Indemnification (March 2006) (Tailored)
1706 1707 1708 1709 1710 1711 1712 1713	The aviation supplier must save harmless and indemnify the Postal Service and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and/or liability resulting from, brought forth, or on account of any personal injury or property damage received or sustained by any person, persons, or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the aviation supplier, any subcontractor of the aviation supplier, or any employee, agent, or representative of the aviation supplier or of the aviation supplier’s subcontractor.
1714 1715 1716 1717 1718 1719 1720 1721	The Postal Service must save harmless and indemnify the aviation supplier and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and / or liability resulting from, brought forth, or on account of any personal injury or property damage received or sustained by any person, persons, or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the Postal Service, or any employee, agent, or representative of the Postal Service.
1722	Clause B-45: Other Contracts (March 2006) (Tailored)
1723 1724 1725 1726 1727 1728	The Postal Service may award other contracts for additional work, and the aviation supplier must cooperate fully with the other aviation suppliers and Postal Service employees. The aviation supplier must not commit or permit any act that will interfere with the performance of work by any other aviation supplier or by Postal Service employees.
1729	Clause B-65: Adjustments to Compensation (March 2006) (Tailored)
1730 1731 1732 1733 1734 1735 1736	Contract compensation may be adjusted, from time to time, by mutual agreement of the aviation supplier and the Contracting Officer. No adjustment to compensation will be made for changes arising from Clause 9-10: Service Contract Act or from Clause 9-12: Fair Labor Standards Act and Service
Contract Act – Price Adjustment. Adjustments in compensation pursuant to this clause shall be memorialized by formal modification to the contract. All negotiations between the parties shall be conducted with respect to the implied covenant of good faith and fair dealing.

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1737
1738	Clause B-69: Events of Default (March 2006) (Tailored)
1739 1740 1741	The aviation supplier’s right to perform this contract is subject to termination, in whole or in part, in the event of any of the following events of default.
1742 1743	a. The aviation supplier’s failure to perform service according to the terms of the contract;
1744 1745 1746	b. If the aviation supplier has been administratively determined to have violated Postal laws and regulations and other laws related to the performance of the service;
1747 1748 1749	c. Failure to follow the instructions of the Contracting Officer that fall within the scope of the contract;
1750 1751 1752 1753 1754

d.      If the aviation supplier transfers or assigns his contract, except as authorized herein, or sublets the whole or a portion of this contract contrary to the applicable provisions of the U.S.
Postal Service Supplying Principles and Practices or without any required approval of the
Contracting Officer;

1755 1756 1757	e. If the aviation supplier combines to prevent others from proposing for the performance of Postal Service contracts;
1758 1759 1760 1761 1762

f.       If the aviation supplier or corporate officer has been or is, during the term of the contract, convicted of a crime affecting his or her reliability or trustworthiness as a mail transportation aviation supplier, such as any form of fraud or embezzlement that has impacted the Postal
Service or the U.S. Government;

1763 1764 1765 1766

g.      If at any time the aviation supplier, its principal owners, corporate officers or personnel are disqualified by law or regulation from performing services under this contract, and upon notice thereof, the aviation supplier fails to remove any such disqualification;

1767 1768 1769	h. If the aviation supplier fails to provide any notification of a change in corporate officers which this contract may require; or
1770 1771 1772	i. If the aviation supplier materially breaches any other requirement or clause of this contract.
1773 1774	Clause B-75: Accountability of the Aviation Supplier (Non-Highway) (March 2006) (Tailored)
1775 1776 1777 1778 1779

a.      The aviation supplier shall supervise its operations and the operations of its subcontractors that provide services under this contract personally or through representatives. The aviation supplier or its supervising representatives must be easily accessible in the event of emergencies or interruptions in service.

1780 1781 1782 1783 1784 1785 1786 1787

b.      In all cases, the aviation supplier shall be liable to the Postal Service for the Postal Service’s damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other mistreatment while in the custody and control of the aviation supplier or its subcontractors.
The aviation supplier shall also be accountable and answerable in damages for the faithful performance of all other obligations assumed under this contract, whether or not it has entrusted part or all of its performance to another, except for any failure to perform that is excused by the Force Majeure clause of this contract.

1788	c. The aviation supplier shall faithfully account for and deliver to the Postal Service all:
1789	1. Mail,
1790	2. Moneys, and
1791 1792	3. Other property of any kind belonging to or entrusted to the care of the Postal Service, that come into the possession of the aviation supplier during the term of this contract.

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1793 1794 1795 1796 1797 1798

d.      The aviation supplier shall, promptly upon discovery, refund (i) any overpayment made by the
Postal Service for service performed, or (ii) any payment made by the Postal Service for service not rendered.

1799	Clause B-77: Protection of the Mail (Non-Highway) (March 2006) (Tailored)
1800 1801 1802 1803	The aviation supplier must protect and safeguard the mail from loss, theft, or damage while it is in the aviation supplier’s custody or control, and prevent unauthorized persons from having access to the mail.
1804	a. Classification of Irregularities
1805 1806 1807 1808 1809

The following classifications of irregularities are those that preclude the Postal Service from accomplishing its mission. The damage caused from these irregularities result in actual damage and degradation to its brand, and therefore, is associated with liquidated damages as stated:

1810	1. Failure to Protect
1811 1812 1813 1814 1815

Failure to protect the mail consists of: failure to protect or safeguard the mail from inclement weather, from damage caused by the mechanized sort, from acts of the aviation supplier’s employees or contractors, and from loss, depredation, or other hazards while in the control or custody of the aviation supplier.

1816	2. Theft of Mail
1817 1818 1819 1820 1821 1822

The theft of mail can cause immeasurable damage to the Postal Service, both in terms of actual economic loss to our customers and to the competitive standing of our products and services. The aviation supplier will support law enforcement efforts to prevent theft of mail, and will support enforcement officials in the apprehension of those who may be perpetrating such crimes.

1823	b. Damages and Liquidated Damages
1824 1825 1826	The following liquidated damages for damaged and unprotected mail are applicable to the associated classifications of irregularities:
1827	1. Damaged and Unprotected Mail
1828 1829 1830 1831

Liquidated damages may be assessed for damaged and unprotected mail. For purposes of this section, damaged mail will consist of mail pieces whether inside or outside of Postal Service MTE. This category includes but may not be limited to:

1832	i. Failure to Protect – Causing Damage to Mail
1833 1834 1835 1836 1837 1838 1839 1840 1841

Failure to protect causing physical damage to the U.S. Mail or MTE for which there may be damage assessed equal to the actual costs incurred by the
Postal Service necessary to remedy the situation and forward the mail onward to its next processing or delivery operation. Such actual costs may include items such as administrative time at an appropriate hourly rate for documenting the irregular condition and implementing the damage, labor time used to repossess the mail, unpack, sort, dry, repack / repackage, and re-
dispatch to a subsequent destination or processing operation.

1842 1843 1844 1845	If actual damages are not ascertainable, a liquidated damage may be assessed as follows, taking into account the actual damage that may typically result from such situations:
1846	Per Letter Tray:	[*] per letter tray
1847	Per Flat Tub:	[*] per flat tub
1848	Per Mail Sack or Pouch:	[*] per sack or pouch

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1849 1850	Per Outside Parcel:	[*] per piece
1851	ii. Failure to Protect - Dropped or Abandoned Pouch or Piece
1852 1853 1854	When U.S. Mail is discovered unprotected in an unsecured location or on the airport ramp, Liquidated Damages may be assessed at $50.00 per incident.
1855	c. Investigative Costs for Theft of Mail
1856 1857 1858 1859 1860 1861 1862 1863 1864

In cases where a mail theft is committed by the aviation supplier’s or its subcontractor’s personnel, actual investigative costs to the U.S. Postal Inspection Service and/or the Office of
the Inspector General may be assessed as actual damages. These costs will be reasonably determined and may begin accruing only when a specific investigation begins on the basis of probable cause. The costs of routine surveillance not associated with a specific theft or series of thefts will not be assessed. In addition to allocable investigative expenses, the Postal
Service may assess actual damages for loss of product value resulting from insurance claims where payouts to postal customers can be traced to the incident(s).

1865 1866 1867 1868 1869 1870 1871 1872

In addition to the above, in cases where mail theft occurs and the Postal Service determines that the aviation supplier’s failure to properly execute the mail handling employee screening requirements set forth in the Contract was a proximate cause of the theft, and that by reason of the theft it is necessary to conduct a complete audit of the aviation supplier’s adherence to the screening requirements with respect to the employment of other employees subject to those requirements, the Postal Service may assess an administrative damage in the amount of $5,000 in lieu of actual costs associated with that audit.

1873 1874 1875 1876 1877 1878 1879 1880 1881

Depending upon the circumstances of the incident, the Vice President, Network Operations, in consultation with the Postal Inspection Service or Office of the Inspector General, and the
Contracting Officer, may determine that damages pursuant to this section are not appropriate, and may waive all or a portion of the amounts that may otherwise be due the Postal Service hereunder. Factors such as the seriousness of the misconduct, the aviation supplier’s level of cooperation in investigations, implementing corrective actions, and efforts directed at loss recovery will be considered in reaching that determination.

1882	Clause B-80: Laws and Regulations Applicable (March 2006) (Tailored)
1883 1884 1885 1886 1887 1888 1889 1890 1891 1892	This contract and the services performed under it are subject to all applicable federal, state, and local laws and regulations. The aviation supplier assumes sole responsibility to faithfully discharge all duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits, licenses, and other authorities required to perform this contract. The aviation supplier shall hold harmless, save, and defend the Postal Service from any consequence of the aviation supplier’s failure to abide by all applicable federal, state, and local laws and regulations (including but not limited to regulations promulgated by the DOL and IRS) relating to the contract and throughout the term of the contract and any subsequent renewal periods.
1893	Clause B-81: Information or Access by Third Parties (March 2006) (Tailored)
1894 1895 1896 1897 1898 1899 1900	The Postal Service retains exclusive authority to release any or all information about mail matter in the custody of the aviation supplier and to permit access to that mail in the custody of the aviation supplier. All requests by non-postal individuals for information about mail matter in the custody of the aviation supplier or for access to mail in the custody of the aviation supplier must be referred to the
Contracting Officer or his or her designee.
1901	Clause B-82: Access by Officials (March 2006) (Tailored)
1902 1903	The aviation supplier shall deny access to the cargo compartment of aircrafts or a vehicle containing mail therein to state or local officials except at a postal facility or in the presence of a postal employee

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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1904 1905 1906 1907 1908 1909 1910	or a Postal Inspection Service officer, unless to prevent immediate damage to the aircraft, vehicle, or their contents. If authorized Federal law enforcement seeks access to the cargo compartment of aircrafts or vehicles contained mail therein, the aviation supplier shall notify the Postal Inspection
Service before permitting access, unless to prevent immediate damage to the aircraft, vehicle, or their contents.
1911	Clause 1-1: Privacy Protection (July 2007)
1912	In addition to other provisions of this contract, the aviation supplier agrees to the following:
1913 1914 1915 1916 1917 1918 1919 1920 1921 1922 1923

a.      Privacy Act. If the aviation supplier operates a system of records on behalf of the Postal
Service, the Privacy Act (5 U.S.C. 522a) and Postal Service regulations at 39 CFR Parts 266-
267 apply to those records. The aviation supplier is considered to operate a system of records if it manages records (including collecting, revising, or disseminating records) from which information is retrieved by the name of an individual or by some number, symbol, or other identifier assigned to the individual. The aviation supplier agrees to comply with the Act and the Postal Service regulations in designing, developing, and operating the system of records, including ensuring that records are current and accurate for their intended use, and incorporating adequate safeguards to prevent misuse or improper disclosure of personal information. Violations of the Act may subject the violator to criminal penalties.

1924 1925 1926 1927 1928

b.      Customer or Employee Information. If the aviation supplier has access to Postal Service customer or employee information, including address information, whether collected online or offline by the Postal Service or by a aviation supplier acting on its behalf, the aviation supplier must comply with the following:

1929 1930 1931 1932 1933

1.      General. With regard to the Postal Service customer information to which it has access pursuant to this contract, the aviation supplier has that access as an agent of the Postal
Service and must adhere to its postal privacy policy at
www.usps.com/common/docs/privpol.htm.

1934 1935 1936 1937 1938 1939 1940 1941 1942 1943 1944 1945 1946 1947

2.      Use, Ownership, and Nondisclosure. The aviation supplier may use Postal Service customer or employee information solely for purposes of this contract, and may not collect or use such information for non-Postal Service marketing, promotion, or any other purpose without the prior written approval of the Contracting Officer. The aviation supplier must restrict access to such information to those employees who need the information to perform work under this contract, and must ensure that each such employee (including subcontractors’ employees) sign a nondisclosure agreement, in a form suitable to the
Contracting Officer, prior to being granted access to the information. The Postal Service retains sole ownership and rights to its customer or employee information. Unless the contract states otherwise, upon completion of the contract, the aviation supplier must turn over all Postal Service customer or employee information in its possession to the Postal
Service, and must certify that no Postal Service customer or employee information has been retained unless otherwise authorized in writing by the Contracting Officer.

1948 1949 1950 1951 1952 1953 1954 1955

3.      Security Plan. When applicable, and unless waived in writing by the Contracting Officer, the aviation supplier must work with the Postal Service to develop and implement a security plan that addresses the protection of customer or employee information. The plan will be incorporated into the contract and followed by the aviation supplier, and must, at a minimum, address notification to the Postal Service of any security breach. If the contract does not include a security plan at the time of contract award, it must be added within 60 days after contract award.

1956 1957 1958

4.      Breach Notification. If there is a breach of any nature in the security of Postal Service data, including customer or employee data, the aviation supplier must follow the breach notification requirements included in the security plan discussed in (3) above. The aviation

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1959 1960 1961	supplier will be required to follow Postal Service policies regarding breach notification to customers and/or employees.
1962 1963 1964 1965 1966 1967 1968 1969

5.      Legal Demands for Information. If a legal demand is made for Postal Service customer or employee information (such as by subpoena), the aviation supplier must immediately notify the Contracting Officer and the nearest office of the Postal Inspection Service. After notification, the Postal Service will determine whether and to what extent to comply with the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal demand, the aviation supplier may, with the written permission of the Contracting Officer, release the information specifically demanded.

1970 1971 1972 1973 1974 1975 1976 1977

c.      Online Assistance. If the aviation supplier assists in the design, development, or operation of a Postal Service customer Web site, or if it designs or places an ad banner, button, or link on a Postal Service Web site or any Web site on the Postal Service’s behalf, the aviation supplier must comply with the limitations in subparagraph b (1) above relating to ad banners, buttons, or links, and the use of cookies, web beacons, or other web analysis tools. Exceptions to these limitations require the prior written approval of the Contracting Officer and the Postal
Service’s chief privacy officer.

1978 1979 1980 1981 1982 1983 1984

d.      Marketing E-Mail. If the aviation supplier assists the Postal Service in conducting a marketing
e-mail campaign, the aviation supplier does so as an agent of the Postal Service and must adhere to the Postal Service policies set out in Postal Service Management Instruction AS-
350-2004-4, Marketing E-mail. Aviation suppliers wishing to conduct marketing email campaigns to postal employees must first obtain the prior written approval of the Contracting
Officer.

1985 1986 1987	e. Audits. The Postal Service may audit the aviation supplier’s compliance with the requirements of this clause, including through the use of online compliance software.
1988 1989 1990	f. Indemnification. The aviation supplier will indemnify the Postal Service against all liability (including costs and fees) for damages arising out of violations of this clause.
1991 1992 1993 1994	g. Flow-down. The aviation supplier will flow this clause down to subcontractors that would be covered by any portion of this clause if they were the aviation supplier.
1995	Clause 1-5: Gratuities or Gifts (March 2006)
1996 1997 1998

a.      The Postal Service may terminate this contract for default if, after notice and a hearing, the
Postal Service Board of Contract Appeals determines that the aviation supplier or the aviation supplier’s agent or other representative:

1999 2000	1. Offered or gave a gratuity or gift (as defined in 5 CFR 2635) to an officer or employee of the Postal Service; and
2001 2002 2003	2. Intended by the gratuity or gift to obtain a contract or favorable treatment under a contract.
2004 2005 2006 2007	b. The rights and remedies of the Postal Service provided in this clause are in addition to any other rights and remedies provided by law or under this contract.
2008	Clause 1-6: Contingent Fees (March 2006)
2009 2010 2011 2012 2013

a.      The aviation supplier warrants that no person or selling agency has been employed or retained to solicit or obtain this contract for a commission, percentage, brokerage, or contingent fee, except bona fide employees or bona fide, established commercial or selling agencies employed by the aviation supplier for the purpose of obtaining business.

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2014 2015 2016 2017 2018

b.      For breach or violation of this warranty, the Postal Service has the right to annul this contract without liability or to deduct from the contract price or otherwise recover the full amount of the commission, percentage, brokerage fee, or contingent fee.

2019 2020	Clause 1-11: Prohibition Against Contracting with Former Officers or PCES Executives (March 2006) (Tailored)
2021 2022 2023 2024 2025 2026 2027	During the performance of this contract, former Postal officers or Postal Career Executive Service
(PCES) executives are prohibited from employment by the contractor as key personnel, experts or consultants, if such individuals, within two years after their retirement from the Postal Service, would be performing substantially the same duties as they performed during their career with the Postal
Service.
2028	Clause 1-12: Use of Former Postal Service Employees (March 2006) (Tailored)
2029 2030 2031 2032 2033 2034 2035 2036	During the term of this contract, the aviation supplier must identify any former Postal Service officers or Postal Career Executive Service (PCES) employees it proposes to be engaged, directly or indirectly, in contract performance. Such individuals may not commence performance without the
Contracting Officer’s prior approval. If the Contracting Officer does not provide such approval, the aviation supplier must replace the proposed individual former employee with another individual equally qualified to provide the services called for in the contract.
2037	Clause 2-11: Postal Service Property - Fixed-Price (March 2006) (Tailored)
2038	a. Postal Service-Furnished Property
2039 2040 2041 2042 2043 2044

1.      The Postal Service will deliver to the aviation supplier, for use in connection with and under the terms of this contract, the property described as Postal Service-furnished property in the Schedule or specifications, together with any related information the aviation supplier may request that may reasonably be required for the intended use of the property (hereinafter referred to as “Postal Service-furnished property”).

2045 2046 2047 2048 2049 2050 2051 2052 2053 2054

2.      The contract delivery or performance dates are based on the expectation that Postal
Service-furnished property suitable for use (except for property furnished “as is”) will be delivered at the times stated in the Schedule or, if not so stated, in sufficient time to enable the aviation supplier to meet these delivery or performance dates. If Postal
Service-furnished property is not delivered by these times, the Contracting Officer will, upon timely written request from the aviation supplier, make a determination of any delay occasioned the aviation supplier and will equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual provision affected by the delay, in accordance with the Changes clause.

2055 2056 2057 2058 2059 2060 2061 2062 2063

3.      Except for Postal Service-furnished property furnished “as is,” if the Postal Service-
furnished property is received in a condition not suitable for its intended use, the aviation supplier must notify the Contracting Officer and (as directed by the
Contracting Officer) either (a) return it at the expense of the Postal Service or otherwise dispose of it, or (b) effect repairs or modifications. Upon the completion of
(a) or (b), the Contracting Officer (upon written request from the aviation supplier) will equitably adjust the delivery or performance dates or the contract price, or both, and any other affected contractual provision, in accordance with the Changes clause.

2064 2065 2066 2067 2068

4.      The provisions for adjustment in this paragraph a are exclusive, and the Postal
Service is not liable to suit for breach of contract by reason of any delay in delivery of
Postal Service-furnished property or its delivery in a condition not suitable for its intended use.

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2069	b. Changes in Postal Service-Furnished Property
2070 2071 2072 2073 2074 2075 2076

1.      By written notice, the Contracting Officer may (a) decrease the property provided or to be provided by the Postal Service under this contract, or (b) substitute other Postal
Service-owned property for the property to be provided by the Postal Service, or to be acquired by the aviation supplier for the Postal Service under this contract. The aviation supplier must promptly take any action the Contracting Officer may direct regarding the removal and shipping of the property covered by this notice.

2077 2078 2079 2080 2081 2082 2083 2084 2085

2.      In the event of any decrease in or substitution of property pursuant to subparagraph
b.1 above, or any withdrawal of authority to use property provided under any other contract or lease, which property the Postal Service had agreed in the Schedule to make available for the performance of this contract, the Contracting Officer, upon the aviation supplier’s written request (or - if substitution causes a decrease in the cost of performance - on the Contracting Officer’s own initiative), will equitably adjust any contractual provisions affected by the decrease, substitution, or withdrawal, in accordance with the Changes clause.

2086 2087 2088 2089	c. Use of Postal Service Property. The Postal Service property, unless otherwise provided in this contract or approved by the Contracting Officer, must be used only for performing this contract.
2090 2091 2092 2093 2094 2095 2096 2097 2098 2099 2100 2101 2102 2103 2104 2105

d.      Utilization, Maintenance, and Repair of Postal Service Property. The aviation supplier must maintain and administer, in accordance with sound industrial practice, a program or system for the utilization, maintenance, repair, protection, and preservation of Postal Service property until it is disposed of in accordance with this clause. If any damage occurs to Postal Service property, the risk of which has been assumed by the Postal Service under this contract, the
Postal Service will replace the items or the aviation supplier must make such repairs as the
Postal Service directs; provided, however, that if the aviation supplier cannot effect these repairs within the time required, the aviation supplier will dispose of the property in the manner directed by the Contracting Officer. The contract price includes no compensation to the aviation supplier for performing any repair or replacement for which the Postal Service is responsible, and an equitable adjustment will be made in any contractual provisions affected by such repair or replacement made at the direction of the Postal Service, in accordance with the Changes clause. Any repair or replacement for which the aviation supplier is responsible under the provisions of this contract must be accomplished by the aviation supplier at the aviation supplier’s own expense.

2106 2107 2108 2109 2110 2111

e.      Risk of Loss. Unless otherwise provided in this contract, the aviation supplier assumes the risk of, and becomes responsible for, any loss or damage to Postal Service property provided under this contract upon its delivery to the aviation supplier or upon passage of title to the
Postal Service as provided in paragraph i below, except for reasonable wear and tear and except to the extent that it is consumed in performing this contract.

2112 2113 2114 2115	f. Access. The Postal Service, and any persons designated by it, must at reasonable times have access to premises where any Postal Service property is located, for the purpose of inspecting it.
2116 2117 2118 2119 2120 2121 2122 2123 2124

g.      Final Accounting for and Disposition of Postal Service Property. Upon completion, or at such earlier dates as may be fixed by the Contracting Officer, the aviation supplier must submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Postal
Service property not consumed in performing this contract (including any resulting scrap) or not previously delivered to the Postal Service, and will prepare for shipment, deliver f.o.b.
origin, or dispose of this property, as the Contracting Officer may direct or authorize. The net proceeds of disposal will be credited to the contract price or will be paid in such other manner as the Contracting Officer may direct.

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2125 2126	h. Restoration of Aviation Supplier’s Premises and Abandonment. Unless otherwise provided in this contract, the Postal Service:
2127 2128 2129	1. May abandon any Postal Service property in place, whereupon all obligations of the Postal Service regarding it will cease; and
2130 2131 2132 2133 2134

2.      Has no obligation with regard to restoration or rehabilitation of the aviation supplier’s premises, either in case of abandonment, disposition on completion of need or of the contract, or otherwise, except for restoration or rehabilitation costs properly included in an equitable adjustment under paragraph b or e above.

2135	i. Title.
2136 2137 2138 2139 2140 2141 2142 2143

1.      Title to all Postal Service-furnished property remains in the Postal Service. To define the obligations of the parties under this clause, title to each item of facilities, special test equipment, or special tooling (other than that subject to a special-tooling clause)
acquired by the aviation supplier on behalf of the Postal Service under this contract will pass to and vest in the Postal Service when its use in the performance of this contract begins, or upon payment for it by the Postal Service, whichever is earlier, whether or not title was previously vested.

2144 2145 2146 2147 2148

2.      Title to all material purchased by the aviation supplier for whose cost the aviation supplier is entitled to be reimbursed as a direct item of cost under this contract will pass to and vest in the Postal Service upon delivery of the material to the aviation supplier by the vendor.

2149 2150	3. Title to other material whose cost is reimbursable to the aviation supplier under this contract will pass to and vest in the Postal Service upon:
2151	a) Its issuance for use in the performance of this contract; or
2152 2153	b) Reimbursement of its cost by the Postal Service, whichever occurs first.
2154 2155 2156 2157 2158 2159 2160 2161 2162

4.      All Postal Service-furnished property, together with all property acquired by the aviation supplier, title to which vests in the Postal Service under this subsection i, is subject to the provisions of this clause and is hereinafter collectively referred to as
“Postal Service property.” Title to Postal Service property is not affected by its incorporation into or attachment to any property not owned by the Postal Service, nor does Postal Service property become a fixture or lose its identity as personal property by being attached to any real property.

2163	Clause 2-22: Value Engineering Incentive (March 2006)
2164	a. General.
2165 2166 2167 2168

The right of each party to improve its own methods for its own benefit, absent a change to the obligations of the other party which requires an modification to this Contract, and to retain such savings for itself is not affected by this clause.

2169 2170 2171 2172 2173 2174 2175 2176

The aviation supplier is encouraged to develop and submit Value Engineering Change
Proposals (VECPs) voluntarily. The aviation supplier will share in savings realized from an accepted VECP as provided in paragraph (h) below. No document submitted by the aviation supplier shall be considered to be a VECP unless the aviation supplier specifically marks on the document that it is to be considered a VECP and contains a statement that the aviation supplier intends the document to be a VECP subject to the provisions of this Clause of the
Contract.

2177	b. Definitions
2178	1. Value Engineering Change Proposal (VECP). A proposal that:
2179	i. Requires a change to the instant contract;
2180	ii. Results in savings to the instant contract; and

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2181	iii. Does not involve a change in:
2182	a) Deliverable end items only;
2183 2184	b) Test quantities due solely to results of previous testing under the instant contract; or
2185	c) Contract type only.
2186
2187 2188	2. Instant Contract. The contract under which a VECP is submitted. It does not include additional contract quantities.
2189
2190 2191 2192

3.      Additional Contract Quantity. An increase in quantity after acceptance of a VECP due to contract modification, exercise of an option, or additional orders (except orders under indefinite-delivery contracts within the original maximum quantity limitations).

2193
2194 2195 2196 2197

4.      Postal Service Costs. Costs to the Postal Service resulting from developing and implementing a VECP, such as net increases in the cost of testing, operations, maintenance, logistics support, or property furnished. Normal administrative costs of processing the VECP are excluded.

2198
2199 2200 2201

5.      Instant Contract Savings. The estimated cost of performing the instant contract without implementing a VECP minus the sum of: (a) the estimated cost of performance after implementing the VECP, and (b) Postal Service costs.

2202
2203 2204 2205 2206

6.      Additional Contract Savings. The estimated cost of performance or delivering additional quantities without the implementation of a VECP minus the sum of (a) the estimated cost of performance after the VECP is implemented and (b) Postal Service cost.

2207
2208 2209 2210 2211

7.      Aviation Supplier’s Development and Implementation Costs. Aviation supplier’s cost in developing, testing, preparing, and submitting a VECP. Also included are the aviation supplier’s cost to make the contractual changes resulting from the Postal
Service acceptance of the VECP.

2212
2213	c. Content. A VECP must include the following:
2214
2215 2216 2217 2218

1.      A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

2219
2220 2221	2. A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.
2222
2223 2224 2225 2226

3.      A separate, detailed cost estimate for: (a) the affected portions of the existing contract requirement and, (b) the VECP. The cost reduction associated with the VECP must take into account the aviation supplier’s allowable development and implementation costs.

2227
2228 2229	4. A description and estimate of costs the Postal Service may incur in implementing the VECP, such as test and evaluation and operating and support costs.
2230
2231	5. A prediction of any effects the proposed change would have on Postal Service costs.
2232
2233 2234 2235

6.      A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

2236

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2237 2238 2239	7. Identification of any previous submissions of the VECP to the Postal Service, including the dates submitted, purchasing offices, contract numbers, and actions taken.
2240
2241	d. Submission. The aviation supplier must submit VECPs to the Contracting Officer.
2242
2243	e. Postal Service Action
2244
2245 2246 2247 2248 2249

1.      The Contracting Officer will give the aviation supplier written notification of action taken on a VECP within 60 days after receipt. If additional time is needed, the
Contracting Officer will notify the aviation supplier, within the 60-day period, of the expected date of a decision. The Postal Service will process VECPs expeditiously but will not be liable for any delay in acting upon a VECP.

2250
2251 2252	2. If a VECP is not accepted, the Contracting Officer will so notify the aviation supplier, explaining the reasons for rejection.
2253
2254 2255	f. Withdrawal. The aviation supplier may withdraw a VECP, in whole or in part, at any time before its acceptance.
2256
2257	g. Acceptance
2258
2259 2260 2261 2262 2263 2264

1.      Acceptance of a VECP, in whole or in part, will be by execution of a supplemental agreement modifying this contract and citing this clause. If agreement on price (see paragraph h below) is reserved for a later supplemental agreement, and if such agreement cannot be reached, the disagreement is subject to the Claims and
Disputes clause of this contract, or another clause of the contract dealing with disputes.

2265
2266 2267	2. Until a VECP is accepted by contract modification, both parties must perform in accordance with the existing contract.
2268
2269 2270 2271

3.      The Contracting Officer’s decision to accept or reject all or any part of a VECP is final and not subject to the Claims and Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978.

2272
2273 2274 2275 2276 2277 2278

h.      Sharing. If a VECP is accepted, the aviation supplier and the Postal Service shall negotiate their respective shares of the contract savings. The contract savings are calculated by subtracting the estimated cost of performing the contract with the VECP, Postal Service costs, and the allowable development and implementation costs from the estimated cost of performing the contract without the VECP. Profit is excluded when calculating contract savings.

2279
2280	i. Data
2281
2282 2283	1. The aviation supplier may restrict the Postal Service’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:
2284
2285 2286 2287 2288 2289 2290 2291

“These data, furnished under the Value Engineering Incentive clause of contract, may not be disclosed outside the Postal Service or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the
Postal Service’s right to use information contained in these data if it has been obtained or is otherwise available from the aviation supplier or from another source without limitation.”

2292

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2293 2294 2295 2296 2297

2.      If a VECP is accepted, the aviation supplier hereby grants the Postal Service unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Postal Service will have the rights specified in the contract modification implementing the VECP and will appropriately mark the data.

2298
2299
2300 2301	Clause 3-1: Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)
2302 2303 2304 2305 2306 2307 2308 2309

a.      All aviation suppliers, except small businesses, must submit a subcontracting plan that is specific to this contract and that separately addresses subcontracting with small, minority, and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. Lack of an approved plan may make the aviation supplier ineligible for award. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service aviation supplier or subcontractor calling for supplies or services required for performance of the contract or subcontract.

2310
2311	b. The aviation supplier’s subcontracting plan must include the following:
2312 2313 2314 2315 2316

1.      Goals, in terms of percentages of the total amount of this contract that the aviation supplier will endeavor to subcontract to small, minority, and woman-owned businesses. The aviation supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.

2317
2318	2. A statement of the:
2319	i. Total dollars planned to be subcontracted under this contract; and
2320 2321	ii. Total of that amount planned to be subcontracted to small, minority, and woman-owned businesses.
2322
2323 2324 2325	3. A description of the principal types of supplies and services to be subcontracted under this contract, identifying the types planned for subcontracting to small, minority, and woman-owned businesses.
2326
2327	4. A description of the method used to develop the subcontracting goals for this contract.
2328
2329 2330 2331 2332

5.      A description of the method used to identify potential sources for solicitation purposes and a description of efforts the aviation supplier will make to ensure that small, minority, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

2333
2334 2335 2336 2337

6.      A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority, and woman-owned businesses.

2338
2339 2340	7. The name of the individual employed by the aviation supplier who will administer the subcontracting program and a description of the individual’s duties.
2341
2342 2343 2344	8. Assurances that the aviation supplier will require all subcontractors receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the aviation supplier.
2345
2346 2347 2348

9.      A description of the types of records the aviation supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following:

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2349 2350	i. Source lists, guides, and other data identifying small, minority, and woman- owned businesses;
2351 2352	ii. Organizations contacted in an attempt to locate sources that are small, minority, and woman-owned businesses;
2353 2354 2355	iii. Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small, minority, or woman-owned businesses were solicited and if not, why not; and
2356 2357	iv. Records to support subcontract award data, including the name, address, and business size of each subcontractor.
2358
2359 2360 2361

c.      Reports. The aviation supplier must provide reports on subcontracting activity under this contract on a calendar-quarter basis. The report must be one of the types described in Clause
3-2, Participation of Small, Minority, and Woman-owned Businesses.

2362
2363
2364 2365	Clause 3-2: Participation of Small, Minority, and Woman-owned Businesses (March 2006)
2366 2367 2368 2369

a.      The policy of the Postal Service is to encourage the participation of small, minority, and woman-owned business in its purchases of supplies and services to the maximum extent practicable consistent with efficient contract performance. The aviation supplier agrees to follow the same policy in performing this contract.

2370
2371 2372	b. Subject to the agreement of the aviation supplier and the Postal Service, the aviation supplier will report subcontracting activity on one of the following bases:
2373	1. Showing the amount of money paid to subcontractors during the reporting period;
2374 2375	2. Showing subcontracting activity that is allocable to this contract using generally accepted accounting practices; or
2376	3. A combination of the methods listed above.
2377
2378 2379 2380 2381

c.      The aviation supplier will submit a report to the Contracting Officer within 15 calendar days after the end of each calendar-year quarter, describing all subcontract awards to small, minority, or woman-owned businesses. The Contracting Officer may require more frequent reports.

2382
2383
2384	Clause 4-1: General Terms and Conditions (July 2007) (Tailored)
2385	a. Inspection and Acceptance. Not applicable
2386
2387 2388 2389 2390 2391 2392 2393 2394 2395 2396

b.      Assignment. If this contract provides for payments aggregating $10,000 or more, claims for monies due or to become due from the Postal Service under it may be assigned to a bank, trust company, or other financing institution, including any federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any assignment or reassignment must cover all amounts payable and must not be made to more than one party, except that assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in financing this contract. No assignment or reassignment will be recognized as valid and binding upon the Postal Service unless a written notice of the assignment or reassignment, together with a true copy of the instrument of assignment, is filed with:

2397	1. The Contracting Officer;
2398	2. The surety or sureties upon any bond; and
2399 2400	3. The office, if any, designated to make payment, and the Contracting Officer has acknowledged the assignment in writing.
2401 2402 2403

4.      Assignment of this contract or any interest in this contract other than in accordance with the provisions of this clause will be grounds for termination of the contract for default at the option of the Postal Service.

2404

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2405	c. Changes
2406 2407	1. The Contracting Officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:
2408 2409	i. Drawings, designs, or specifications when supplies to be furnished are to be specially manufactured for the Postal Service in accordance with them;
2410	ii. Statement of work or description of services;
2411	iii. Method of shipment or packing;
2412	iv. Places of delivery of supplies or performance of services;
2413	v. Delivery or performance schedule;
2414	vi. Postal Service furnished property or facilities.
2415
2416 2417	2. Changes pursuant to the Ordering Process and the Operating Period Volume Minimum sections in Part 1- Statement of Work are not applicable under this clause.
2418
2419 2420 2421 2422 2423

3.      Any other written or oral order (including direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change will be treated as a change order under this paragraph, provided that the aviation supplier gives the
Contracting Officer written notice stating: (a) the date, circumstances, and source of the order and (b) that the aviation supplier regards the order as a change order.

2424
2425 2426	4. If any such change affects the cost of performance or the delivery schedule, the contract may be modified to effect an equitable adjustment.
2427
2428 2429 2430 2431

5.      The aviation supplier’s claim for equitable adjustment must be asserted within 60 days of receiving a written change order, or on a date otherwise agreed to by the parties in writing. A later claim may be acted upon — but not after final payment under this contract — if the Contracting Officer decides that the facts justify such action.

2432
2433 2434	6. Failure to agree to any adjustment is a dispute under Clause B-9, Claims and Disputes.
2435
2436	d. Reserved
2437
2438	e. Reserved
2439
2440	f. Reserved
2441
2442	g. Invoices
2443 2444 2445 2446 2447 2448

The Postal Service intends to certify payment for services based, in part, upon collected scanned data. For services based upon scanned data, the aviation supplier need not submit an invoice for payment. Rather, payment will be automatically processed, on a weekly basis, based on the scan data. In addition, certain supplemental charges (including, but not limited to, charges related to minimum guaranteed volumes, surface transportation, and non-
achievement of performance standards) may be assessed under the contract.

2449
2450 2451 2452 2453 2454 2455 2456 2457

Any service requiring invoicing must meet the requirements specified herein. The aviation supplier shall submit an original invoice (or electronic invoice if authorized) to the Contracting
Officer’s Representative. All invoices must be submitted within ninety (90) days from completion of the service or the applicable Operating Period to be eligible for payment.
Invoices received after ninety (90) days from completion of the service or Operating Period will be subject to a 10% deduction or a deduction of $10,000, whichever is less, as a liquidated damage. The aviation supplier shall allow at least twenty-eight (28) calendar days before submitting a second invoice to the Postal Service for the same service.

2458
2459 2460	To ensure prompt payment, an original paper invoice (or electronic invoice, if authorized) must contain:

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2461 2462	1. Aviation supplier’s name, remit to address (including ZIP+4), contact person and phone number;
2463	2. Unique invoice number and invoice date;
2464	3. Contract number;
2465	4. A description of the supplies or services and the dates delivered or performed;
2466	5. Points (air stops or facility) of shipment tender and delivery; if applicable;
2467 2468	6. Quantity, unit of measure, unit price(s) and extension(s) of the items delivered; if applicable;
2469	7. Payment terms, including any discounts offered;
2470 2471	8. Name, title, and phone number of the person to be notified in the event of a defective invoice; and
2472 2473	9. Any additional information required by the contract or specified by the Contracting Officer.
2474
2475 2476 2477 2478

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and
Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Further
guidelines may be found in the Payment Processing and Reconciliation Process sections of
Part I – Statement of Work.

2479
2480 2481 2482 2483 2484

h.      Patent Indemnity. The aviation supplier will indemnify the Postal Service and its officers, employees and agents against liability, including costs for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark, or copyright, arising out of the performance of this contract, provided the aviation supplier is reasonably notified of such claims and proceedings.

2485
2486	i. Payment
2487	Payment will only be made for:
2488 2489	1. Items that have been properly scanned and delivered to the correct delivery destination Service Points set forth in this contract, and
2490
2491	2. Other services and charges agreed upon by the parties.
2492
2493 2494 2495

The Postal Service will make payment in accordance with the Prompt Payment Act (31 U.S.C.
3903) and 5 CFR 1315. Payments under this contract may be made by the Postal Service either by electronic funds transfer or other method agreed upon by the parties.

2496
2497 2498 2499 2500 2501

j.       Risk of Loss. The Postal Service shall be liable for all third-party customer claims arising from or in connection with the loss, damage, or delay of any mail transported under this contract, except to the extent of any insurance proceeds received by the aviation supplier as a result of a catastrophic loss of an aircraft or other transport vehicle and attributable to Postal Service mail.

2502
2503 2504 2505 2506 2507 2508 2509 2510

k.      Taxes. The contract price includes all applicable federal, state, and local taxes and duties except the applicable Federal excise tax on the transportation of property via air. The aviation supplier is required to report to the Postal Service on an annual basis (October 1), the portion of the rates listed in Attachment 10: Pricing that are subject to federal excise tax. The Postal
Service shall hold harmless, save, and defend the aviation supplier from any demand or claim of, or on behalf of, the IRS or the United States based on the application of federal excise taxes applicable to the transportation services performed by the aviation supplier under this contract.

2511
2512	l. Termination on Notice.
2513
2514 2515 2516 2517

1.      This contract does not contain a Termination for Convenience clause. In lieu of a
Termination for Convenience, either party may terminate this contract without cause by providing advanced written notice to the non-terminating party and a termination fee as follows:

2518

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2519
	Advanced Notice Provided	Postal Service Termination Fee	Aviation Supplier Termination Fee
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]
	[*]	[*]	[*]

2520
2521
2522 2523	2. The terminating party must pay the termination fee corresponding to the advanced written notice within ninety (90) of the written notice of termination.
2524
2525 2526 2527 2528 2529 2530 2531 2532

3.      If the aviation supplier terminates the contract under this provision, the aviation supplier guarantees to provide the Postal Service a daily average capacity through the effective date of the termination of not less than the daily average capacity offered in the two most recently completed Operating Periods prior to the date of the receipt of the notice of termination, or, if two Operating Periods have not been completed when the notice of termination is received, the daily average capacity offered shall be at least equal to the average daily capacity transported prior to the receipt of the written notice of termination.

2533
2534 2535 2536 2537

4.      Either party’s termination under this provision shall not prejudice the aviation supplier’s right to payment for services rendered, but neither party shall be liable to the other for any other damages, fees, or payment except for the termination fee above.

2538
2539 2540 2541

5.      This clause does not apply to changes in service resulting from the Postal Service changing from six (6) days to less than six (6) days of delivery per week. If such a scenario should occur, refer to the Frequency Adjustment clause of this contract.

2542
2543 2544 2545 2546 2547 2548 2549 2550 2551 2552 2553

m.     Termination for Default. The Postal Service may terminate this contract, or any part hereof, for default if the aviation supplier fails to cure such default within thirty (30) days of being advised in writing of such by the Postal Service, or if the aviation supplier fails to provide the
Postal Service, upon request, with adequate assurances of future performance. In the event of termination for default, the Postal Service will not be liable to the aviation supplier for any amount for supplies or services not provided, and the Postal Service shall have any and all rights and remedies provided by law, including the right to assess reasonable excess re-
procurement costs. The Postal Service may withhold payment otherwise due the aviation supplier for services already performed in order to protect its interest in recouping excess re-
procurement costs, and will promptly determine such costs so as to mitigate damage to the aviation supplier.

2554
2555	n. Title. Not applicable
2556
2557 2558 2559 2560 2561 2562 2563 2564

o.      Warranty. The aviation supplier warrants and represents that the services delivered under this contract shall be in accordance with the requirements and performance standards set forth in the contract. With respect to services for which performance standards are set forth in the contract, the Postal Service’s exclusive remedy (other than termination for default) shall be price adjustments as provided in this contract. With respect to all other services, the Postal
Service’s exclusive remedy (other than termination for default) shall be for the aviation supplier to promptly correct, replace, or otherwise cure such performance at no cost to the
Postal Service.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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2565
2566 2567 2568

p.      Limitation of Liability. Except as otherwise provided by an express or implied warranty, the supplier will not be liable to the Postal Service for consequential damages resulting from any defect or deficiencies in accepted items or services.

2569
2570 2571 2572

q.      Other Compliance Requirements. The aviation supplier will comply with all applicable
Federal, State, and local laws, executive orders, rules and regulations applicable to its performance under this contract.

2573
2574 2575	r. Order of Precedence. Any inconsistencies in this solicitation or contract will be resolved by giving precedence in the following order:
2576	1. Contract clauses;
2577	2. Statement of Work;
2578	3. Attachments to the Statement of Work;
2579	4. Solicitation provisions
2580	5. Form 8203;
2581	6. Other documents and attachments associated with the contract.
2582
2583	s. Incorporation by Reference. Not applicable
2584
2585	t. Shipping. Not applicable
2586
2587
2588 2589	Clause 4-2: Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2009) (Tailored)
2590	a. Incorporation by Reference. Not applicable
2591
2592	b. Examination of Records.
2593 2594 2595

1.      Records. “Records” includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

2596
2597 2598 2599 2600 2601 2602 2603

2.      Examination of Costs. If this is a cost-type contract, the aviation supplier must maintain, and the Postal Service will have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination includes inspection at all reasonable times of the aviation supplier’s plants, or parts of them, engaged in the performance of this contract.

2604
2605 2606 2607 2608 2609

3.      Cost or Pricing Data. If the aviation supplier is required to submit cost or pricing data in connection with any pricing action relating to this contract, the Postal Service, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, will have the right to examine and audit all of the aviation supplier’s records, including computations and projections directly, related to:

2610	a. The proposal for the contract, subcontract, or modification;
2611	b. Pricing of the contract, subcontract, or modification; or
2612	c. Performance of the contract, subcontract or modification.
2613
2614 2615 2616 2617

4.      Reports. If the aviation supplier is required to furnish cost, funding or performance reports, the Contracting Officer or any authorized representative of the Postal Service will have the right to examine and audit the supporting records and materials, for the purposes of evaluating:

2618 2619	a. The effectiveness of the aviation supplier’s policies and procedures to produce data compatible with the objectives of these reports; and
2620	b. The data reported.

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2621
2622 2623 2624 2625 2626

5.      Availability. The aviation supplier must maintain and make available at its office at all reasonable times the records, materials, and other evidence described in (b)(1)-(4) of this clause, for examination, audit, or reproduction, until three years after final payment under this contract or any longer period required by statute or other clauses in this contract. In addition:

2627 2628 2629

a.      If this contract is completely or partially terminated, the aviation supplier must make available the records related to the work terminated until three years after any resulting final termination settlement; and

2630
2631 2632 2633 2634

b.      The aviation supplier must make available records relating to appeals under the claims and disputes clause or to litigation or the settlement of claims arising under or related to this contract. Such records must be made available until such appeals, litigation or claims are finally resolved.

2635
2636
2637	Clause 4-7: Records Ownership (March 2006)
2638 2639 2640 2641	Notwithstanding any state law providing for retention of rights in the records, the aviation supplier agrees that the Postal Service may, at its option, demand and take without additional compensation all records relating to the services provided under this agreement. The aviation supplier must turn over all such records upon request but may retain copies of documents produced by the aviation supplier.
2642
2643
2644	Clause 6-1: Contracting Officer’s Representative (March 2006)
2645 2646 2647 2648	The Contracting Officer will appoint a Contracting Officer’s representative (COR), responsible for the day-to-day administration of the contract, who will serve as the Postal Service’s point of contact with the aviation supplier on all routine matters. A copy of the notice of appointment defining the COR’s authority will be furnished to the aviation supplier upon award of the contract.
2649
2650 2651 2652 2653

a.      The COR may be changed at any time by the Postal Service without prior notice to the aviation supplier, but notification of the change, including the name and address of the successor COR, will be promptly provided to the aviation supplier by the Contracting Officer in writing.

2654
2655	b. The responsibilities and limitations of the COR are as follows:
2656 2657 2658 2659

1.      The COR is responsible for the operational and administrative aspects of the contract and technical liaison with the aviation supplier. The COR is responsible also for the final inspection and acceptance of aviation supplier performance and submitted reports and has other responsibilities as specified by the contract.

2660
2661 2662 2663 2664 2665

2.      The COR is not authorized to make any commitments or otherwise obligate the Postal
Service or authorize any changes affecting the contract price, terms, or conditions.
Any aviation supplier request for changes must be referred to the Contracting Officer directly or through the COR. No such changes may be made without the Contracting
Officer’s express prior authorization.

2666
2667 2668	3. The COR may place orders for the aviation supplier to transport and process mail in accordance with the provisions of the contract at the agreed-upon rate only.
2669
2670
2671	Clause 9-1: Convict Labor (March 2006)
2672 2673 2674	In connection with the work under this contract, the aviation supplier agrees not to employ any person undergoing sentence of imprisonment, except as provided by E.O. 11755, December 28, 1973, as amended and 18 USC 3621 and 3622.
2675

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2676
2677 2678	Clause 9-2: Contract Work Hours and Safety Standards Act - Overtime Compensation (March 2006)
2679 2680 2681 2682 2683

a.      No aviation supplier or subcontractor contracting for any part of the contract work may require or permit any laborer or mechanic to work more than 40 hours in any workweek on work subject to the provisions of the Contract Work Hours and Safety Standards Act, unless the laborer or mechanic receives compensation at a rate not less than one-and-one-half times the laborer’s or mechanic’s basic rate of pay for all such hours worked in excess of 40 hours.

2684
2685 2686 2687 2688 2689 2690

b.      Violation, Liability for Unpaid Wages, and Liquidated Damages. In the event of any violation of paragraph a above, the aviation supplier and any subcontractor responsible for the violation are liable to any affected employee for unpaid wages. The aviation supplier and subcontractor are also liable to the Postal Service for liquidated damages, which will be computed for each laborer or mechanic at $10 for each day on which the employee was required or permitted to work in violation of paragraph a above.

2691
2692 2693 2694 2695 2696 2697 2698

c.      Withholding for Unpaid Wages and Liquidated Damages. The Contracting Officer may
withhold from the aviation supplier, from any moneys payable to the aviation supplier or subcontractor under this or any other contract with the same aviation supplier, or any other federally assisted contract subject to the Contract Work Hours and Safety Standards Act held by the same aviation supplier, sums as may administratively be determined necessary to satisfy any liabilities of the aviation supplier or subcontractor for unpaid wages and liquidated damages pursuant to paragraph b above.

2699
2700 2701 2702 2703 2704 2705 2706 2707 2708 2709 2710

d.      Records. The aviation supplier or subcontractor must maintain for 3 years from the completion of the contract for each laborer and mechanic (including watchmen and guards)
working on the contract payroll records which contain the name, address, social security number, and classification(s) of each such employee, hourly rates of wages paid, number of daily and weekly hours worked, deductions made, and actual wages paid. The aviation supplier or subcontractor must make these records available for inspection, copying, or transcription by authorized representatives of the Contracting Officer and the Department of
Labor, and must permit such representatives to interview employees during working hours on the job. (The Department of Labor information collection and record keeping requirements in this paragraph d have been approved by the Office of Management and Budget under OMB control numbers 1215-0140 and 1215-0017.)

2711
2712 2713	e. Subcontracts. The aviation supplier must insert paragraphs a through d of this clause in all subcontracts, and must require their inclusion in all subcontracts at any tier.
2714
2715
2716	Clause 9-7: Equal Opportunity (March 2006) (Tailored)
2717	During the performance of this contract, the contractor agrees as follows:
2718 2719 2720 2721 2722 2723 2724 2725 2726

1.      The contractor may not discriminate against employees or applicants for employment because of race, color, religion, sex, or national origin. The contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and
selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the
Contracting Officer setting forth the provisions of this nondiscrimination clause.

2727
2728 2729 2730

2.      The contractor, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

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2732 2733 2734 2735 2736 2737

3.      The contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice, provided by the agency Contracting Officer, advising the labor union or workers’ representative of the contractor’s commitments under section 202 of Executive Order 11246 of September 24,
1965, and must post copies of the notice in conspicuous places available to employees and applicants for employment.

2738
2739 2740 2741	4. The contractor will comply with all provisions of Executive Order (EO) 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.
2742
2743 2744 2745 2746 2747

5.      The contractor will furnish all information and reports required by Executive Order, 11246 of
September 24, 1964, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

2748
2749 2750 2751 2752 2753 2754 2755

6.      In the event of the contractor’s non-compliance with the non-discrimination clauses of this contract or with any of such rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order
11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

2756
2757 2758 2759 2760 2761 2762 2763 2764 2765 2766

7.      The contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order under this contract unless exempted by rules, regulations, or orders of the
Secretary of Labor issued pursuant to section 204 of Executive Order 11246 of September 24,
1965, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as may be directed by the Secretary of Labor as a means of enforcing such provisions including sanctions for noncompliance, provided, however, that in the event the contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction, the contractor may request the United States to enter into such litigation to protect the interest of the United States.

2767
2768
2769 2770	Clause 9-9: Equal Opportunity Preaward Compliance of Subcontracts (March 2006) (Tailored)
2771 2772 2773	The aviation supplier may not enter into a first-tier subcontract for an estimated or actual amount of $1 million or more without obtaining in writing from the Contracting Officer a clearance that the proposed subcontractor is in compliance with equal opportunity requirements and therefore eligible for award.
2774
2775
2776	Clause 9-10: Service Contract Act (March 2006)
2777 2778 2779

a.      This contract is subject to the Service Contract Act of 1965, as amended (41 U.S.C. 351 et seq.), and to the following provisions and all other applicable provisions of the Act and regulations of the Secretary of Labor issued under the Act (29 CFR Part 4).

2780
2781	b.
2782 2783 2784 2785 2786

1)      Each service employee employed in the performance of this contract by the aviation supplier or any subcontractor must be: a) paid not less than the minimum monetary wages and b) furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor or an authorized representative, as specified in any wage determination attached to this contract.

2787

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2788
2789	2)
2790 2791 2792 2793 2794 2795 2796 2797 2798 2799 2800 2801

a)      If a wage determination is attached to this contract, the Contracting Officer must require that any class of service employees not listed in it and to be employed under the contract (that is, the work to be performed is not performed by any classification listed in the wage determination) be classified by the aviation supplier so as to provide a reasonable relationship
(that is, appropriate level of skill comparison) between the unlisted classifications and the classifications in the wage determination. The conformed class of employees must be paid the monetary wages and furnished the fringe benefits determined under this clause. (The information collection requirements contained in this paragraph b have been approved by the Office of Management and Budget under OMB control number 1215-
0150.)

2802
2803 2804 2805 2806 2807 2808 2809 2810 2811 2812 2813 2814 2815 2816 2817 2818

b)      The conforming procedure must be initiated by the aviation supplier before the performance of contract work by the unlisted class of employees. A written report of the proposed conforming action, including information regarding the agreement or disagreement of the authorized representative of the employees involved or, if there is no authorized representative, the employees themselves, must be submitted by the aviation supplier to the
Contracting Officer no later than 30 days after the unlisted class of employees performs any contract work. The Contracting Officer must review the proposed action and promptly submit a report of it, together with the agency’s recommendation and all pertinent information, including the position of the aviation supplier and the employees, to the Wage and Hour
Division, Employment Standards Administration, U.S. Department of Labor,
for review. Within 30 days of receipt, the Wage and Hour Division will approve, modify, or disapprove the action, render a final determination in the event of disagreement, or notify the Contracting Officer that additional time is necessary.

2819
2820 2821 2822 2823 2824

c)      The final determination of the conformance action by the Wage and Hour
Division will be transmitted to the Contracting Officer, who must promptly notify the aviation supplier of the action taken. The aviation supplier must give each affected employee a written copy of this determination, or it must be posted as a part of the wage determination.

2825
2826	d)
2827 2828 2829 2830 2831 2832 2833 2834 2835 2836 2837 2838 2839 2840

i.       The process of establishing wage and fringe benefit rates bearing a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from determination to determination, depending on the
circumstances. Standard wage and salary administration practices ranking various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon.
Guidance may also be obtained from the way various jobs are rated under federal pay systems (Federal Wage Board Pay System and the
General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of conformable wage rates is the concept that a pay relationship should be maintained between job classifications on the basis of the skill required and the duties performed.

2841

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2842
2843 2844 2845 2846 2847 2848 2849 2850 2851 2852 2853 2854 2855 2856

ii.      If a contract is modified or extended or an option is exercised, or if a contract succeeds a contract under which the classification in question was previously conformed pursuant to this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (that is, adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase change in the wages and fringe benefits specified for all classifications to be used on the contract that are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. If these conforming actions are accomplished before the performance of contract work by the unlisted class of employees, the aviation supplier must advise the Contracting Officer of the action taken, but the other procedures in b.2(c) above need not be followed.

2857
2858 2859 2860

iii.    No employee engaged in performing work on this contract may be paid less than the currently applicable minimum wage specified under section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

2861
2862 2863 2864 2865 2866 2867 2868

e)      The wage rate and fringe benefits finally determined pursuant to b.2 (a) and
(b) above must be paid to all employees performing in the classification from the first day on which contract work is performed by them in the classification. Failure to pay unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and
Hour Division retroactive to the date the class of employees began contract work is a violation of the Service Contract Act and this contract.

2869
2870 2871 2872 2873

f)      Upon discovery of failure to comply with b.2 (a) through (e) above, the
Wage and Hour Division will make a final determination of conformed classification, wage rate, and / or fringe benefits that will be retroactive to the date the class of employees commenced contract work.

2874
2875 2876 2877 2878 2879 2880

3)      If, as authorized pursuant to section 4(d) of the Service Contract Act, the term of this contract is more than one year, the minimum monetary wages and fringe benefits required to be paid or furnished to service employees will be subject to adjustment after one year and not less often than once every two years, pursuant to wage determinations to be issued by the Wage and Hour Division, Employment Standards
Administration of the Department of Labor.

2881
2882 2883 2884 2885 2886

c.      The aviation supplier or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined conformably to it by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential payments in cash in accordance with the applicable rules set forth in Subpart D of 29 CFR Part 4, and not otherwise.

2887
2888	d.
2889 2890 2891 2892 2893 2894 2895

1)      In the absence of a minimum-wage attachment for this contract, neither the aviation supplier nor any subcontractor under this contract may pay any person performing work under the contract (regardless of whether they are service employees) less than the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of
1938. Nothing in this provision relieves the aviation supplier or any subcontractor of any other obligation under law or contract for the payment of a higher wage to any employee.

2896

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2897
2898	2)
2899 2900 2901 2902 2903 2904 2905 2906 2907 2908 2909 2910 2911

a)      If this contract succeeds a contract subject to the Service Contract Act, under which substantially the same services were furnished in the same locality, and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of a minimum wage attachment for this contract setting forth collectively bargained wage rates and fringe benefits, neither the aviation supplier nor any subcontractor under this contract may pay any service employee performing any of the contract work (regardless of whether or not the employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in the agreement, to which the employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under the agreement.

2912
2913 2914 2915 2916 2917 2918 2919 2920 2921

b)      No aviation supplier or subcontractor under this contract may be relieved of the foregoing obligation unless the limitations of section 4.1(b) of 29 CFR
Part 4 apply or unless the Secretary of Labor or an authorized representative finds, after a hearing as provided in section 4.10 of 29 CFR
Part 4, that the wages and/or fringe benefits provided for in the agreement vary substantially from those prevailing for services of a similar character in the locality, or determines, as provided in section 4.11 of 29 CFR Part 4, that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations.

2922
2923 2924 2925 2926 2927 2928 2929 2930 2931 2932 2933 2934 2935 2936 2937

c)      If it is found in accordance with the review procedures in 29 CFR 4.10 and/or 4.11 and Parts 6 and 8 that wages and/or fringe benefits in a predecessor aviation supplier’s collective bargaining agreement vary substantially from those prevailing for services of a similar character in the locality, and/or that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits.
This determination will be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law
Judge, or the Board of Service Contract Appeals, as the case may be, irrespective of whether its issuance occurs before or after award (53 Comp.
Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, it will be effective as of the date of the final administrative decision.

2938
2939 2940 2941 2942 2943 2944 2945

e.      The aviation supplier and any subcontractor under this contract must notify each service employee starting work on the contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to the contract, or must post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH
1313) must be posted in a prominent and accessible place at the worksite. Failure to comply with this requirement is a violation of section 2(a) (4) of the Act and of this contract.
(Approved by the Office of Management and Budget under OMB control number 1215-0150.)

2946
2947 2948 2949 2950 2951 2952

f.       The aviation supplier or subcontractor may not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the aviation supplier or subcontractor that are unsanitary or hazardous or dangerous to the health or safety of service employees engaged to furnish these services, and the aviation supplier or subcontractor must comply with the safety and health standards applied under 29 CFR Part 1925.

2953

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2954	g.
2955 2956 2957 2958 2959 2960 2961

1)      The aviation supplier and each subcontractor performing work subject to the Act must maintain for 3 years from the completion of the work records containing the information specified in (a) through (f) following for each employee subject to the Service Contract Act and must make them available for inspection and transcription by authorized representatives of the Wage and Hour Division, Employment Standards
Administration of the U.S. Department of Labor (approved by the Office of
Management and Budget under OMB control numbers 1215-0017 and 1215-0150):

2962	a) Name, address, and social security number of each employee.
2963
2964 2965 2966

b)      The correct work classification, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of fringe benefit payments in lieu thereof, and total daily and weekly compensation of each employee.

2967
2968	c) The number of daily and weekly hours so worked by each employee.
2969
2970 2971	d) Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee.
2972
2973 2974 2975 2976 2977 2978

e)      A list of monetary wages and fringe benefits for those classes of service employees not included in the wage determination attached to this contract but for whom wage rates or fringe benefits have been determined by the interested parties or by the Administrator or authorized representative pursuant to paragraph b above. A copy of the report required by b.2 (b)
above is such a list.

2979
2980 2981	f) Any list of the predecessor aviation supplier’s employees furnished to the aviation supplier pursuant to section 4.6(1) (2) of 29 CFR Part 4.
2982
2983 2984	2) The aviation supplier must also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division.
2985
2986 2987 2988 2989 2990 2991

3)      Failure to make and maintain or to make available the records specified in this paragraph g for inspection and transcription is a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification of the aviation supplier, must take action to suspend any further payment or advance of funds until the violation ceases.

2992
2993 2994 2995	4) The aviation supplier must permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the worksite during normal working hours.
2996
2997 2998 2999 3000 3001 3002

h.      The aviation supplier must unconditionally pay to each employee subject to the Service
Contract Act all wages due free and clear and without subsequent deduction (except as otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account.
Payments must be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under the Act may not be of any duration longer than semimonthly.

3003
3004 3005 3006 3007 3008 3009 3010

i.       The Contracting Officer must withhold or cause to be withheld from the Postal Service aviation supplier under this or any other contract with the aviation supplier such sums as an appropriate official of the Department of Labor requests or the Contracting Officer decides may be necessary to pay underpaid employees employed by the aviation supplier or subcontractor. In the event of failure to pay employees subject to the Act wages or fringe benefits due under the Act, the Postal Service may, after authorization or by direction of the
Department of Labor and written notification to the aviation supplier, suspend any further

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3011 3012 3013 3014

payment or advance of funds until the violations cease. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In this event, the Postal Service may enter into other contracts or arrangements for completion of the work, charging the aviation supplier in default with any additional cost.

3015
3016 3017 3018

j.       The aviation supplier agrees to insert this clause in all subcontracts subject to the Act. The term “aviation supplier,” as used in this clause in any subcontract, is deemed to refer to the subcontractor, except in the term “aviation supplier.”

3019
3020 3021 3022 3023 3024 3025

k.      Service employee means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as those terms are defined in Part 541 of Title 29, Code of Federal Regulations, as of July 30,
1976, and any subsequent revision of those regulations. The term includes all such persons regardless of any contractual relationship that may be alleged to exist between an aviation supplier or subcontractor and them.

3026
3027	l.
3028 3029 3030 3031 3032 3033 3034 3035 3036 3037 3038 3039 3040

1)      If wages to be paid or fringe benefits to be furnished service employees employed by the aviation supplier or a subcontractor under the contract are provided for in a collective bargaining agreement that is or will be effective during any period in which the contract is being performed, the aviation supplier must report this fact to the
Contracting Officer, together with full information as to the application and accrual of these wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and furnish a copy of the agreement.
The report must be made upon starting performance of the contract, in the case of collective bargaining agreements effective at the time. In the case of agreements or provisions or amendments thereof effective at a later time during the period of contract performance, they must be reported promptly after their negotiation.
(Approved by the Office of Management and Budget under OMB control number
1215-0150.)

3041
3042 3043 3044 3045 3046 3047 3048 3049 3050 3051 3052 3053 3054

2)      Not less than 10 days before completion of any contract being performed at a Postal facility where service employees may be retained in the performance of a succeeding contract and subject to a wage determination containing vacation or other benefit provisions based upon length of service with a aviation supplier (predecessor) or successor (section 4.173 of Regulations, 29 CFR Part 4), the incumbent aviation supplier must furnish to the Contracting Officer a certified list of the names of all service employees on the aviation supplier’s or subcontractor’s payroll during the last month of contract performance. The list must also contain anniversary dates of employment on the contract, either with the current or predecessor aviation suppliers of each such service employee. The Contracting Officer must turn over this list to the successor aviation supplier at the commencement of the succeeding contract.
(Approved by the Office of Management and Budget under OMB control number
1215-0150.)

3055
3056 3057	m. Rulings and interpretations of the Service Contract Act of 1965, as amended, are contained in Regulations, 29 CFR Part 4.
3058
3059	n.
3060 3061 3062 3063

1)      By entering into this contract, the aviation supplier and its officials certify that neither they nor any person or firm with a substantial interest in the aviation supplier’s firm are ineligible to be awarded government contracts by virtue of the sanctions imposed pursuant to section 5 of the Act.

3064
3065 3066	2) No part of this contract may be subcontracted to any person or firm ineligible for award of a government contract pursuant to section 5 of the Act.
3067

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3068 3069	3) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.
3070
3071 3072 3073 3074 3075

o.      Notwithstanding any of the other provisions of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions, which the
Secretary of Labor, pursuant to section 4(b) of the Act before its amendment by Public Law
92-473, found to be necessary and proper in the public interest or to avoid serious impairment of the conduct of government business:

3076
3077 3078 3079 3080 3081 3082 3083 3084 3085

1)      Apprentices, student-learners, and workers whose earning capacity is impaired by age, or physical or mental deficiency or injury may be employed at wages lower than the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Service
Contract Act without diminishing any fringe benefits or cash payments in lieu thereof required under section 2(a)(2) of the Act, in accordance with the conditions and procedures prescribed for the employment of apprentices, student-learners, handicapped persons, and handicapped clients of sheltered workshops under section
14 of the Fair Labor Standards Act of 1938, in the regulations issued by the
Administrator (29 CFR Parts 520, 521, 524, and 525).

3086
3087 3088 3089 3090 3091 3092 3093 3094

2)      The Administrator will issue certificates under the Service Contract Act for the employment of apprentices, student-learners, handicapped persons, or handicapped clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two Acts, authorizing appropriate rates of minimum wages (but without changing requirements concerning fringe benefits or supplementary cash payments in lieu thereof), applying procedures prescribed by the applicable regulations issued under the Fair Labor Standards Act of
1938 (29 CFR Parts 520, 521, 524, and 525).

3095
3096 3097 3098	3) The Administrator will also withdraw, annul, or cancel such certificates in accordance with the regulations in Parts 525 and 528 of Title 29 of the Code of Federal Regulations.
3099
3100 3101 3102 3103 3104 3105 3106 3107 3108 3109 3110 3111 3112

p.      Apprentices will be permitted to work at less than the predetermined rate for the work they perform when they are employed and individually registered in a bona fide apprenticeship program registered with a State Apprenticeship Agency recognized by the U.S. Department of
Labor, or if no such recognized agency exists in a state, under a program registered with the
Bureau of Apprenticeship and Training, Employment and Training Administration, U.S.
Department of Labor. Any employee not registered as an apprentice in an approved program must be paid the wage rate and fringe benefits contained in the applicable wage determination for the journeyman classification of work actually performed. The wage rates paid apprentices may not be less than the wage rate for their level of progress set forth in the registered program, expressed as the appropriate percentage of the journeyman’s rate contained in the applicable wage determination. The allowable ratio of apprentices to journeymen employed on the contract work in any craft classification may not be greater than the ratio permitted to the aviation supplier for its entire workforce under the registered program.

3113
3114 3115 3116 3117 3118 3119

q.      An employee engaged in an occupation in which he or she customarily and regularly receives more than $30 a month tips may have the amount of tips credited by the employer against the minimum wage required by section 2(a) (1) or section 2(b) (1) of the Act in accordance with section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the
amount of this credit may not exceed $1.24 per hour beginning January 1, 1980, and $1.34 per hour after December 31, 1980. To utilize this proviso:

3120 3121	1) The employer must inform tipped employees about this tip credit allowance before the credit is utilized;
3122

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3123 3124 3125	2) The employees must be allowed to retain all tips (individually or through a pooling arrangement and regardless of whether the employer elects to take a credit for tips received);
3126
3127 3128 3129 3130

3)      The employer must be able to show by records that the employee receives at least the applicable Service Contract Act minimum wage through the combination of direct wages and tip credit (approved by the Office of Management and Budget under OMB control number 1214-0017); and

3131
3132 3133	4) The use of tip credit must have been permitted under any predecessor collective bargaining agreement applicable by virtue of section 4(c) of the Act.
3134
3135 3136 3137 3138 3139

r.       Disputes arising out of the labor standards provisions of this contract are not subject to the
Claims and Disputes clause but must be resolved in accordance with the procedures of the
Department of Labor set forth in 29 CFR Parts 4, 6, and 8. Disputes within the meaning of this clause include disputes between the aviation supplier (or any of its subcontractors) and the
Postal Service, the U.S. Department of Labor, or the employees or their representatives.

3140
3141
3142 3143	Clause 9-12: Fair Labor Standards Act and Service Contract Act - Price Adjustment (February 2010)
3144 3145	a. The aviation supplier warrants that the contract prices do not include allowance for any contingency to cover increased costs for which adjustment is provided under this clause.
3146
3147 3148 3149 3150 3151 3152 3153

b.      The minimum prevailing wage determination, including fringe benefits, issued under the
Service Contract Act of 1965 by the Department of Labor (DOL), current at least every two years after the original award date, current at the beginning of any option or renewal period, or in the case of a significant change in labor requirements, applies to this contract and any exercise of an option or renewal of this contract. When no such determination has been made as applied to this contract, the minimum wage established in accordance with the Fair Labor
Standards Act applies to any exercise of an option or renewal of this contract.

3154
3155 3156 3157 3158 3159 3160 3161 3162 3163 3164 3165 3166 3167

c.      When, as a result of the determination of minimum prevailing wages and fringe benefits applicable (1) every two years after original award date, (2) at the beginning of any option or renewal period, or (3) in the case of a significant change in labor requirements, an increased or decreased wage determination is applied to this contract, or when as a result of any amendment to the Fair Labor Standards Act enacted after award that affects minimum wage, and whenever such a determination becomes applicable to this contract under law, the aviation supplier increases or decreases wages or fringe benefits of employees working on the contract to comply, the aviation supplier and the Contracting Officer will negotiate whether and to what extent either party will absorb the costs of the wage change. Any resulting change in contract price is limited to increases or decreases in wages or fringe benefits, and the concomitant increases or decreases in Social Security, unemployment taxes, and workers’
compensation insurance, but may not otherwise include any amount for general and administrative costs, overhead, or profit.

3168
3169 3170 3171 3172 3173 3174 3175 3176 3177 3178

d.      The aviation supplier or Contracting Officer may request a contract price adjustment within 30 days of the effective date of a wage change. If a request for contract price adjustment has been made, and the parties have not reached an agreement within thirty days of that request, the Contracting Officer should issue a unilateral change order in the amount considered to be a fair and equitable adjustment. The aviation supplier may then either accept the amount, or the aviation supplier may file a claim under Clause B-9: Claims and Disputes unless the
Contracting Officer and aviation supplier extend this period in writing. Upon agreement of the parties, the contract price or unit price labor rates will be modified in writing. Pending agreement on or determination of any such adjustment and its effective date, the aviation supplier must continue performance.

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3179
3180 3181 3182

e.      The Contracting Officer or the Contracting Officer’s authorized representative must, for 3 years after final payment under the contract, be given access to and the right to examine any directly pertinent books, papers, and records of the aviation supplier.

3183
3184
3185 3186	Clause 9-13: Affirmative Action for Workers with Disabilities (March 2006) (Tailored)
3187 3188 3189 3190 3191 3192

a.      The contractor will not discriminate against any employee or applicant for employment because of physical or mental disability in regard to any position for which the employee or applicant for employment is qualified. The contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified individuals with disabilities without discrimination based on their physical or mental disability in all employment practices, including the following:

3193	1. Recruitment, advertising, and job application procedures;
3194
3195 3196	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring
3197
3198	3. Rates of pay or any other form of compensation and changes in compensation
3199
3200 3201	4. Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists
3202
3203	5. Leaves of absence, sick leave, or any other leave
3204 3205	6. Fringe benefits available by virtue of employment, whether or not administered by the contractor
3206
3207 3208 3209	7. Selection and financial support for training, including apprenticeship, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training
3210
3211	8. Activities sponsored by the contractor including social or recreational programs; and
3212
3213	9. Any other term, condition, or privilege of employment.
3214
3215 3216	b. The contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.
3217
3218 3219 3220

c.      In the event of the contractor’s noncompliance with the requirements, actions for noncompliance may be taken in accordance with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the act.

3221
3222 3223 3224 3225 3226 3227 3228 3229 3230

d.      The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
Federal Contract Compliance Programs, provided by or through the Contracting Officer. Such notices shall state the rights of applicants and employees as well as the contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants with disabilities. The contractor must ensure that applicants and employees with disabilities are informed of the contents of the notice (e.g., the contractor may have the notice read to a visually disabled individual, or may lower the posted notice so that it might be read by a person in a wheelchair).

3231
3232 3233 3234

e.      The contractor will notify each labor organization or representative of workers with which it has a collective bargaining agreement or other understanding that the contractor is bound by the terms of section 503 of the Rehabilitation Act of 1973, as amended, and is committed to take

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3235 3236	affirmative action to employ and advance in employment individuals with physical or mental disabilities.
3237
3238 3239 3240 3241 3242 3243 3244

f.       The contractor must include the provisions of this clause in every subcontract or purchase order in excess of $10,000, unless exempted by the rules, regulations, or orders of the
Secretary issued pursuant to section 503 of the Act, as amended, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as the Deputy Assistant Secretary for Federal
Contract Compliance Programs may direct to enforce such provisions, including action for noncompliance.

3245
3246
3247 3248 3249	Clause 9-14: Equal Opportunity for Disabled Veterans, Recently Separated Veterans, Other Protected Veterans, and Armed Forces Service Medal Veterans (February 2010) (Tailored)
3250 3251 3252 3253 3254 3255 3256 3257

a.      The contractor will not discriminate against any employee or applicant for employment because he or she is a disabled veteran, recently separated veteran, other protected veteran, or Armed Forces service medal veteran in regard to any position for which the employee or applicant for employment is qualified. The contractor agrees to take affirmative action to employ, advance in employment and otherwise treat qualified individuals without discrimination based on their status as a disabled veteran, recently separated veteran, other protected veteran, or Armed Forces service medal veteran in all employment practices, including the following:

3258
3259	1. Recruitment, advertising, and job application procedures;
3260
3261 3262	2. Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff and rehiring;
3263
3264	3. Rates of pay or any other form of compensation and changes in compensation;
3265
3266 3267	4. Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists;
3268
3269	5. Leaves of absence, sick leave, or any other leave;
3270
3271 3272	6. Fringe benefits available by virtue of employment, whether or not administered by the contractor;
3273
3274 3275 3276

7.      Selection and financial support for training, including apprenticeship, and on-the-job training under 38 U.S.C. 3687, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training;

3277
3278	8. Activities sponsored by the contractor including social or recreational programs; and
3279
3280	9. Any other term, condition, or privilege of employment.
3281
3282 3283 3284 3285 3286 3287 3288 3289 3290

b.      The contractor agrees to immediately list all employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of the contractor other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, with the appropriate employment service delivery system where the opening occurs. Listing employment openings with the state workforce agency job bank or with the local employment service delivery system where the opening occurs will satisfy the requirement to list jobs with the appropriate employment service delivery system.

3291

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3292
3293 3294 3295 3296 3297 3298 3299 3300

c.      Listing of employment openings with the appropriate employment service delivery system pursuant to this clause shall be made at least concurrently with the use of any other recruitment source or effort and shall involve the normal obligations which attach to the placing of a bona fide job order, including the acceptance of referrals of veterans and nonveterans. The listing of employment openings does not require the hiring of any particular job applicants or from any particular group of job applicants, and nothing herein is intended to relieve the contractor from any requirements in Executive orders or regulations regarding nondiscrimination in employment.

3301
3302 3303 3304 3305 3306 3307 3308

d.      Whenever a contractor, other than a state or local governmental contractor, becomes contractually bound to the listing provisions in paragraphs 2 and 3 of this clause, it shall advise the state workforce agency in each state where it has establishments of the name and location of each hiring location in the state. As long as the contractor is contractually bound to these provisions and has so advised the state agency, there is no need to advise the state agency of subsequent contracts. The contractor may advise the state agency when it is no longer bound by this contract clause.

3309
3310 3311 3312 3313 3314

e.      The provisions of paragraphs 2 and 3 of this clause do not apply to the listing of employment openings which occur and are filled outside of the 50 states, the District of Columbia, the
Commonwealth of Puerto Rico, Guam, the Virgin Islands, American Samoa, the
Commonwealth of the Northern Mariana Islands, Wake Island, and the Trust Territories of the
Pacific Islands.

3315
3316	f. As used in this clause:
3317
3318 3319 3320 3321 3322

1.      All employment openings includes all positions except executive and senior management, those positions that will be filled from within the contractor’s organization, and positions lasting three days or less. This term includes full-time employment, temporary employment of more than three days’ duration, and part-time employment.

3323
3324 3325 3326 3327 3328 3329 3330 3331 3332 3333 3334 3335 3336

2.      Executive and senior management means: (1) Any employee (a) compensated on a salary basis at a rate of not less than $455 per week (or $380 per week, if employed in American Samoa by employers other than the Federal Government), exclusive of board, lodging or other facilities; (b) whose primary duty is management of the enterprise in which the employee is employed or of a customarily recognized department or subdivision thereof; (c) who customarily and regularly directs the work of two or more other employees; and (d) who has the authority to hire or fire other employees or whose suggestions and recommendations as to the hiring, firing, advancement, promotion or any other change of status of other employees are given particular weight; or (2) any employee who owns at least a bona fide 20-percent equity interest in the enterprise in which the employee is employed, regardless of whether the business is a corporate or other type of organization, and who is actively engaged in its management.

3337
3338 3339 3340 3341 3342 3343

3.      Positions that will be filled from within the contractor’s organization means employment openings for which no consideration will be given to persons outside the contractor’s organization (including any affiliates, subsidiaries, and parent companies)
and includes any openings which the contractor proposes to fill from regularly established “recall” lists. The exception does not apply to a particular opening once an employer decides to consider applicants outside of his or her own organization.

3344
3345 3346	g. The contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.
3347

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3348 3349 3350

h.      In the event of the contractor’s noncompliance with the requirements of this clause, actions for noncompliance may be taken in accordance with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Act.

3351
3352 3353 3354 3355 3356 3357 3358 3359 3360 3361

i.       The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices in a form to be prescribed by the Deputy Assistant Secretary for
Federal Contract Compliance, provided by or through the Contracting Officer. Such notices shall state the rights of applicants and employees as well as the contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified employees and applicants who are disabled veterans, recently separated veterans, other protected veterans, or Armed Forces service medal veterans. The contractor must ensure that applicants or employees who are disabled veterans are informed of the contents of the notice
(e.g., the contractor may have the notice read to a visually disabled individual, or may lower the posted notice so that it might be read by a person in a wheelchair).

3362
3363 3364 3365 3366 3367 3368

j.       The contractor will notify each labor organization or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the contractor is bound by the terms of the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
amended, and is committed to take affirmative action to employ and advance in employment qualified disabled veterans, recently separated veterans, other protected veterans, and Armed
Forces service medal veterans.

3369
3370 3371 3372 3373 3374 3375 3376

k.      The contractor will include the provisions of this clause in every subcontract or purchase order of $100,000 or more, unless exempted by the rules, regulations, or orders of the Secretary issued pursuant to the Vietnam Era Veterans’ Readjustment Assistance Act of 1974, as
amended, so that such provisions will be binding upon each subcontractor or vendor. The contractor will take such action with respect to any subcontract or purchase order as the
Deputy Assistant Secretary for Federal Contract Compliance may direct to enforce such provisions, including action for noncompliance.

3377
3378
3379	Contract Term
3380 3381 3382	The contract base period of performance will be October 1, 2013, through September 30, 2020, with two, five year renewal periods to be exercised by mutual agreement of the parties. The Night Network will begin operation on September 30, 2013; the Day Network will begin operation on October 1, 2013.
3383
3384
3385	Renewal Process
3386	[*]
3387
3388
3389
3390
3391	Amendments or Modifications
3392 3393 3394	In order to be binding upon the Postal Service or the aviation supplier, any amendment or modification of this Contract must be in writing signed by the Contracting Officer on behalf of the Postal Service and an officer of the aviation supplier authorized to bind the company.
3395
3396
3397	Assignment
3398 3399 3400 3401	Neither Party shall, directly or indirectly (whether by succession, merger, or otherwise) assign, delegate, novate, or otherwise transfer this Contract or any of its rights or obligations hereunder, without the prior written approval of the other. However, the aviation supplier may assign this contract to any of its internal business affiliates upon written notice to the Postal Service.
3402

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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Contract ACN-13-FX

Part 3: Contract Clauses

Mod 19

3403
3404	Bankruptcy
3405 3406 3407 3408 3409 3410 3411	In the event the aviation supplier enters into proceedings relating to bankruptcy, whether voluntary or involuntary, the aviation supplier will furnish, by certified mail, written notification of the bankruptcy to the Contracting Officer responsible for administering the contract. The notification must be furnished within five days of the initiation of the bankruptcy proceedings. The notification must include the date on which the bankruptcy petition was filed, the court in which the petition was filed, and a list of Postal
Service contracts and Contracting Officers for all Postal Service contracts for which final payment has not yet been made. This obligation remains in effect until final payment under this contract.
3412
3413
3414	Confidentiality
3415 3416 3417 3418

a.      During the term of this contract and until the earlier of five (5) years after such termination or until such time as the information is no longer confidential as described below, each party shall treat as confidential and appropriately safeguard and shall not use for the benefit of any person or corporation other than the other party:

3419
3420 3421	1. Written information identified in writing as confidential or oral information promptly confirmed in writing as being confidential;
3422
3423 3424 3425 3426

2.      Written information or oral information disclosed by the parties during the negotiation of this contract and written information or oral information promptly confirmed in writing as confidential pertaining to a party’s pricing, business or assets which is received at any time from a party that is identified in writing; or

3427
3428 3429 3430

3.      Any information or knowledge concerning the methods of operation, promotion, sale, or distribution used by a party which may be communicated to the other party or which a party may otherwise acquire by virtue of its performance of this Agreement.

3431
3432 3433	b. Notwithstanding the provisions of subparagraphs 1 through 3, above, neither party shall be required to obtain prior written approval before providing information regarding this contract:
3434
3435 3436	1. To Members of Congress serving on a committee or subcommittee with oversight responsibility of the Postal Service;
3437
3438	2. In response to legal process or otherwise required by law;
3439
3440 3441	3. In response to a request from the Department of Justice Antitrust Division attorneys or economists in pursuit of a non-public investigation; or
3442
3443 3444 3445	4. In response to requests submitted to the Postal Service under the Freedom of Information Act. In this regard, the Postal Service shall follow the procedures promulgated at 39 CFR Section 265.8.
3446
3447	c. Information shall not be considered confidential if it is:
3448	1. Generally known to the trade or public;
3449	2. Rightfully possessed by a party prior to the effective date of this contract;
3450	3. Received by a party from a third party which rightfully possesses it;
3451	4. Independently developed by the other party; or
3452 3453	5. Releasable pursuant to Postal Service regulations addressing how information is maintained by the Postal Service.
3454
3455

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3456	Entire Agreement
3457 3458 3459	This Contract, together with all Attachments, constitutes the entire agreement and understanding between the Parties in connection with the subject matter described, and supersedes and cancels all previous negotiations, commitments, and writings related to the subject matter.
3460
3461
3462	Force Majeure
3463 3464 3465 3466	Both the Postal Service and the aviation supplier shall be excused from their obligations for volume guarantees or service performance, respectively, under this Contract, and neither Party shall be liable to the other or any other person or entity for loss, damage, delay, mis-delivery or non-delivery of shipments transported pursuant to this Contract, resulting in whole or in part from any of the following:
3467
3468 3469 3470 3471

a.      When there occurs a State or Federal government-declared State of Emergency and / or instructions by a government agency that has actual or apparent powers or authority
(including, but not limited to, the Federal Aviation Administration (FAA) or the Transportation
Security Administration (TSA)) to order airport closures or limitations on airport activity;

3472
3473 3474 3475 3476 3477 3478

b.      When the failure to meet contractual obligations results in whole or in part from public enemies, terrorist acts, criminal acts of any person or entity, public authorities acting with actual or apparent authority (including U.S. Postal Inspectors), civil commotion, hazards incident to a state of war, national disruptions in transportation networks or operations (of any mode) of the aviation supplier, Postal Service, or any other entity, strikes, natural disasters, or disruption or failure of third-party communication and information systems; or

3479
3480	c. When there exist any conditions that present a danger to each Party’s personnel.
3481
3482 3483 3484 3485

d.      In every case the failure to perform must be beyond the control and without the fault or negligence of the party claiming that its performance is excused. Each Party is required to continue and attempt to recommence performance to the greatest extent possible without delay.

3486
3487 3488 3489 3490 3491 3492 3493 3494 3495 3496 3497 3498 3499	It is the responsibility of the Party asserting the Force Majeure event to formally declare that a Force
Majeure event has taken place within twenty-four (24) hours of the event, except when the event occurs on a Friday, Saturday or Sunday. Declaration of a Force Majeure event that occurs on a Friday,
Saturday, or Sunday must be made by the close of business on the following Monday, except when the Monday falls on a holiday, then it must be declared by the close of business on the following
Tuesday. The party declaring the Force Majeure event must document the circumstances of the event in writing to the Contracting Officer’s Representative, who will review the information with the
Manager, Air Transportation Operations, and relevant aviation supplier officials. In the absence of a formal request for relief under this clause, all appropriate volume guarantees and performance standards will remain in force. Except for the calculation of the service levels, nothing in this section shall relieve or excuse the aviation supplier of its service obligations. Subsequent to a Force Majeure event being declared, the declaring party must provide reasonable, written documentation with sufficient detail to support the declaration.
3500
3501 3502 3503	If, as a result of the occurrence of one of the foregoing events, the aviation supplier is excused from performance, and the Postal Service is excused from meeting its minimum volume commitment for the identified period, the Parties will meet to agree upon the pro-rata adjustments to be made.
3504
3505 3506 3507	On days where mail volume is withdrawn, withheld, or not transported under this provision, the minimum volume commitment for the identified period will be reduced for that period by the amount of that volume.
3508
3509

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Contract ACN-13-FX

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3510	Frequency Adjustment
3511 3512 3513 3514 3515 3516	If, during the term of this contract, the Postal Service decides to reduce, in whole or in part, the number of delivery days, for any mail type it provides, to fewer than six (6) per week, the Postal
Service reserves the right to effectuate a change in delivery days by adjusting the Statement of Work of this contract, including, but not limited to, the annual number of operating days or the frequency of service hereunder. The parties agree that such an adjustment does not constitute a partial termination of the contract, nor will it give rise to an equitable adjustment.
3517
3518 3519 3520 3521 3522 3523 3524	If the number of delivery days is reduced, in whole or in part, to five (5) and the Postal Service decides to reduce the number of operating days under this contract, in whole or in part, to five (5), the parties agree to reduce the Contract Volume Minimum calculation. The Contract Volume Minimum calculation will be reduced by the average daily volume for the previous twelve (12) months excluding the weeks of Peak associated with the removed day of service without adjustment to the tier structure, the contract rate, or be subject to any other price-related adjustment. The monies associated with the volume removed from the calculation will be eliminated.
3525
3526 3527 3528	If the number of delivery days is reduced to fewer than five (5), and the Postal Service decides to reduce the number of operating days under this contract, in whole or in part, to fewer than five (5), the parties will negotiate an equitable adjustment if necessary.
3529
3530 3531 3532	No later than 120 days prior to the effective date of such reduction in delivery days, the parties shall commence discussions as to how to implement the change. Within 90 days of such notice, the supplier must implement the changes outlined above.
3533
3534
3535	Notices
3536 3537 3538 3539 3540 3541 3542 3543	Any notice, report, demand, acknowledgement or other communication which under the terms of this
Contract or otherwise must be given or made by either Party, unless specifically otherwise provided in this Contract, shall be in the English language and in writing, and shall be given or made by express delivery service with proof of delivery, certified air mail (return receipt requested). The parties may also send a copy of the same communication through electronic mail, facsimile with acknowledgement of receipt/proof of receipt, or personal delivery. If a party sends a copy of the official correspondence by electronic mail or facsimile, the correspondence shall not be deemed received until the receiving party confirms receipt.
3544
3545 3546 3547 3548	Such notice, report, demand, acknowledgement or other communication shall be deemed to have been given or made in the case of express delivery service with tracking and tracing capability on the date of signature of the proof of delivery, and in the case of certified mail on the fifth business day in the place of receipt after the date sent.
3549
3550	The notice address for the Postal Service shall be:
3551	U.S. Postal Service
3552	Air Transportation CMC
3553	Attention: Manager
3554	475 L’Enfant Plaza SW, Room 1P 650
3555	Washington, DC 20260-0650
3556
3557	The notice address for the aviation supplier shall be:
3558	Federal Express Corporation
3559	Attention: Vice President, Postal Transportation Management
3560	3610 Hacks Cross Road
3561	Building A 1st Floor
3562	Memphis, TN 38125-8800
3563
3564

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Contract ACN-13-FX

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Mod 19

3565	Severability
3566 3567 3568 3569 3570 3571

a.      If any term, provision, covenant or condition of this Contract is held by a court or Board of competent jurisdiction or by a request, direction or indication of an agency or department of a
Governmental Body having subject matter jurisdiction to be invalid or unenforceable, the remainder of the provisions shall continue in full force and effect unless the rights and obligations of the parties have been materially altered or abridged by such invalidation or unenforceability.

3572
3573 3574 3575 3576 3577 3578

b.      If a material provision of this Contract is materially altered or abridged as the result of a final and binding order of a Governmental Body having subject matter jurisdiction, then the Postal
Service and the aviation supplier will meet to negotiate in good faith to reach a mutually satisfactory modification to this Contract. If the Parties are unable to reach a mutually satisfactory resolution, then either Party may declare the negotiations to be at an impasse and the parties shall resolve the dispute in accordance with the provisions of this contract.

3579
3580 3581	c. Notwithstanding the foregoing, the Parties agree to make their best efforts to oppose any changes requested by a Governmental Body to any material provision of this Contract.
3582
3583
3584	Third Party Governmental Delays
3585 3586 3587 3588 3589 3590	If, during the term of this contract, a governmental entity with subject matter jurisdiction enacts laws, promulgates regulations, or issues orders mandating that the aviation supplier screen mail dispatched for transportation by aircraft within the United States for bombs, explosives, or other hazardous materials, and aviation supplier does not have a method for otherwise complying at no additional cost to the Postal Service, either party may, at no cost to the other party, suspend performance under the contract during the period in which such screening is actually required to be accomplished.
3591
3592 3593 3594 3595	Within fourteen (14) days of the enactment of any law, promulgation of any regulation, or issuance of any order referenced above, the parties shall commence negotiations in an attempt to modify this contract to address any adverse impacts and / or other concerns asserted by one or both parties that may arise as a result of additional screening requirements.
3596
3597 3598 3599	If the parties cannot agree upon such a modification within 180 days, or within such longer period as the parties may mutually agree, the contract and all orders hereunder may be terminated at no cost to either party.
3600
3601
3602	Waiver of Breach
3603 3604	No waiver of breach of any of the provisions of this Contract shall be construed to be a waiver of any succeeding breach of the same or any other provision.

Air Cargo Network

Contract ACN-13-FX

Part 4: List of Attachments

Mod 19

Part 4 - List of Attachments and Forms

Attachments:

Attachment 1	Postal Service Operating Periods, dated June 27, 2014

Attachment 2	Air Stops & Projected Volumes, dated January 8, 2013

Attachment 3	Operating Plan, Day Network, dated June 27, 2014[1]

Attachment 4	Operating Plan, Night Network, dated June 27, 2014[1]

Attachment 5	Reserved

Attachment 6	Postal Furnished Property, April 16, 2013

Attachment 7	Electronic Data Interchange Service Requirements, dated September 1, 2012

Attachment 8	Investigative / Security Protocol and Guidelines, dated July 2012

Attachment 9	Wage Determination, dated October 31, 2012

Attachment 10	Pricing, dated June 27, 2014[1]

Attachment 11	Perishable Mail and Lives, April 22, 2013

Attachment 12	Reserved

Attachment 13	Service Contract Act Wage Determinations, dated April 17, 2013[1]

Attachment 14	Contract Density, dated June 27, 2014[1]

Attachment 15	Average Weight Process, dated June 27, 2014[1]

Attachment 16	Re-labeling Process, dated June 27, 2014[1]

Attachment 17	Handling Unit Types, dated June 27, 2014[1]

Forms:

DOT Form F 5800.1	Hazardous Materials Incident Report

I-9 Form	Employment Eligibility Verification

PS Form 2025	Contract Personnel Questionnaire

PS Form 8203	Order / Solicitation / Offer / Award

US Treasury Form 941	Quarterly Federal Tax Return

[1]	Included herein

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Exercised Option 1 and 2

Attachment 3

Operating Plan, Day Network

June 27, 2014

Tuesday through Sunday

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]
8	BOISE ID AMF	BOI	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]
17	DENVER CO	DEN	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]
20	DULLES VA	IAD	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]
22	FARGO ND	GFK	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]
26	HONOLULU HI	HNL	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]
35	LOS ANGELES CA	LAX	[*]	[*]
36	LOUISVILLE KY	SDF	[*]	[*]
37	LUBBOCK TX	LBB	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Originating Operation
	Air Cargo Network Origin City	Service Point	ALL Mail Due Aviation Supplier Tuesday through Saturday	ALL Mail Due Aviation Supplier Sunday
38	MEMPHIS TN	MEM	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]
42	MOBILE AL	MOB	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]
48	NY METRO	JFK	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]
60	RENO NV	RNO	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]
62	ROCHESTER NY	ROC	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]
64	SALT LAKE CITY UT	SLC	[*]	[*]
65	SAN ANTONIO TX	SAT	[*]	[*]
66	SAN DIEGO CA	SAN	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]
68	SAN JUAN PR	SJU	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]
75	SPRINGFIELD IL	SPI	[*]	[*]
76	ST. LOUIS MO	STL	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]
78	TUCSON AZ	TUS	[*]	[*]
79	TULSA OK	TUL	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Exercised Option 1 and 2

Attachment 3

Operating Plan, Day Network

June 27, 2014

Tuesday through Sunday

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
1	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
2	ANCHORAGE AK	ANC	[*]	[*]	[*]
3	ATLANTA GA	ATL	[*]	[*]	[*]
4	AUSTIN TX	AUS	[*]	[*]	[*]
5	BALTIMORE MD	BWI	[*]	[*]	[*]
6	BILLINGS MT	BIL	[*]	[*]	[*]
7	BIRMINGHAM AL	BHM	[*]	[*]	[*]
8	BOISE ID	BOI	[*]	[*]	[*]
9	BOSTON MA	BOS	[*]	[*]	[*]
10	CHARLESTON WV	CRW	[*]	[*]	[*]
11	CHARLOTTE NC	CLT	[*]	[*]	[*]
12	CHICAGO IL	ORD	[*]	[*]	[*]
13	CINCINNATI OH	CVG	[*]	[*]	[*]
14	CLEVELAND OH	CLE	[*]	[*]	[*]
15	COLUMBUS OH	CMH	[*]	[*]	[*]
16	DALLAS TX	DFW	[*]	[*]	[*]
17	DENVER CO	DEN	[*]	[*]	[*]
18	DES MOINES IA	DSM	[*]	[*]	[*]
19	DETROIT MI	DTW	[*]	[*]	[*]
20	DULLES VA	IAD	[*]	[*]	[*]
21	EL PASO TX	ELP	[*]	[*]	[*]
22	FARGO ND P&DC	GFK	[*]	[*]	[*]
23	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
24	GREAT FALLS MT	GTF	[*]	[*]	[*]
25	GREENSBORO NC	GSO	[*]	[*]	[*]
26	HONOLULU HI	*HNL	[*]	[*]	[*]
27	HOUSTON TX	IAH	[*]	[*]	[*]
28	INDIANAPOLIS IN	IND	[*]	[*]	[*]
29	JACKSON MS	JAN	[*]	[*]	[*]
30	JACKSONVILLE FL	JAX	[*]	[*]	[*]
31	KANSAS CITY MO	MCI	[*]	[*]	[*]
32	KNOXVILLE TN	TYS	[*]	[*]	[*]
33	LAS VEGAS NV	LAS	[*]	[*]	[*]
34	LITTLE ROCK AR	LIT	[*]	[*]	[*]
35	LOS ANGELES CA	LAX	[*]	[*]	[*]
36	LOUISVILLE KY	SDF	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
37	LUBBOCK TX	LBB	[*]	[*]	[*]
38	MEMPHIS TN	MEM	[*]	[*]	[*]
39	MIAMI FL	MIA	[*]	[*]	[*]
40	MILWAUKEE WI	MKE	[*]	[*]	[*]
41	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
42	MOBILE AL	BFM	[*]	[*]	[*]
43	NASHUA NH	MHT	[*]	[*]	[*]
44	NASHVILLE TN	BNA	[*]	[*]	[*]
45	NEW ORLEANS LA	MSY	[*]	[*]	[*]
46	NEWARK NJ	EWR	[*]	[*]	[*]
47	NORFOLK VA	ORF	[*]	[*]	[*]
48	NY METRO	JFK	[*]	[*]	[*]
49	OAKLAND CA	OAK	[*]	[*]	[*]
50	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
51	OMAHA NE	OMA	[*]	[*]	[*]
52	ONTARIO CA	ONT	[*]	[*]	[*]
53	ORLANDO FL	MCO	[*]	[*]	[*]
54	PHILADELPHIA PA	PHL	[*]	[*]	[*]
55	PHOENIX AZ	PHX	[*]	[*]	[*]
56	PITTSBURGH PA	PIT	[*]	[*]	[*]
57	PORTLAND OR	PDX	[*]	[*]	[*]
58	QUAD CITIES IL	MLI	[*]	[*]	[*]
59	RALEIGH NC	RDU	[*]	[*]	[*]
60	RENO NV	RNO	[*]	[*]	[*]
61	RICHMOND VA	RIC	[*]	[*]	[*]
62	ROCHESTER	ROC	[*]	[*]	[*]
63	SACRAMENTO CA	SMF	[*]	[*]	[*]
64	SALT LAKE CITY	SLC	[*]	[*]	[*]
65	SAN ANTONIO	SAT	[*]	[*]	[*]
66	SAN DIEGO	SAN	[*]	[*]	[*]
67	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
68	SAN JUAN PR**	* SJU	[*]	[*]	[*]
69	SEATTLE WA	SEA	[*]	[*]	[*]
70	SHREVEPORT LA	SHV	[*]	[*]	[*]
71	SIOUX FALLS SD	FSD	[*]	[*]	[*]
72	SPOKANE WA	GEG	[*]	[*]	[*]
73	SPRINGFIELD MA	BDL	[*]	[*]	[*]
74	SPRINGFIELD MO	SGF	[*]	[*]	[*]
75	SPRINGFIELD IL	SPI	[*]	[*]	[*]
76	ST. LOUIS MO	STL	[*]	[*]	[*]
77	TAMPA FL	TPA	[*]	[*]	[*]
78	TUCSON AZ	*TUS	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Destinating Operation
	Air Cargo Network Destination City	Service Point	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday	Required Delivery Time to Postal Service Sunday
79	TULSA OK	TUL	[*]	[*]	[*]
80	WICHITA KS	ICT	[*]	[*]	[*]

*	All mail is delivered on Sunday at 07:00. The offshore locations have additional time.
[*]
**	75% of the volume capture will be delivered on Day Zero with the balance delivered on Day +1
[*]
[*]
[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

Exercised Option 1 and 2

Attachment 3

Operating Plan, Day Network

June 27, 2014

Tender and Delivery Process Codes

A	Postal Service Builds ULDs	F	Aviation Supplier Unloads ULD into MTE
B	Postal Service Transports ULDs to Ramp	G	Aviation Supplier Builds ULDs
C	Postal Service Tenders in MTE	H	Aviation Supplier Delivers ULDs to Ramp
D	Postal Service Picks Up MTE	I	Aviation Supplier Picks Up ULDs from Plant
E	Postal Service Deck loads	J	Aviation Supplier Delivers ULDs to Plant
K	Aviation Supplier Deck Loads

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBUQUERQUE NM	ABQ	A, B	H
2	ANCHORAGE AK	ANC	A, B	H
3	ATLANTA GA	ATL	A, B	H
4	AUSTIN TX	AUS	A, B	H
5	BALTIMORE MD	BWI	A, B	H
6	BILLINGS MT	BIL	A, B	H
7	BIRMINGHAM AL	BHM	E	K
8	BOISE ID	BOI	A, B	H
9	BOSTON MA	BOS	A, B	H
10	CHARLESTON WV	CRW	A, B	H
11	CHARLOTTE NC	CLT	A, B	H
12	CHICAGO IL	ORD	A, B	H
13	CINCINNATI OH	CVG	A, B	H
14	CLEVELAND OH	CLE	A, B	H
15	COLUMBUS OH	CMH	A, B	H
16	DALLAS TX	DFW	A, B	H
17	DENVER CO	DEN	A, B	H
18	DES MOINES IA	DSM	A, B	H
19	DETROIT MI	DTW	A, B	H
20	DULLES VA	IAD	A, B	H
21	EL PASO TX	ELP	A, B	H
22	FARGO ND	GFK	A, B	H
23	GRAND RAPIDS MI	GRR	A, B	H
24	GREAT FALLS MT	GTF	A, B	Origin Only
25	GREENSBORO NC	GSO	A, B	H
26	HONOLULU HI	HNL	A, B	H
27	HOUSTON TX	IAH	A, B	H
28	INDIANAPOLIS IN	IND	A, B	H
29	JACKSON MS	JAN	E	K
30	JACKSONVILLE FL	JAX	A, B	H
31	KANSAS CITY MO	MCI	A, B	H
32	KNOXVILLE TN	TYS	A, B	H
33	LAS VEGAS NV	LAS	A, B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 3: Operating Plan, Day Network

Modification 19

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
34	LITTLE ROCK AR	LIT	E	K
35	LOS ANGELES CA	LAX	A, B	H
36	LOUISVILLE KY	SDF	A, B	H
37	LUBBOCK TX	LBB	A, B	H
38	MEMPHIS TN	MEM	E	K
39	MIAMI FL	MIA	A, B	H
40	MILWAUKEE WI	MKE	A, B	H
41	MINNEAPOLIS MN	MSP	A, B	H
42	MOBILE AL	MOB	A, B	H
43	NASHUA NH	MHT	A, I	J
44	NASHVILLE TN	BNA	E	K
45	NEW ORLEANS LA	MSY	A, B	H
46	NEWARK NJ	EWR	A, B	H
47	NORFOLK VA	ORF	A, B	H
48	NY METRO	JFK	A, I	J
49	OAKLAND CA	OAK	A, B	H
50	OKLAHOMA CITY OK	OKC	A, B	H
51	OMAHA NE	OMA	A, B	H
52	ONTARIO CA	ONT	A, B	H
53	ORLANDO FL	MCO	A, B	H
54	PHILADELPHIA PA	PHL	A, B	H
55	PHOENIX AZ	PHX	A, B	H
56	PITTSBURGH PA	PIT	A, B	H
57	PORTLAND OR	PDX	A, B	H
58	QUAD CITIES IL	MLI	E	Origin Only
59	RALEIGH NC	RDU	A, B	H
60	RENO NV	RNO	A, B	H
61	RICHMOND VA	RIC	A, B	H
62	ROCHESTER NY	ROC	A, I	J
63	SACRAMENTO CA	SMF	A, B	H
64	SALT LAKE CITY	SLC	A, B	H
65	SAN ANTONIO TX	SAT	A, B	H
66	SAN DIEGO CA	SAN	A, B	H
67	SAN FRANCISCO CA	SFO	A, B	H
68	SAN JUAN PR	SJU	A, B	H
69	SEATTLE WA	SEA	A, B	H
70	SHREVEPORT LA	SHV	A, B	H
71	SIOUX FALLS SD	FSD	A, B	H
72	SPOKANE WA	GEG	A, B	H
73	SPRINGFIELD MA	BDL	A, B	H
74	SPRINGFIELD MO	SGF	E	Origin Only
75	SPRINGFIELD IL	SPI	E	Origin Only
76	ST. LOUIS MO	STL	E	K
77	TAMPA FL	TPA	A, B	H
78	TUCSON AZ	TUS	A, B	H
79	TULSA OK	TUL	A, B	H
80	WICHITA KS	ICT	A, B	H

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

Exercised Option 1 and 2

Attachment 4

Operating Plan, Night Network

June 27, 2014

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
1	ALBANY NY	ALB	[*]	[*]	[*]
2	ALBUQUERQUE NM	ABQ	[*]	[*]	[*]
3	ALLENTOWN PA	ABE	[*]	[*]	[*]
4	ANCHORAGE AK	ANC	[*]	[*]	[*]
5	AMARILLO TX	AMA	[*]	[*]	[*]
6	APPLETON WI	ATW	[*]	[*]	[*]
7	ATLANTA GA	ATL	[*]	[*]	[*]
8	AUSTIN TX	AUS	[*]	[*]	[*]
9	BALTIMORE MD	BWI	[*]	[*]	[*]
10	BANGOR ME	BGR	[*]	[*]	[*]
11	BATON ROUGE LA	LFT/MSY	[*]	[*]	[*]
12	BEND OR	RDM	[*]	[*]	[*]
13	BILLINGS MT	BIL	[*]	[*]	[*]
14	BIRMINGHAM AL	BHM	[*]	[*]	[*]
15	BISMARK ND	BIS	[*]	[*]	[*]
16	BOISE ID	BOI	[*]	[*]	[*]
17	BOSTON MA	BOS	[*]	[*]	[*]
18	BOZEMAN MT	BZN	[*]	[*]	[*]
19	BRISTOL TN / VA	TRI	[*]	[*]	[*]
20	BUFFALO NY	BUF	[*]	[*]	[*]
21	BURBANK CA	BUR	[*]	[*]	[*]
22	BURLINGTON VT	BTV	[*]	[*]	[*]
23	BUTTE MT	BTM	[*]	[*]	[*]
24	CASPER WY	CPR	[*]	[*]	[*]
25	CEDAR RAPIDS IA	CID	[*]	[*]	[*]
26	CHARLESTON WV	HTS	[*]	[*]	[*]
27	CHARLOTTE NC	CLT	[*]	[*]	[*]
28	CHATTANOOGA TN	CHA	[*]	[*]	[*]
29	CHEYENNE WY	CYS	[*]	[*]	[*]
30	CHICAGO IL (O’Hare)	ORD	[*]	[*]	[*]
31	CINCINNATI OH	CVG	[*]	[*]	[*]
32	CLEVELAND OH	CLE	[*]	[*]	[*]
33	COLORADO SPRINGS CO	COS	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
34	COLUMBIA SC	CAE	[*]	[*]	[*]
35	COLUMBUS OH	CMH	[*]	[*]	[*]
36	DALLAS TX	DFW	[*]	[*]	[*]
37	DAYTON OH	DAY	[*]	[*]	[*]
38	DENVER CO	DEN	[*]	[*]	[*]
39	DES MOINES IA	DSM	[*]	[*]	[*]
40	DETROIT MI	DTW	[*]	[*]	[*]
41	DULLES VA	IAD	[*]	[*]	[*]
42	DULUTH MN	DLH	[*]	[*]	[*]
43	DURANGO CO	DRO	[*]	[*]	[*]
44	EL PASO TX	ELP	[*]	[*]	[*]
45	ELMIRA NY	ELM	[*]	[*]	[*]
46	EUGENE OR	EUG	[*]	[*]	[*]
47	FAIRBANKS AK	FAI	[*]	[*]	[*]
48	FLINT MI	FNT	[*]	[*]	[*]
49	FORT MYERS FL	RSW	[*]	[*]	[*]
50	FORT WAYNE IN	FWA	[*]	[*]	[*]
51	FRESNO CA	FAT	[*]	[*]	[*]
52	FT LAUDERDALE FL	FLL	[*]	[*]	[*]
53	GRAND FORKS ND	GFK	[*]	[*]	[*]
54	GRAND JUNCTION CO	GJT	[*]	[*]	[*]
55	GRAND RAPIDS MI	GRR	[*]	[*]	[*]
56	GREAT FALLS MT	GTF	[*]	[*]	[*]
57	GREENSBORO NC	GSO	[*]	[*]	[*]
58	GREENVILLE SC	GSP	[*]	[*]	[*]
59	HARRISBURG PA	MDT	[*]	[*]	[*]
60	HARTFORD CT	BDL	[*]	[*]	[*]
61	HELENA MT	HLN	[*]	[*]	[*]
62	HONOLULU HI	HNL	[*]	[*]	[*]
63	HOUSTON TX	IAH	[*]	[*]	[*]
64	HUNTSVILLE AL	HSV	[*]	[*]	[*]
65	INDIANAPOLIS IN	IND	[*]	[*]	[*]
66	JACKSON MS	JAN	[*]	[*]	[*]
67	JACKSONVILLE FL	JAX	[*]	[*]	[*]
68	JFK NY	JFK	[*]	[*]	[*]
69	KALISPELL MT	FCA	[*]	[*]	[*]
70	KANSAS CITY MO	MCI	[*]	[*]	[*]
71	KNOXVILLE TN	TYS	[*]	[*]	[*]
72	LAS VEGAS NV	LAS	[*]	[*]	[*]
73	LITTLE ROCK AR	LIT	[*]	[*]	[*]
74	LONG BEACH CA	LGB	[*]	[*]	[*]
75	LOS ANGELES CA	LAX	[*]	[*]	[*]
76	LOUISVILLE KY	SDF	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
77	LUBBOCK TX	LBB	[*]	[*]	[*]
78	MADISON WI	MSN	[*]	[*]	[*]
79	MANCHESTER NH	MHT	[*]	[*]	[*]
80	MCALLEN TX	MFE	[*]	[*]	[*]
81	MEDFORD OR	MFR	[*]	[*]	[*]
82	MEMPHIS TN	MEM	[*]	[*]	[*]
83	MIAMI FL	MIA	[*]	[*]	[*]
84	MILWAUKEE WI	MKE	[*]	[*]	[*]
85	MINNEAPOLIS MN	MSP	[*]	[*]	[*]
86	MINOT ND	MOT	[*]	[*]	[*]
87	MISSOULA MT	MSO	[*]	[*]	[*]
88	MOBILE AL	MOB	[*]	[*]	[*]
89	NASHVILLE TN	BNA	[*]	[*]	[*]
90	NEW ORLEANS LA	MSY	[*]	[*]	[*]
91	NEWARK NJ	EWR	[*]	[*]	[*]
92	NORFOLK VA	ORF	[*]	[*]	[*]
93	OAKLAND CA	OAK	[*]	[*]	[*]
94	OKLAHOMA CITY OK	OKC	[*]	[*]	[*]
95	OMAHA NE	OMA	[*]	[*]	[*]
96	ONTARIO CA	ONT	[*]	[*]	[*]
97	ORANGE CNTY AIRPORT	SNA	[*]	[*]	[*]
98	ORLANDO FL	MCO	[*]	[*]	[*]
99	PALM BEACH FL	PBI	[*]	[*]	[*]
100	PASCO WA	PSC	[*]	[*]	[*]
101	PEORIA IL	PIA	[*]	[*]	[*]
102	PHILADELPHIA PA	PHL	[*]	[*]	[*]
103	PHOENIX AZ	PHX	[*]	[*]	[*]
104	PITTSBURGH PA	PIT	[*]	[*]	[*]
105	POCATELLO ID	PIH	[*]	[*]	[*]
106	PORTLAND ME	PWM	[*]	[*]	[*]
107	PORTLAND OR	PDX	[*]	[*]	[*]
108	PRESQUE ISLE ME	PQI	[*]	[*]	[*]
109	PROVIDENCE RI	PVD	[*]	[*]	[*]
110	RALEIGH NC	RDU	[*]	[*]	[*]
111	RAPID CITY SD	RAP	[*]	[*]	[*]
112	RENO NV	RNO	[*]	[*]	[*]
113	RICHMOND VA	RIC	[*]	[*]	[*]
114	ROANOKE VA	ROA	[*]	[*]	[*]
115	ROCHESTER MN	RST	[*]	[*]	[*]
116	ROCHESTER NY	ROC	[*]	[*]	[*]
117	ROCK SPRINGS WY	RKS	[*]	[*]	[*]
118	SACRAMENTO CA	SMF	[*]	[*]	[*]
119	SALIBURY MD	SBY	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

			Originating Operations	Destinating Operations
	Air Cargo Network City	Service Point	ALL Mail Due Aviation Supplier Monday - Friday	Required Delivery Time to Postal Service Tuesday - Friday	Required Delivery Time to Postal Service Saturday
120	SALT LAKE CITY UT	SLC	[*]	[*]	[*]
121	SAN ANTONIO TX	SAT	[*]	[*]	[*]
122	SAN DIEGO CA	SAN	[*]	[*]	[*]
123	SAN FRANCISCO CA	SFO	[*]	[*]	[*]
124	SAN JOSE CA	SJC	[*]	[*]	[*]
125	SAN JUAN PR	SJU	[*]	[*]	[*]
126	SAVANNAH GA	SAV	[*]	[*]	[*]
127	SEATTLE WA	SEA	[*]	[*]	[*]
128	SHREVEPORT LA	SHV	[*]	[*]	[*]
129	SIOUX CITY IA	SUX	[*]	[*]	[*]
130	SOUIX FALLS SD	FSD	[*]	[*]	[*]
131	SOUTH BEND IN	SBN	[*]	[*]	[*]
132	SPOKANE WA	GEG	[*]	[*]	[*]
133	SPRINGFIELD MO	SGF	[*]	[*]	[*]
134	ST CLOUD MN	STC	[*]	[*]	[*]
135	ST LOUIS MO	STL	[*]	[*]	[*]
136	STEWART NY	SWF	[*]	[*]	[*]
137	SYRACUSE NY	SYR	[*]	[*]	[*]
138	TALLAHASSEE FL	TLH	[*]	[*]	[*]
139	TAMPA FL	TPA	[*]	[*]	[*]
140	TRAVERSE CITY MI	TVC	[*]	[*]	[*]
141	TUCSON AZ	TUS	[*]	[*]	[*]
142	TULSA OK	TUL	[*]	[*]	[*]
143	TWIN FALLS ID	TWF	[*]	[*]	[*]
144	WATERLOO IA	ALO	[*]	[*]	[*]
145	WAUSAU WI	CWA	[*]	[*]	[*]
146	WENATCHEE WA	EAT	[*]	[*]	[*]
147	WICHITA KS	ICT	[*]	[*]	[*]
148	YAKIMA WA	YKM	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

Exercised Option 1 and 2

Attachment 4

Operating Plan, Night Network

June 27, 2014

Tender and Delivery Process Codes

A	Postal Service Builds ULDs

B	Postal Service Transports ULDs to Ramp

C	Postal Service Transports Loose Volume to and from Aviation Supplier Location other than Airport Ramp

D	Postal Service Transports Loose Volumes to and from Aviation Supplier Ramp

E	Aviation Supplier Picks Up ULDs

F	Aviation Supplier Delivers in ULDs

G	Aviation Supplier Delivers Volume Loose to a Postal Service Designated Location

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
1	ALBANY NY	ALB	D	D
2	ALBURQUERQUE NM	ABQ	D	D
3	ALLENTOWN PA	ABE	D	Origin Only
4	AMARILLO TX	AMA	D	Origin Only
5	ANCHORAGE AK	ANC	D	D
6	APPLETON WI	ATW	D	D
7	ATLANTA GA	ATL	E	D
8	AUSTIN (Air Stop) TX	AUS	D	D
9	BALTIMORE MD	BWI	D	D
10	BANGOR ME	BGR	D	D
11	BATON ROUGE LA	BTR	D	D
12	BEND OR	RDM	D	Origin Only
13	BILLINGS MT	BIL	D	D
14	BIRMINGHAM AL	BHM	D	D
15	BISMARK ND	BIS	D	Origin Only
16	BOISE ID	BOI	E	F
17	BOSTON MA	BOS	D	D
18	BOZEMAN MT	BZN	D	Origin Only
19	BRISTOL TN / VA	TRI	D	Origin Only
20	BUFFALO NY	BUF	D	D
21	BURBANK CA	BUR	D	D
22	BURLINGTON VT	BTV	D	D
23	BUTTE MT	BTM	D	Origin Only
24	CASPER WY	CPR	D	Origin Only
25	CEDAR RAPIDS IA	CID	D	D
26	CHARLESTON WV	CRW	D	D
27	CHARLOTTE NC	CLT	D	D
28	CHATTANOOGA P&DC TN	CHA	D	D
29	CHEYENNE WY	CYS	D	Origin Only
30	CHICAGO IL	ORD	D	D
31	CINCINNATI OH	CVG	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
32	CLEVELAND OH	CLE	D	D
33	COLORADO SPRINGS CO	COS	D	D
34	COLUMBIA SC	CAE	D	D
35	COLUMBUS OH	CMH	D	D
36	DALLAS TX	DFW	D	D
37	DAYTON OH	DAY	D	D
38	DENVER CO	DEN	D	D
39	DES MOINES IA	DSM	D	D
40	DETROIT MI	DTW	D	D
41	DULLES VA	IAD	D	D
42	DULUTH MN	DLH	D	D
43	DURANGO CO	DRO	D	Origin Only
44	EL PASO TX	ELP	D	D
45	ELM NY	ELM	D	D
46	EUGENE OR	EUG	D	Origin Only
47	FAIRBANKS AK	FAI	D	Origin Only
48	FLINT P&DC MI	FNT	D	D
49	FORT MYERS P&DC FL	RSW	E	F
50	FORT WAYNE IN P&DC	FWA	D	D
51	FRESNO CA	FAT	D	D
52	FT LAUDERDALE FL	FLL	D	F
53	GRAND FORKS ND	GFK	D	D
54	GRAND JUNCTION CO	GJT	D	Origin Only
55	GRAND RAPIDS MI	GRR	D	D
56	GREAT FALLS MT	GTF	D	D
57	GREENSBORO NC	GSO	D	D
58	GREENVILLE SC	GSP	D	D
59	HARRISBURG PA	MDT	D	D
60	HARTFORD CT	BDL	D	D
61	HELENA MT	HLN	D	Origin Only
62	HONOLULU HI	HNL	D	D
63	HOUSTON TX	IAH	D	D
64	HUNTSVILLE P&DF AL	HSV	D	D
65	INDIANAPOLIS IN	IND	D	D
66	JACKSON MS	JAN	C	C
67	JACKSONVILLE FL	JAX	E	F
68	JFK NY	JFK	BD	D
69	KALISPELL MT	FCA	D	Origin Only
70	KANSAS CITY MO	MCI	D	D
71	KNOXVILLE TN	TYS	D	D
72	LAS VEGAS NV	LAS	D	D
73	LITTLE ROCK AR	LIT	C	C
74	LONG BEACH CA	LGB	D	Origin Only
75	LOS ANGELES CA	LAX	D	D
76	LOUISVILLE KY	SDF	D	D
77	LUBBOCK TX	LBB	D	D
78	MADISON WI	MSN	D	D
79	MANCHESTER NH	MHT	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
80	MCALLEN TX	MFE	D	Origin Only
81	MEDFORD OR	MFR	D	Origin Only
82	MEMPHIS TN	MEM	D	D
83	MIAMI FL	MIA	D	F/D
84	MILWAUKEE WI	MKE	D	D
85	MINNEAPOLIS MN	MSP	D	D
86	MINOT ND	MOT	D	Origin Only
87	MISSOULA MT	MSO	D	Origin Only
88	MOBILE AL	MOB	D	D
89	NASHVILLE TN	BNA	D	D
90	NEW ORLEANS LA	MSY	D	D
91	NEWARK NJ	EWR	E	F
92	NORFOLK VA	ORF	D	D
93	OAKLAND CA	OAK	D	D
94	OKLAHOMA CITY OK	OKC	D	D
95	OMAHA NE	OMA	D	D
96	ONTARIO CA	ONT	D	D
97	ORANGE COUNTY AIRPORT	SNA	D	Origin Only
98	ORLANDO FL	MCO	A	D
99	PALM BEACH FL	PBI	D	D (T-F) / G (Sat)
100	PASCO WA	PSC	D	Origin Only
101	PEORIA MPO IL	PIA	D	D
102	PHILADELPHIA PA	PHL	D	D
103	PHOENIX AZ	PHX	D	D
104	PITTSBURGH PA	PIT	D/E	D
105	POCATELLO ID	PIH	D	Origin Only
106	PORTLAND ME	PWM	D	D
107	PORTLAND OR	PDX	D	D
108	PRESQUE ISLE ME	PQI	D	D
109	PROVIDENCE RI	PVD	D	D
110	RALEIGH NC	RDU	D	D
111	RAPID CITY SD	RAP	D	Origin Only
112	RENO NV	RNO	D	D
113	RICHMOND VA	RIC	D	D
114	ROANOKE VA	ROA	D	D
115	ROCHESTER MN	RST	D	D
116	ROCHESTER NY	ROC	D	D
117	ROCK SPRINGS WY	RKS	D	Origin Only
118	SACRAMENTO CA	SMF	D	D
119	SALISBURY	SBY	D	Origin Only
120	SALT LAKE CITY UT	SLC	E	F
121	SAN ANTONIO TX	SAT	D	D
122	SAN DIEGO CA	SAN	D	D
123	SAN FRANCISCO CA	SFO	E/D	F/D
124	SAN JOSE CA	SJC	D	D
125	SAN JUAN PR	SJU	D	D
126	SAVANNAH P&DF GA	SAV	D	D
127	SEATTLE WA	SEA	D	D

Air Cargo Network

Contract ACN-13-FX

Attachment 4: Operating Plan, Night Network

Modification 19

	Air Cargo Network City	Service Point	Tender Code	Delivery Code
128	SHREVEPORT LA	SHV	D	D
129	SIOUX CITY IA	SUX	D	Origin Only
130	SOUIX FALLS SD	FSD	D	D
131	SOUTH BEND IN P&DC	SBN	D	D
132	SPOKANE WA	GEG	D	D
133	SPRINGFIELD MO	SGF	D	D
134	ST CLOUD MN	STC	D	Origin Only
135	ST LOUIS MO	STL	D	D
136	STEWART NY 125	SWF	D	D
137	SYRACUSE NY	SYR	D	D
138	TALLAHASSEE P&DF FL	TLH	D	D
139	TAMPA FL	TPA	A	D
140	TRAVERSE CITY MI	TVC	D	D
141	TUCSON AZ	TUS	D	D
142	TULSA OK	TUL	D	D
143	TWIN FALLS ID	TWF	D	Origin Only
144	WATERLOO IA	ALO	D	Origin Only
145	WAUSAU WI	CWA	D	D
146	WENATCHEE WA	EAT	D	Origin Only
147	WICHITA KS	ICT	D	D
148	YAKIMA WA	YKM	D	Origin Only

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Mod 19

Exercised Option 1 and 2

Attachment 10

Pricing

June 27, 2014

Attachment 10 – Pricing Day Network (Proposal 2F)

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Mod 19

Attachment 10 – Pricing Night Network (Proposal 2B)	18-Apr-13

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 10: Pricing

Mod 19

Attachment 10 – Pricing	6/27/2014

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 13: Service Contract Act Wage Determinations

June 27, 2014

Mod 19

Attachment 13

Service Contract Act Wage

Determinations June 27, 2014

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 14: Contract Density

Mod 19

Attachment 14

Contract Density for the Day Network

June 27, 2014

“Contract Density” will be measured by the invoicing system of record. It will measure the density (pounds per cubic foot) to be used as referenced in the following sections of the contract:

•	Part 1: Statement of Work; Reduction in Payment

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered in ULDs

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Surface Trucks

•	Part 1: Statement of Work; Payment Processing - Day Network - Per Cube, Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub

“Contract Density” will be calculated based on the sum of all assigned rounded weights for handling types “D” (loose Mixed Handling Units) and “M” (Day Hub assignments) minus handling type “M”s that were matched to loose Handling Units in the contingency process (MCX). The total of these pounds will be divided by the total Cubic Feet of all D&Rs rated as handling types “C” (Mixed ULDs) and “H” (Partial Containers). The density calculation will be rounded to the nearest hundredth.

“Contract Density” will be based on the actual density calculated from two operating periods prior to the operating period being invoiced. With the following exceptions, “Peak Season” (December Operating Period) “Contract Density” will use the actual density from the prior year’s Peak Season. Both, January and February Operating Periods will use the actual November density from the same contract (fiscal) year.

This “Contract Density” measurement process will begin with Operating Period 11and continue through the end of the contract unless the parties mutually agree to a change. For Operating Periods 9 and 10, “Contract Density” will be calculated using data from the invoice of record, and the process outlined in the legacy system associated with contract FXNET-2006-01 from Operating Periods 7 and 8.

In addition, for Operating Periods 1 through 8, the Postal Service and FedEx agree to reconcile each Operating Period using the actual density as measured under the prior contract, FXNET-2006-01, and agreed to by both parties as shown in the table below.

Air Cargo Network

Contract ACN-13-FX

Attachment 14: Contract Density

Mod 19

The agreed to “Contract Density” to be used for the contract measurement and during the Reconciliation Process is as follows (Operating Periods through 24 are shown below, the process described above will be followed for all future Operating Periods):

Operating Period	Contract Density	Process
1 (Oct-13)	[*]	Recalculate using this actual density
2 (Nov-13)	[*]	Recalculate using this actual density
3 (Dec-13)	[*]	Recalculate using this actual density
4 (Jan-14)	[*]	Recalculate using this actual density
5 (Feb-14)	[*]	Recalculate using this actual density
6 (Mar-14)	[*]	Recalculate using this actual density
7 (Apr-14)	[*]	Recalculate using this actual density
8 (May-14)	[*]	Recalculate using this actual density
9 (Jun-14)	Apr-14	Two Prior OP Actual
10 (Jul-14)	May-14	Two Prior OP Actual
11 (Aug-14)	Jun-14	Two Prior OP Actual
12 (Sep-14)	Jul-14	Two Prior OP Actual
13 (Oct-14)	Aug-14	Two Prior OP Actual
14 (Nov-14)	Sep-14	Two Prior OP Actual
15 (Dec-14)	[*]	Previous Year’s Actual Density
16 (Jan-15)	Nov-14	Two Prior OP Actual
17 (Feb-15)	Nov-14	Three Prior OP Actual
18 (Mar-15)	Jan-15	Two Prior OP Actual
19 (Apr-15)	Feb-15	Two Prior OP Actual
20 (May-15)	Mar-15	Two Prior OP Actual
21 (Jun-15)	Apr-15	Two Prior OP Actual
22 (Jul-15)	May-15	Two Prior OP Actual
23 (Aug-15)	Jun-15	Two Prior OP Actual
24 (Sep-15)	Jul-15	Two Prior OP Actual

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 15: Average Weights

Mod 19

Attachment 15

Average Weight

June 27, 2014

This attachment describes the process to establish the Average Weight used for D&Rs (Handling Units) where the actual weight is not available or is not correct. Beginning with Operating Period 1, the process established in contract FXNET-2006-01 (legacy) for Average Weights will be used until the Operating Period during which the Postal Service invoicing system is implemented.

Beginning with the Operating Period during which the Postal Service invoicing system is implemented and for all subsequent Operating periods the following process will be in effect:

These average weights will be used in reconciliation and SASS will use these averages weights for all HUP, FXI and FXO assignments.

The average weight will be calculated at the end of each operating period as follows:

Sum the weight of all handling units by invoiced Handling Type.

The Day Turn will include handling types A, D and E total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The Night Turn will include handling types I and K total weights divided by the count of D&Rs that the origin is not FXI, FXO or HUP.

The result is then rounded to the nearest pound.

The Average Weight calculation from two operating periods prior will be used for the operating period being invoiced and reconciled. This process will not be adjusted or changed in reconciliation.

Air Cargo Network

Contract ACN-13-FX

Attachment 16: Re-labeling / Type M

Matching Process

Mod 19

Attachment 16

Re-labeling / Type M

Matching Process

June 27, 2014

The following payment system process identifies handling units that are missing contractually required scans due to the day Re-Label Process.

The Postal Service payment system, SASS, will identify handling types A, D, E, F, & G with an open bypass deduction code that missing Delivery scans, and do not have third-party THS Break Scans. These handling units will be grouped by RDT date, destination, and D&R. These handling units will be labeled “Bucket 1”.

The Postal Service payment system, SASS, will then identify all handling units with HUP, FXI or FXO origins (handling type “M”) that have a FedEx delivery scan at the correct Service Point.

These handling units will be labeled “Bucket 2”.

During the invoice process, for each RDT date, the Postal Service payment system, SASS, will match the “Bucket 1” handling units to the “Bucket 2” handling units that have the same destination and RDT date.

If any “Bucket 1” handling units remain unmatched, the Postal Service payment system, SASS, will then match these handling units to any “Bucket 2” handling units with RDT date + 1 that were not previously used in the matching process.

[*]

Any “Bucket 1” handling unit successfully matched to a “Bucket 2” handling unit will not be subject to the missing scan deductions for fuel or non-fuel described in “Part 1: Statement of Work; Payment Procedures.”

The successfully matched “Bucket 1” handling units will be identified with deduction reason code MCX, cancelling the fuel and non-fuel deductions described in “Part 1: Statement of Work; Payment Procedures.”. These handling units will still maintain performance waiver code 007.

All handling units rated as handling type M will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.”

All handling units rated as handling type M will be subject to fuel and non-fuel deductions for scans that are provided at incorrect delivery Service Points described in the “Part 1: Statement of Work; Payment Procedures and Payment Processing – Day Network – Per Cube” sections and as stated above the type M handling units will not meet the “Bucket 2” type M criteria.

All type M handling units with a delivery scan at a correct delivery Service Point will be included in lane performance evaluation and reductions in payment, described in the “Part 1: Statement of Work; Performance Requirements and Measurement and Reduction of Payment” sections.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 16: Re-labeling / Type M

Matching Process

Mod 19

Beginning with the Operating Period during which the Postal Service invoicing system implements the Relabeling / type M Matching process module and for all subsequent Operating Periods, the process described above will be in effect.

For all Operating Periods prior to the Operating Period in which the Postal Service invoicing system is implemented, handling units that qualify as Bucket 1 will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.” The Postal Service and FedEx will resolve these handling units during the reconciliation process for each of these Operating Periods.

Beginning with the Operating Period during which the Postal Service invoicing system is implemented and for all subsequent Operating Periods prior to the Operating Period during which the Postal Service invoicing system implements the Relabeling / type M Matching process module, handling units that qualify as Bucket 1 will not be subject to missing scan deductions for Nest or Delivery scans described in “Part 1: Statement of Work; Payment Procedures.” During these periods, the Postal Service invoicing system will execute the missing scan deductions; however, the Postal Service and FedEx will jointly identify and reverse these deductions during the reconciliation process.

Air Cargo Network

Contract ACN-13-FX

Attachment 17: Handling Unit Types

Mod 19

Attachment 17

Handling Types

June 27, 2014

The following list defines Handling Types as referenced in the contract and preceding attachments.

Handling Type	Handling Type Description
A	Lives Handling Unit
B	Bypass Container
C	Mixed Container
D	Mixed Handling Unit
E	Trucked Handling Unit
G	Bypass Handling Unit
H	Partial Container
I	Night Handling Unit
J	Night Mixed Container
K	Night Lives Handling Unit
L	LIV or TRK Container
M	HUP Handling Unit